Exhibit 4.1

EXECUTION COPY

ARTHUR J. GALLAGHER & CO.

ARTHUR J. GALLAGHER & CO. (ILLINOIS)

ARTHUR J. GALLAGHER BROKERAGE & RISK MANAGEMENT SERVICES, LLC

RISK PLACEMENT SERVICES, INC.

GALLAGHER BASSETT SERVICES, INC.

GALLAGHER BENEFIT SERVICES, INC.

ARTHUR J. GALLAGHER RISK MANAGEMENT SERVICES, INC.

ARTHUR J. GALLAGHER SERVICE COMPANY, LLC

$325,000,000 4.58% SENIOR NOTES, SERIES H, DUE FEBRUARY 27, 2024

$175,000,000 4.73% SENIOR NOTES, SERIES I, DUE FEBRUARY 27, 2026

$100,000,000 4.98% SENIOR NOTES, SERIES J, DUE FEBRUARY 27, 2029

NOTE PURCHASE AGREEMENT

DATED AS OF DECEMBER 20, 2013

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SCHEDULE A	—	Purchaser Schedule

SCHEDULE B	—	Defined Terms

SCHEDULE 5.3	—	Disclosure Materials

SCHEDULE 5.4(a)(i)	—	Company’s Subsidiaries

SCHEDULE 5.4 (a)(ii)	—	Company’s Affiliates

SCHEDULE 5.4(a)(iii)	—	Company’s Directors and Officers

SCHEDULE 5.4(b)	—	Liens on Shares

SCHEDULE 5.4(d)	—	Restrictions on Dividends, Etc.

SCHEDULE 5.5	—	Financial Statements

SCHEDULE 5.15(a)	—	Existing Indebtedness

SCHEDULE 5.15(b)	—	Liens

SCHEDULE 5.15(c)	—	Restrictions on Indebtedness

EXHIBIT 1(a)	—	Form of 4.58% Senior Notes, Series H, due February 27, 2024

EXHIBIT 1(b)	—	Form of 4.73% Senior Notes, Series I, due February 27, 2026

EXHIBIT 1(c)	—	Form of 4.98% Senior Notes, Series J, due February 27, 2029

EXHIBIT 4.4(a)	—	Form of Opinion of Special Counsel for the Obligors

EXHIBIT 4.4(b)	—	Form of Opinion of Counsel for the Obligors

EXHIBIT 4.4(c)	—	Form of Opinion of Special Counsel for the Purchasers

EXHIBIT 9.7(a)(i)	—	Form of Subsidiary Guaranty

EXHIBIT 9.7(a)(ii)	—	Form of Joinder Agreement

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ARTHUR J. GALLAGHER & CO.

The Gallagher Centre, Two Pierce Place

Itasca, Illinois 60143-3141

$325,000,000 4.58% SENIOR NOTES, SERIES H, DUE FEBRUARY 27, 2024

$175,000,000 4.73% SENIOR NOTES, SERIES I, DUE FEBRUARY 27, 2026

$100,000,000 4.98% SENIOR NOTES, SERIES J, DUE FEBRUARY 27, 2029

Dated as of December 20, 2013

TO EACH OF THE PURCHASERS LISTED IN

SCHEDULE A HERETO:

Ladies and Gentlemen:

Arthur J. Gallagher & Co., a Delaware corporation (the “Company”), Arthur J. Gallagher & Co. (Illinois), an Illinois corporation (“AJG Illinois”), Arthur J. Gallagher Brokerage & Risk Management Services, LLC, a Delaware limited liability company (“AJG Brokerage”), Risk Placement Services, Inc., an Illinois corporation (“RPS”), Gallagher Bassett Services, Inc., a Delaware corporation (“Gallagher Bassett”), Gallagher Benefit Services, Inc., a Delaware corporation (“Gallagher Benefit”), Arthur J. Gallagher Risk Management Services, Inc., an Illinois corporation (“Gallagher Risk”), and Arthur J. Gallagher Service Company, LLC, a Delaware limited liability company (“Gallagher Service”; the Company, AJG Illinois, AJG Brokerage, RPS, Gallagher Bassett, Gallagher Benefit, Gallagher Risk and Gallagher Service are each, together with any Subsidiary which is required to become an Obligor in compliance with the requirements of Section 9.7, hereinafter individually referred to as an “Obligor” and collectively as the “Obligors”), jointly and severally agree with each of the Purchasers whose names appear in Schedule A attached hereto (each, a “Purchaser” and, collectively, the “Purchasers”) as follows:

SECTION 1.	Authorization of Notes.

The Obligors will authorize the issue and sale of $600,000,000 aggregate principal amount of their senior notes consisting of (i) $325,000,000 aggregate principal amount of their 4.58% Senior Notes, Series H, due February 27, 2024, (the “Series H Notes”), (ii) $175,000,000 aggregate principal amount of their 4.73% Senior Notes, Series I, due February 27, 2026 (the “Series I Notes”) and (iii) $100,000,000 aggregate principal amount of their 4.98% Senior Notes, Series J, due February 27, 2029, (the “Series J Notes”). The Series H Notes, the Series I Notes and the Series J Notes are herein collectively referred to as the “Notes.” As used herein, the term “Notes” shall mean all senior notes (irrespective of series unless otherwise specified) originally delivered pursuant to this Agreement and any such notes issued in substitution therefor pursuant to Section 13. The Series H Notes, the Series I Notes and the Series J Notes shall be substantially in the forms set out in Exhibit 1(a), Exhibit 1(b) and Exhibit 1(c), respectively. Certain capitalized and other terms used in this Agreement are defined in Schedule B; and references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

SECTION 2.	Sale and Purchase of Notes.

Section 2.1 Purchase and Sale of Notes. Subject to the terms and conditions of this Agreement, the Obligors will issue and sell to each Purchaser and each Purchaser will purchase from the Obligors, at the Closing provided for in Section 3, Notes in the principal amount and in the series specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

Section 2.2 Release of Subsidiary Guarantors and Obligors. (a) The holders of the Notes acknowledge and agree that any Subsidiary Guarantor or Obligor (other than the Company) shall be automatically discharged and released from the Subsidiary Guaranty to which it is a party or this Agreement, the Notes and any Joinder Agreement, as the case may be, pursuant to the written request of the Company, provided that (i) such Subsidiary Guarantor or such Obligor, as the case may be, has been released and discharged as a guarantor or an obligor under and in respect of all Indebtedness of the Company at any time due and owing pursuant to (x) the Bank Credit Agreement and (y) each Existing Note Agreement with respect to which such Subsidiary Guarantor or Obligor, as the case may be, is a guarantor or obligor, and the Company so certifies to the holders of the Notes in a certificate which accompanies such request for release and discharge, (ii) any such release and discharge shall be expressly conditioned upon receipt by the holders of the Notes of a written agreement executed by the Subsidiary Guarantor or such Obligor, as the case may be, to be released pursuant to which such Subsidiary Guarantor or Obligor, shall agree that if, for any reason whatsoever, it thereafter becomes a guarantor or an obligor under and in respect of any Indebtedness of the Company at any time due and owing pursuant to (x) the Bank Credit Agreement or (y) any Existing Note Agreement, then such Subsidiary Guarantor or such Obligor, as the case may be, shall contemporaneously provide written notice thereof to the holders of the Notes accompanied by an executed (A) Subsidiary Guaranty or (B) Joinder Agreement, as the case may be, of such Subsidiary together with any other documents required to be delivered by such Subsidiary Guarantor or Obligor in accordance with Section 9.7, and (iii) at the time of such release and discharge, the Company shall deliver a certificate of a Responsible Officer to the holders of the Notes to the effect that no Default or Event of Default exists; provided that, notwithstanding the foregoing, the Company, or any successor that becomes an Obligor in place of the Company in the manner prescribed in Section 10.5, shall in any and all events and at all times remain an Obligor.

(b) The Company agrees that it will not, nor will it permit any Subsidiary or Affiliate to, directly or indirectly, pay or cause to be paid any consideration or remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any creditor of the Company or of any Subsidiary Guarantor or Obligor, as the case may be, as consideration for or as an inducement to the entering into by any such creditor of any release or discharge of any Subsidiary Guarantor or Obligor, as the case may be, with respect to any liability of such Subsidiary Guarantor or Obligor, as the case may be, as a guarantor or obligor under or in respect of Indebtedness of the Company, unless such consideration or remuneration is concurrently paid, on the same terms, ratably to the holders of all of the Notes then outstanding.

(c) Each holder of the Notes further acknowledges and agrees that following the release of an Obligor pursuant to this Section 2.2, if requested in writing by the Obligor Agent, that such holder of the Notes shall, at the cost and expense of the Obligors, within 20 Business Days following the date of such request, surrender each Note which it then holds in exchange for the receipt of a new Note and in an equal outstanding principal amount executed by the remaining Obligors.

SECTION 3.	Closing.

The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Schiff Hardin LLP, Suite 6600, 233 S. Wacker Dr., Chicago, Illinois 60606, at 10:00 A.M. Chicago time, at a closing (the “Closing”) on February 27, 2014. At the Closing, the Obligors will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note of each series to be purchased by such Purchaser (or such greater number of Notes of a series in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Obligors or their order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 265-977-9, Account Name: Arthur J. Gallagher & Co. – Delaware Dividend Account, at Harris N.A., Chicago, IL (ABA No.: 071-000-288). If at the Closing the Obligors shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

SECTION 4.	Conditions to Closing.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1 Representations and Warranties. The representations and warranties of each Obligor in this Agreement shall be correct when made and at the time of the Closing.

Section 4.2 Performance; No Default. Each Obligor shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing including Sections 9 and 10. From the date of this Agreement until Closing, both before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing.

Section 4.3 Compliance Certificates.

(a) Officer’s Certificate. Each Obligor shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b) Secretary’s Certificate. Each Obligor shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of Closing, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

Section 4.4 Opinions of Counsel. Such Purchaser shall have received opinions in form and substance reasonably satisfactory to such Purchaser, dated the date of the Closing (a) from Sidley Austin LLP, counsel for the Obligors, in the form set forth in Exhibit 4.4(a) (and each Obligor hereby instructs its counsel to deliver such opinion to the Purchasers) (b) from Walter D. Bay, Esq., General Counsel and Secretary of the Company, in the form set forth in Exhibit 4.4(b) (and the Obligors hereby instruct their counsel to deliver such opinion to the Purchasers) and (c) from Schiff Hardin LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(c) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5 Purchase Permitted by Applicable Law, Etc. On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6 Sale of Other Notes. Contemporaneously with the Closing, the Obligors shall sell to each other Purchaser, and each other Purchaser shall purchase, the Notes to be purchased by it at the Closing as specified in Schedule A.

Section 4.7 Payment of Special Counsel Fees. Without limiting the provisions of Section 15.1, the Obligors shall have paid on or before the Closing the reasonable fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

Section 4.8 Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each series of Notes.

Section 4.9 Changes in Corporate Structure. No Obligor shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.10 Funding Instructions. At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number and (c) the account name and number into which the purchase price for the Notes is to be deposited.

Section 4.11 Proceedings and Documents. All corporate or limited liability company and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

SECTION 5.	Representations and Warranties of the Obligors.

Each Obligor represents and warrants to each Purchaser as of the date hereof that:

Section 5.1 Organization; Power and Authority. Such Obligor is a corporation or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, and is duly qualified as a foreign corporation or limited liability company, as the case may be, and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Such Obligor has the corporate or limited liability company power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

Section 5.2 Authorization, Etc. This Agreement and the Notes have been duly authorized by all necessary corporate or limited liability company action on the part of such Obligor, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3 Disclosure. The Obligors, through their agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, have delivered to each Purchaser a copy of a Confidential Private Placement Memorandum, dated November 2013 (the “Memorandum”), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. This Agreement, the Memorandum, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and identified on Schedule 5.3 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements delivered to each Purchaser prior to December 20, 2013 being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since December 31, 2012, there has been no change in the financial condition, operations, business or properties of the Company and its Subsidiaries, taken as a whole, except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to any Obligor that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

Section 5.4 Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary and designation of whether or not such Subsidiary is an obligor or guarantor under the Bank Credit Agreement, (ii) of the Company’s Affiliates, other than Subsidiaries, and (iii) of the Company’s directors and senior officers.

(b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are (in the case of capital stock) fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4 or Schedule 5.15(b)).

(c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other legal entity power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact other than that which could not reasonably be expected to have a Material Adverse Effect.

(d) No Subsidiary is a party to, or otherwise subject to, any legal, regulatory, contractual or other restriction (other than this Agreement, the agreements listed on Schedule 5.4 and limitations imposed by law) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

Section 5.5 Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such financial statements and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). To the knowledge of the Company, the Company and its Subsidiaries do not have any Material liabilities that are not disclosed in such financial statements or otherwise disclosed in the Disclosure Documents.

Section 5.6 Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Obligors of this Agreement and the Notes will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of any Obligor or any Subsidiary under, any Material indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which such Obligor or any Subsidiary is bound or by which any Obligor or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to any Obligor or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to any Obligor or any Subsidiary.

Section 5.7 Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Obligors of this Agreement or the Notes.

Section 5.8 Litigation; Observance of Agreements, Statutes and Orders. (a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of each of the Obligors, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws or the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 5.9 Taxes. The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company has established adequate reserves on a consolidated basis in accordance with GAAP. No Obligor knows of any basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are, in the judgment of the Company, adequate. The Federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2010; provided, however, that this sentence shall not apply to any Federal income tax liabilities of the Company and its Subsidiaries arising from an examination by a Governmental Authority of any of the investment partnerships of the Company.

Section 5.10 Title to Property; Leases. The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

Section 5.11 Licenses, Permits, Etc. (a) The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, without known conflict with the rights of others, except those conflicts that, individually and in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(b) To the knowledge of each Obligor, no product of the Company or any of its Subsidiaries infringes in any respect with any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person, except to the extent any such infringement could not reasonably be expected to have a Material Adverse Effect.

(c) To the knowledge of each Obligor, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

Section 5.12 Compliance with ERISA. (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability (other than liabilities for PBGC premiums that have been paid or will be paid on a timely basis) pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to sections 412 or 430 of the Code or section 4068 of ERISA, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $30,000,000. The term “benefit liabilities” has the meaning specified in Section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c) In respect of each Plan, the Company and each other member of its Controlled Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code to the extent applicable to it.

(d) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under Section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(e) The expected post retirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Accounting Standard Codification 715, formerly known as Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of the Company and its Subsidiaries is not Material or has otherwise been disclosed in the financial statements set forth on Schedule 5.5.

(f) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(f) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by such Purchaser.

Section 5.13 Private Offering by the Company. No Obligor nor anyone acting on any Obligor’s behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 10 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. No Obligor nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

Section 5.14 Use of Proceeds; Margin Regulations. The Obligors will apply the proceeds of the sale of the Notes to repay outstanding borrowings under the Bank Credit Agreement (without reducing the commitments thereunder) and for general corporate purposes, including the financing of acquisitions. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220), in each case, in contravention of applicable margin stock regulations. Margin stock does not constitute more than 15% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 15% of the value of such assets. As used in this Section 5.14, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15 Existing Indebtedness; Future Liens. (a) Schedule 5.15(a) sets forth the outstanding Indebtedness of the Company and its Subsidiaries as of September 30, 2013, which list is complete and correct in all material respects (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and Guaranty thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Except as disclosed in Schedule 5.15(b), neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.4.

(c) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company or any Subsidiary, except as specifically indicated in Schedule 5.15(c).

Section 5.16 Foreign Assets Control Regulations, Etc. (a) Neither the Company nor any Controlled Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, United States Department of the Treasury (“OFAC”) (an “OFAC Listed Person”), (ii) an agent, department, or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program, or (iii) otherwise blocked, subject to sanctions under or engaged in any activity in violation of other United States economic sanctions, including but not limited to, the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Comprehensive Iran Sanctions, Accountability and Divestment Act (“CISADA”) or any similar law or regulation with respect to Iran or any other country, the Sudan Accountability and Divestment Act, any OFAC Sanctions Program, or any economic sanctions regulations administered and enforced by the United States or any enabling legislation or executive order relating to any of the foregoing (collectively, “U.S. Economic Sanctions”) (each OFAC Listed Person and each other Person, entity, organization and government of a country described in clause (i), clause (ii) or clause (iii), a “Blocked Person”). Neither the Company nor any Controlled Entity has been notified that its name appears or may in the future appear on a state list of Persons that engage in investment or other commercial activities in Iran or any other country that is subject to U.S. Economic Sanctions.

(b) No part of the proceeds from the sale of the Notes hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (i) in connection with any investment in, or any transactions or dealings with, any Blocked Person, or (ii) otherwise in violation of U.S. Economic Sanctions.

(c) Neither the Company nor any Controlled Entity (i) has been found in violation of, charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), the USA Patriot Act or any other United States law or regulation governing such activities (collectively, “Anti-Money Laundering Laws”) or any U.S. Economic Sanctions violations, (ii) to the Company’s knowledge, is under investigation by any Governmental Authority for possible violation of Anti-Money Laundering Laws or any U.S. Economic Sanctions violations, (iii) has been assessed civil penalties under any Anti-Money Laundering Laws or any U.S. Economic Sanctions, or (iv) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply in all material respects with applicable law) to ensure to the extent necessary that the Company and each Controlled Entity is and will continue to be in compliance in all material respects with all applicable current and future Anti-Money Laundering Laws and U.S. Economic Sanctions.

(d) (1) Neither the Company nor any Controlled Entity (i) has been charged with, or convicted of bribery or any other anti-corruption related activity under any applicable law or regulation in a U.S. or any non-U.S. country or jurisdiction, including but not limited to, the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010 (collectively, “Anti-Corruption Laws”), (ii) to the Company’s knowledge, is under investigation by any U.S. or non-U.S. Governmental Authority for possible violation of Anti-Corruption Laws, (iii) has been assessed civil or criminal penalties under any Anti-Corruption Laws or (iv) has been or is the target of sanctions imposed by the United Nations or the European Union;

(2) To the Company’s knowledge, neither the Company nor any Controlled Entity has, within the last five years, directly or indirectly offered, promised, given, paid or authorized the offer, promise, giving or payment of anything of value to a Governmental Official or a commercial counterparty for the purposes of: (i) influencing any act, decision or failure to act by such Governmental Official in his or her official capacity or such commercial counterparty, (ii) inducing a Governmental Official to do or omit to do any act in violation of the Governmental Official’s lawful duty, or (iii) inducing a Governmental Official or a commercial counterparty to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity; in each case in order to obtain, retain or direct business or to otherwise secure an improper advantage in violation of any applicable law or regulation or which would cause any holder of a Note to be in violation of any law or regulation applicable to such holder of a Note; and

(3) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage in violation of applicable law. The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply in all material respects with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable current and future Anti-Corruption Laws.

Section 5.17 Status under Certain Statutes. Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

Section 5.18 Notes Rank Pari Passu. The obligations of the Company under this Agreement and the Notes rank at least pari passu in right of payment with all other unsecured Senior Indebtedness (actual or contingent) of the Company, including, without limitation, all unsecured Senior Indebtedness of the Company described in Schedule 5.15(a) hereto.

Section 5.19 Environmental Matters. (a) Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(b) Neither the Company nor any Subsidiary has knowledge of any facts which could reasonably be expected to give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(c) Neither the Company nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws, in each case in any manner that could reasonably be expected to result in a Material Adverse Effect.

(d) All buildings on all real properties now owned, leased or operated by the Company or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

SECTION 6.	Representations of the Purchasers.

Section 6.1 Purchase for Investment. Each Purchaser severally represents that (a) it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof; provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or such pension or trust fund’s control and (b) is an “Accredited Investor” as defined in Regulation D of the Securities Act and an experienced and sophisticated investor with such knowledge and experience in financial and business matters as is necessary to evaluate the merits and risks of an investment in the Notes. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that neither the Company nor any Obligor is required to register the Notes.

Section 6.2 Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed ten percent (10%) of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1, or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as have been disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of the QPAM Exemption) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM exceed 20% of the total client assets managed by such QPAM; the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied; as of the last day of its most recent calendar quarter, the QPAM does not own a 10% or more interest in the Company and no Person controlling or controlled by the QPAM (applying the definition of “control” in Part VI(e) of the QPAM Exemption) owns a 20% or more interest in the Company (or less than 20% but greater than 10%, if such person exercises control over the management or policies of the Company by reason of its ownership interest); and (i) the identity of such QPAM and (ii) either (A) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d) or (B) based upon the list of affiliates (as defined in Part VI(c) of the QPAM Exemption) provided to the Purchasers by the Company, the conditions of Part I(a) of the QPAM Exemption are satisfied; or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a Person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f) the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA and Section 4975 of the Code.

As used in this Section 6.2, the terms “employee benefit plan”, “governmental plan”, “party in interest” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7.	Information as to the Company.

Section 7.1 Financial and Business Information. The Company shall deliver to (i) each holder of Notes and (ii) prior to the Closing, each Purchaser, in either case that is an Institutional Investor:

(a) Quarterly Statements — within 60 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of:

(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter (compared to the previous fiscal year end), and

(ii) consolidated statements of earnings and cash flows of the Company and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter (compared to the corresponding periods in the previous fiscal year), all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments; provided that delivery within the time period specified above of copies of the Company’s Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a); provided, further, that the Company shall be deemed to have made such delivery of such Form 10-Q if it shall have timely made such Form 10-Q available on the SEC’s “EDGAR” system (or any successor thereto) or any other publicly available database maintained by the SEC and on its home page on the worldwide web (at the date of this Agreement located at: http//www.ajg.com) and shall have given each holder of a Note prior notice of such availability on EDGAR (or any such successor thereto) or any other such publicly available database maintained by the SEC and on its home page on the worldwide web in connection with each delivery (such availability and notice thereof being referred to as “Electronic Delivery”);

(b) Annual Statements — within 120 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each fiscal year of the Company, duplicate copies of,

(i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

(ii) consolidated statements of earnings, changes in stockholders’ equity and cash flows of the Company and its Subsidiaries, for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company’s Form 10-K for such fiscal year (together with the Company’s annual report to stockholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC, shall be deemed to satisfy the requirements of this Section 7.1(b); provided, further, that the Company shall be deemed to have made such delivery of such Form 10-K if it shall have timely made Electronic Delivery thereof;

(c) SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability or to its public securities holders generally) and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder and excluding registration statements on Form S-8), and each prospectus and all amendments thereto (excluding those related to plans or plan interests registered on a Form S-8 registration statement) filed by the Company or any Subsidiary with the SEC and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material; provided that with respect to any such report, registration statement or prospectus filed by the Company or any Subsidiary with the SEC, the Company shall be deemed to have made such delivery of such report, registration statement or prospectus if it shall have timely made Electronic Delivery thereof;

(d) Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e) ERISA Matters — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i) with respect to any Plan, any reportable event, as defined in Section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

(f) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to any Obligor or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

(g) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Obligors or any of their Subsidiaries or relating to the ability of the Obligors to perform their respective obligations hereunder and under the Notes or the ability of a Subsidiary Guarantor to perform its obligations under a Subsidiary Guaranty as from time to time may be reasonably requested by any such holder of Notes or, prior to Closing, any such Purchaser.

Section 7.2 Officer’s Certificate. Each set of financial statements delivered to a Purchaser or a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth (which, in the case of Electronic Delivery of such financial statements, shall be by separate concurrent delivery of such certificate to each Purchaser or holder of Notes):

(a) Covenant Compliance —the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Sections 10.1 through Section 10.3, inclusive, during the quarterly or annual period covered by the financial statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); provided, that such Senior Financial Officer’s certificate as to such period shall include a reconciliation to GAAP (i.e., the amount, if any, by which any such financial information used in preparing such Senior Financial Officer’s certificate differs from the most comparable GAAP line item or financial measure disclosed in such financial statements being delivered, which clause (i) through (iv) below is the basis for such difference and, in the event clause (iv) below is applicable, the nature of the variation from GAAP causing the difference) used in preparation of the financial statements delivered pursuant to Section 7.1(a) or 7.1(b) with respect to (i) any election by the Company or a Subsidiary to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with certain provisions of this Agreement pursuant to Section 22.3) as to the period covered by any such financial statement, (ii) if applicable, the exclusion of EBITDA of a Clean Energy Subsidiary from the calculation of EBITDA or any pro forma adjustment to EBITDA, in each case as set forth in the definition of “EBITDA” as to the period covered by any such financial statement, (iii) if applicable, the use of “estimated acquisition earnout payables” determined based upon GAAP in effect as of December 31, 2008 and (iv) any variation from GAAP used in preparation of such financial statements permitted pursuant to the second sentence of Section 22.3(b); and

(b) Event of Default — a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed, to the best of such Senior Financial Officer’s knowledge and belief, the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

Section 7.3 Visitation. The Company shall permit the representatives of (i) each holder of Notes and (ii) prior to Closing, each Purchaser, in either case that is an Institutional Investor:

(a) No Default — if no Default or Event of Default then exists, at the expense of such Purchaser or holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s Senior Financial Officers, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit during normal business hours the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

(b) Default — if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective Senior Financial Officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested, provided that prior to disclosure of any material non public information pursuant to this Section 7.3, the Purchasers or the holders of the Notes shall, if requested by the Company, provide the Company with reasonable assurance that such disclosure will be held in confidence in accordance with the requirements of Regulation FD promulgated by the SEC, subject to the last sentence of Section 20.

SECTION 8.	Prepayment of the Notes.

Section 8.1 Maturity.

(a) The entire unpaid principal amount of the Series H Notes shall become due and payable on February 27, 2024.

(b) The entire unpaid principal amount of the Series I Notes shall become due and payable on February 27, 2026.

(b) The entire unpaid principal amount of the Series J Notes shall become due and payable on February 27, 2029.

Section 8.2 Optional Prepayments with Make-Whole Amount. The Obligors may, at their option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. If the entire principal amount of the Notes then outstanding is not being prepaid, then the Notes must be prepaid in an amount not less than 10% of the aggregate principal amount of the Notes then outstanding; provided, however, that the Obligors may prepay all of the Notes of any (or all) series then outstanding at any time with or without prepaying any of the Notes of any other series so long as no Default or Event of Default is then in existence or would be caused thereby. The Company will give each holder of the Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of each series of Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of a Note of any series being prepaid a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

Section 8.3 Allocation of Partial Prepayments. Unless the Obligors are prepaying all of the Notes, in the case of each partial prepayment of Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated pro rata among all holders of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof; provided, however, that if the Obligors are making a partial prepayment of the Notes of one or more series as permitted under Section 8.2, then the principal amount of each series of Notes to be prepaid in part shall be allocated pro rata among all holders of such series of Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

Section 8.4 Maturity; Surrender, Etc. In the case of each prepayment of Notes of any series pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Obligors shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Obligor Agent and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5 Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes or any part or portion thereof except (a) upon the payment or prepayment of such Notes in accordance with the terms of this Agreement and such Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions, but taking into account the different maturity dates and interest rates or similar variable terms for each series of Notes. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 15 Business Days. If the holders of more than 10% of the principal amount of the Notes then outstanding accept such offer, the Obligor Agent shall promptly notify the remaining holders of Notes of such fact and the expiration date for the acceptance by holders of such Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 5 Business Days from its receipt of such notice to accept such offer. The Obligor Agent will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.6 Make-Whole Amount. The term “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Note is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% (50 basis points) over the yield to maturity implied by (i) the yields reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal of any Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (i) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (ii) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such

Called Principal were made prior to its scheduled due date; provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of such Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 8.7 Mandatory Offer to Prepay Upon Change in Control. (a) Notice of Change in Control and Change in Control Event. The Company will, within five Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control, give written notice of such Change in Control to each holder of Notes. If within 90 days after such Change in Control, the Company does not, for any reason, have an Investment Grade Rating, a “Change in Control Event” shall be deemed to have occurred. If a Change in Control Event has occurred, the Company shall promptly give written notice thereof to the holders of Notes, and such notice shall contain and constitute an offer to prepay Notes as described in subparagraph (b) of this Section 8.7 and shall be accompanied by the certificate described in subparagraph (e) of this Section 8.7.

(b) Offer to Prepay Notes. The offer to prepay the Notes contemplated by subparagraph (a) of this Section 8.7 shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”). Such date shall be a Business Day not less than 30 days and not more than 60 days after the date of such offer.

(c) Acceptance/Rejection. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.7 by causing a written notice of such acceptance to be delivered to the Company not later than 15 days prior to the Proposed Prepayment Date. A failure by a holder of Notes to respond to the offer to prepay made pursuant to this Section 8.7 within the specified time period shall be deemed to constitute a rejection of such offer by such holder.

(d) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of such Notes, together with interest accrued and unpaid on such Notes to the date of prepayment, but in no event with a Make-Whole Amount or other premium. The prepayment shall be made on the Proposed Prepayment Date. If such prepayment is made in accordance with this Section 8.7, such prepaid Notes shall thereafter be deemed paid in full and all obligations of the Obligors or any Subsidiary Guarantor with respect to the payment of principal of, interest on, or prepayment premium with respect to such prepaid Notes shall be discharged, whether or not such Notes have been delivered by the holders thereof to the Obligors.

(e) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.7; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.7 have been fulfilled; (vi) in reasonable detail, the nature of the Change in Control Event; and (vii) any written response from the relevant rating agency.

(f) Certain Definitions. “Change in Control” shall be deemed to have occurred if any person (as such term is used in Section 13(d) and Section 14(d)(2) of the Exchange Act) or persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act):

(i) become the “beneficial owners” (as such term is used in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power of all classes then outstanding of the Voting Stock of the Company; or

(ii) acquire after the date of the Closing (x) the power to elect, appoint or cause the election or appointment of at least a majority of the members of the board of directors of the Company, through beneficial ownership of the capital stock of the Company or otherwise, or (y) all or substantially all of the assets of the Company.

“Investment Grade Rating” in respect of any Person means, at the time of determination, at least two of the following ratings of its senior, unsecured, non-credit enhanced, long-term indebtedness for borrowed money: (i) by Standard & Poor’s Rating Services, or any successor thereof, “BBB-” or better, (ii) by Moody’s Investors Service, Inc., or any successor thereof, “Baa3” or better, or (iii) by any other nationally recognized statistical rating agency, an equivalent or better rating.

(g) All calculations contemplated in this Section 8.7 involving the capital stock of any Person shall be made with the assumption that all convertible Securities of such Person then outstanding and all convertible Securities issuable upon the exercise of any warrants, options and other rights outstanding at such time were converted at such time and that all options, warrants and similar rights to acquire shares of capital stock of such Person were exercised at such time.

Section 8.8 Mandatory Offer to Prepay Upon Breach of Terrorism Sanctions Regulations. (a) Notice of OFAC Event. If an OFAC Event occurs, then (x) within five Business Days after any Responsible Officer has actual knowledge of an OFAC Event, the Company shall give written notice of such OFAC Event to all holders of Notes and such notice shall contain and constitute an offer to prepay Notes as described in subparagraph (b) of this Section 8.8 and shall be accompanied by the certificate described in subparagraph (e) of this Section 8.8 (such notice, an “OFAC Event Notice”) or (y) prior to the issuance of an OFAC Event Notice by the Company, any holder becoming subject to an OFAC Event (such holder being called an “Affected Holder”) may give written notice of such OFAC Event to the Company (setting forth in reasonable detail such Affected Holder’s basis for concluding that an OFAC Event has occurred and certifying that such Person is a Affected Holder as defined herein), in which case the Company shall promptly, and in any event within 10 Business Days, provide an OFAC Event Notice to all holders of Notes. For purposes of this Agreement, an “OFAC Event” shall occur when a holder of the Notes is in violation of any law or regulation applicable to such holder or that subjects such holder to sanctions under CISADA or any similar law or regulation with respect to Iran or any other country that is subject to U.S. Economic Sanctions, in each case caused by (i) the use of the proceeds of the sale of the Notes by the Company or a Controlled Entity, (ii) the Company or a Controlled Entity investing in or engaging in any dealing or transaction with any Person that results in a violation of, or subjects the Company or a Controlled Entity to sanctions under, any U.S. Economic Sanctions, or (iii) the Company, a Controlled Entity or any Affiliate thereof knowingly engaging in any activity that would subject such Person to sanctions under CISADA or any similar law or regulation with respect to Iran or any other country that is subject to U.S. Economic Sanctions.

(b) Offer to Prepay Notes. The offer to prepay the Notes contemplated by subparagraph (a) of this Section 8.8 shall be an offer to prepay, in accordance with and subject to this Section 8.8, all, but not less than all, the Notes held by each Affected Holder (in this case only, the Affected Holder in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed OFAC Prepayment Date”). Such date shall be a Business Day not less than 30 days and not more than 60 days after the date of such offer.

(c) Acceptance/Rejection. An Affected Holder may accept the offer to prepay made pursuant to this Section 8.8 by causing a written notice of such acceptance to be delivered to the Company not later than 15 days prior to the Proposed OFAC Prepayment Date. Delivery of a written notice of acceptance shall also be deemed a certification by such registered or beneficial owner of a Note that such Person is an Affected Holder as defined herein. A failure by any registered or beneficial owner of a Note to respond to the offer to prepay made pursuant to this Section 8.8 within the specified time period shall be deemed to constitute a rejection of such offer by such registered or beneficial owner of a Note.

(d) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.8 shall be at 100% of the principal amount of such Notes, together with interest accrued and unpaid on such Notes to the date of prepayment, but in no event with a Make-Whole Amount or other premium. The prepayment shall be made on the Proposed OFAC Prepayment Date. If such prepayment is made in accordance with this Section 8.8, such prepaid Notes shall thereafter be deemed paid in full and all obligations of the Obligors or any Subsidiary Guarantor with respect to the payment of principal of, interest on, or prepayment premium with respect to such prepaid Notes shall be discharged, whether or not such Notes have been delivered by the holders thereof to the Obligors.

(e) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.8 shall be accompanied by a certificate, executed by a Senior Financial Officer and dated the date of such offer, specifying: (i) the Proposed OFAC Prepayment Date; (ii) that such offer is made pursuant to this Section 8.8; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed OFAC Prepayment Date; (v) that the conditions of this Section 8.8 have been fulfilled; and (vi) in reasonable detail, the nature of the OFAC Event.

(f) Delay in Prepayment. Notwithstanding the provisions of subparagraphs (b) and (d) of this Section 8.8, if an Affected Holder that has given written notice to the Company of its acceptance of the Company’s prepayment offer in accordance with subparagraph (c) also gives notice to the Company prior to the relevant Proposed OFAC Prepayment Date that it has determined (in its sole discretion) that it requires clearance from any federal Governmental

Authority in order to receive a prepayment pursuant to this Section 8.8, the principal amount of the Notes held by such Affected Holder, together with interest accrued thereon to the date of prepayment, shall become due and payable on the later of (i) such Proposed OFAC Prepayment Date and (ii) the date that is 10 Business Days after such Affected Holder gives notice to the Company that it is entitled to receive a prepayment pursuant to this Section 8.8 (which may include payment to an escrow account designated by such Affected Holder to be held for the benefit of such Affected Holder pending any necessary clearance from such federal Governmental Authority, it being understood that payment to an escrow account of the full amount specified in this Section 8.8 with respect to any Note shall have the effect specified in the last sentence of Section 8.8(d) with respect to such Note). Any delay in payment in accordance with clause (ii) of the immediately preceding sentence shall not be deemed to give rise to any Default or Event of Default.

SECTION 9.	Affirmative Covenants.

From the date of this Agreement until Closing and thereafter so long as any of the Notes are outstanding the Obligors, jointly and severally, covenant that:

Section 9.1 Compliance with Law. Without limiting Section 10.9, each Obligor will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, the USA Patriot Act and Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2 Insurance. Each Obligor will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 9.3 Maintenance of Properties. Each Obligor will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times; provided that this Section 9.3 shall not prevent any Obligor or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4 Payment of Taxes and Claims. Each Obligor will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of any Obligor or any Subsidiary; provided that no Obligor nor any Subsidiary need pay any such tax, assessment, charge, levy or claim if (a) the amount, applicability or validity thereof is contested by such Obligor or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or such Obligor or Subsidiary, as the case may be, has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Obligor or such Subsidiary or (b) the nonpayment of all such taxes, assessments, charges, levies and claims in the aggregate could not reasonably be expected to have a Material Adverse Effect.

Section 9.5 Legal Existence, Etc. Subject to Section 10.5, the Company will at all times preserve and keep in full force and effect its legal existence. Subject to Section 10.5 and Section 10.6, each Obligor will at all times preserve and keep in full force and effect its legal existence and that of each of its Subsidiaries (unless merged into the Company or a Wholly-owned Subsidiary) and all rights and franchises of such Obligor and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such legal existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6 Notes to Rank Pari Passu. The Notes and all other respective obligations of the Obligors under this Agreement are and at all times shall rank at least pari passu in right of payment with all other present and future unsecured senior Indebtedness (actual or contingent) of each Obligor which is not expressed to be subordinate or junior in rank to any other unsecured Indebtedness of each such Obligor.

Section 9.7 Additional Obligors; Guaranty by Subsidiaries. The Company:

(a) will cause each Subsidiary which becomes a guarantor or an obligor of Indebtedness outstanding pursuant to the Bank Credit Agreement or an Existing Note Agreement after the date of Closing to concurrently enter into, in the case of a guarantor, a guaranty agreement substantially in the form of Exhibit 9.7(a)(i) attached hereto and made a part hereof (as the same may be amended, modified, extended or renewed, the “Subsidiary Guaranty”) or, in the case of an additional obligor, a joinder agreement substantially in the form of Exhibit 9.7(a)(ii) attached hereto and made a part hereof (a “Joinder Agreement”); and

(b) may cause any other Subsidiary which is not an obligor or guarantor of Indebtedness outstanding pursuant to the Bank Credit Agreement or an Existing Note Agreement to enter into a Joinder Agreement;

and in any such case within three Business Days thereafter will deliver to each of the holders of the Notes the following items:

(i) an executed counterpart of, in the case of a guarantor, a Subsidiary Guaranty or, in the case of an additional obligor, a Joinder Agreement in respect of this Agreement and the Notes;

(ii) a certificate signed by the President, a Vice President or another authorized officer of such Subsidiary making representations and warranties to the effect of those contained in Sections 5.1, 5.2, 5.6 and 5.7, but with respect to such Subsidiary, and either (1) the Subsidiary Guaranty or (2) the Joinder Agreement, this Agreement and the Notes, as the case may be;

(iii) such documents and evidence with respect to such Subsidiary as the Required Holders may reasonably request in order to establish the existence and good standing of such Subsidiary and the authorization of the transactions contemplated by either (1) the Subsidiary Guaranty or (2) the Joinder Agreement, this Agreement and the Notes, as the case may be; and

(iv) an opinion of counsel satisfactory to the Required Holders to the effect that either (1) the Subsidiary Guaranty or (2) the Joinder Agreement, this Agreement and the Notes, as the case may be, have been duly authorized, executed and delivered and such agreement or agreements, as the case may be, constitute(s) the legal, valid and binding contract(s) and agreement(s) of such Subsidiary enforceable in accordance with its or their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights and remedies of creditors generally and by general principles of equity (whether considered in equity or at law) and will rank at all times at least pari passu in right of payment with all other unsecured and unsubordinated Indebtedness of such Subsidiary.

(c) Promptly after each time an additional Obligor is added in respect of this Agreement and the Notes pursuant to this Section 9.7, the Obligor Agent shall, at its cost and expense, request in writing that each holder of a Note surrender each Note which it then holds and within twenty Business Days following the date of such request, each holder of a Note shall surrender each Note which it then holds in exchange for the receipt of a new Note of the same series and in an equal outstanding principal amount executed by the Obligors (including such additional Obligor) reflecting the addition of any Obligor pursuant to this Section 9.7.

Section 9.8 Books and Records. The Obligors will, and will cause each of their Subsidiaries to, maintain proper books of record and account and, in the case of the Company, in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company, or such Subsidiary, as the case may be.

SECTION 10.	Negative Covenants.

From the date of this Agreement until the Closing and thereafter so long as any of the Notes are outstanding, the Company covenants that:

Section 10.1 Cash Flow Leverage Ratio. The Company will not, as at the end of any fiscal quarter, permit the ratio of Consolidated Indebtedness as of the last day of the most recent four consecutive fiscal quarters of the Company then ended minus Excess Cash, as of the last day of the same such period, to EBITDA for such most recent four consecutive fiscal quarters of the Company then ended to be greater than 3.25 to 1.00, calculated in accordance with GAAP.

Section 10.2 Fixed Charge Coverage Ratio. The Company will not, as at the end of any fiscal quarter, permit the ratio of EBITDAR to Fixed Charges for the most recent four consecutive fiscal quarters of the Company then ended to be less than 1.75 to 1.00, calculated in accordance with GAAP.

Section 10.3 Limitations on Consolidated Priority Indebtedness. The Company will not, as at the end of any fiscal quarter, permit Consolidated Priority Indebtedness to exceed 15% of Consolidated Total Capitalization, calculated in accordance with GAAP.

Section 10.4 Limitation on Liens. The Company will not, nor will it permit any Subsidiary to, create, incur or permit to exist any Lien of any kind on any property owned by the Company or such Subsidiary; provided that the foregoing shall not apply to nor operate to prevent (each of the following, a “Permitted Lien”):

(a) Liens for taxes, assessments, governmental charges or levies; provided that payment thereof is not at the time required by Section 9.4;

(b) Liens arising under statutes or by operation of law, Liens in connection with worker’s compensation, unemployment insurance, social security and other similar laws (including, without limitation, pledges or deposits securing liability to insurance carriers under insurance or self-insurance arrangements), Liens to secure the performance of bids, tenders, trade, government or other similar contracts, obligations for utilities, leases, licenses, statutory obligations, completion guarantees, surety, judgment, appeal or performance bonds, or other similar bonds, or other Liens of like general nature, in any such case incurred in the ordinary course of business and not in connection with the creation or incurrence of Indebtedness; provided that (i) any such Lien secures only amounts not due and payable or the payment of which is being contested in good faith by appropriate actions or proceedings and (ii) any such Lien does not materially impair the business of the Company and its Subsidiaries taken as a whole or the value of the related property for the purposes of such business;

(c) mechanics’, workmen’s, materialmen’s, attorney’s, landlords’, carriers’ or other similar Liens arising in the ordinary course of business and not in connection with the creation or incurrence of Indebtedness and in each such case with respect to obligations which are not due or that are bonded or that are being contested in good faith by appropriate proceedings;

(d) Liens of or resulting from any court proceeding, judgment or award, (i) the time for the appeal or petition for rehearing of which shall not have expired, or (ii) in respect of which the Company or a Subsidiary shall be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured; provided that the Company or such Subsidiary (1) is contesting such proceeding, judgment or award on a timely basis, in good faith and by appropriate proceedings, and (2) has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary, as the case may be;

(e) Liens securing Indebtedness of a Subsidiary to the Company or to another Wholly-owned Subsidiary;

(f) Liens existing as of the date of the Closing and described on Schedule 5.15(b) hereto;

(g) Liens on property of the Company or any of its Subsidiaries created solely for the purpose of securing purchase money indebtedness (including in connection with the acquisition, construction or improvement of property) or Capitalized Lease Obligations and, representing or incurred to finance, refinance or refund the purchase price of property; provided that no such Lien shall extend to or cover other property of the Company or such Subsidiary other than the respective property so acquired, constructed or improved, and the principal amount of indebtedness secured by any such Lien shall at no time exceed the total purchase price (or cost of construction or improvement) of such property;

(h) Liens existing on property of a Person at the time such Person is consolidated with or merged into the Company or a Subsidiary or becomes a Subsidiary, or any Lien existing on any property acquired by the Company or any Subsidiary at the time such property is so acquired (whether or not the Indebtedness secured thereby shall have been assumed); provided that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person’s becoming a Subsidiary or such acquisition of property, (ii) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property;

(i) customary rights of set off, revocation, refund or chargeback under deposit agreements or under the Uniform Commercial Code in favor of banks or other financial institutions where the Company or any Subsidiary maintains deposits in the ordinary course of business;

(j) Liens constituting (i) survey restrictions, encumbrances in the nature of zoning restrictions, condemnations, easements, encroachments, covenants, rights of way, defects, irregularities and rights or restrictions of record on the title or use of real property, and (ii) leases, subleases, licenses or sublicenses granted to others in the ordinary course of business and Liens covering property subject to any lease which was not entered into in violation of this Agreement securing the interest of the lessor or other Person under such lease, which in any such case does not materially detract from the value of the subject property or materially impair the use thereof in the business of the Company and its Subsidiaries taken as a whole;

(k) any encumbrance or restriction (including, but not limited to, put and call agreements, rights of first refusal, and voting or equity holder agreements) with respect to equity or ownership interests in any joint venture or similar arrangement pursuant to any joint venture or similar agreement in any such case not entered into in connection with the creation or incurrence of Indebtedness;

(l) Liens other than those permitted by any of the foregoing subsections (a) through (k); provided that all Indebtedness secured by any such Liens, in the aggregate with all other Consolidated Priority Indebtedness at such time, does not exceed 15% of Consolidated Total Capitalization, calculated in accordance with GAAP; and

(m) any extension, renewal or replacement of any Lien permitted by the preceding clauses (e), (f), (g) and (h) of this Section 10.4; provided that (i) no additional property (other than improvements thereon) shall be encumbered by such Liens, (ii) the unpaid principal amount of Indebtedness secured thereby shall not be increased on or after the date of such extension, renewal or replacement and (iii) at the time of such extension, renewal or replacement and after giving effect thereto, no Default or Event of Default would exist, including, without limitation, under Sections 10.1, 10.2 and 10.3, with any calculation of compliance therewith to be made as of the end of the immediately preceding fiscal quarter after giving pro forma effect to the extension, renewal or replacement of such Lien.

Notwithstanding anything to the contrary contained herein, the Company covenants that it will not, and will not permit any Subsidiary to, create, incur or permit to exist any Lien of any kind on any property owned by the Company or such Subsidiary to secure any Indebtedness of the Company or any Subsidiary under the Bank Credit Agreement or an Existing Note Agreement unless the Notes and all other respective obligations of the Obligors under this Agreement and of the Subsidiary Guarantors under any Subsidiary Guaranty, as applicable, are secured on a pari passu basis (together with any other Indebtedness so secured, which may include any Indebtedness of the Company or any Subsidiary under the Bank Credit Agreement and/or any or all Existing Note Agreements and related notes issued thereunder) by a lien on such property pursuant to documentation, including an intercreditor agreement, in form and substance reasonably satisfactory to the Required Holders.

Section 10.5 Mergers, Consolidations, Etc. The Company will not consolidate with or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless:

(a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer, sale or lease all or substantially all of the assets of the Company as an entirety, as the case may be, is a solvent corporation or limited liability company organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Company is not such successor or survivor, such successor or survivor (i) shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (ii) shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof;

(b) each Subsidiary Guarantor and each Obligor (other than the Company) shall have affirmed in writing its obligations under the Subsidiary Guaranty to which it is a party or this Agreement and the Notes, as the case may be (unless and to the extent any such Subsidiary Guaranty or the obligations of any such Obligor, as the case may be, have been discharged or released as expressly permitted by Section 2.2(a) or otherwise in accordance with the terms of this Agreement); and

(c) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing, including, without limitation, under Sections 10.1, 10.2 and 10.3, with any calculation of compliance therewith to be made as of the end of the immediately preceding fiscal quarter after giving pro forma effect to the consummation of such transaction.

Section 10.6 Sale of Assets. Except as permitted by Section 10.5, the Company will not, and will not permit any Subsidiary to, sell, lease, transfer or otherwise dispose of, including by way of merger (collectively a “Disposition”), any assets, including capital stock of Subsidiaries, in one or a series of transactions, to any Person, other than:

(a) Dispositions in the ordinary course of business;

(b) Dispositions by a Subsidiary to the Company or a Wholly-owned Subsidiary or by the Company to a Wholly-owned Subsidiary;

(c) Dispositions of the Company’s interest in Chem-Mod LLC, Chem-Mod International LLC, C-Quest Technologies LLC or C-Quest Technologies International LLC; or

(d) Dispositions not otherwise permitted by Sections 10.6(a) through 10.6(c), inclusive, provided that:

(i) in the good faith opinion of the Company, the Disposition is in exchange for consideration having a fair market value at least equal to that of the property exchanged and is in the best interest of the Company or such Subsidiary;

(ii) immediately after giving effect to the Disposition, no Default or Event of Default shall exist, including, without limitation, under Sections 10.1, 10.2 and 10.3, with any calculation of compliance therewith to be made as of the end of the immediately preceding fiscal quarter after giving pro forma effect to the consummation of such Disposition; and

(iii) immediately after giving effect to the Disposition, the aggregate net book value of all assets that were the subject of any Disposition occurring in the then current fiscal year would not exceed 15% of Consolidated Total Assets as of the last day of the most recently ended fiscal year of the Company, calculated in accordance with GAAP.

Notwithstanding the foregoing, the Company may, or may permit a Subsidiary to, make a Disposition and the assets subject to such Disposition shall not be subject to or included in the foregoing limitation and computation contained in clause (iii) of the preceding sentence if, within 365 days of such Disposition:

(1) the net proceeds from such Disposition are reinvested in productive assets to be used in the existing business of the Company or a Subsidiary; or

(2) the net proceeds from such Disposition are applied to the payment or prepayment of the Notes or any other outstanding Indebtedness of the Company or any Subsidiary ranking pari passu with or senior to the Notes (other than Indebtedness of the Company owing to a Subsidiary or an Affiliate or Indebtedness of any Subsidiary owing to the Company or an Affiliate).

For purposes of foregoing clause (2), the Obligors shall offer to prepay (on a Business Day not less than 30 or more than 60 days following such offer) the Notes on a pro rata basis with any such other Indebtedness that the Company elects to include in such offer at a price of 100% of the principal amount of the Notes to be prepaid, together with interest accrued and unpaid on such Notes to the date of prepayment (but in no event with a Make-Whole Amount or other premium); provided that if any holder of the Notes declines or rejects such offer, the net proceeds that would have been paid to such holder may be used by the Company for general corporate purposes. A failure by a holder of Notes to respond in writing not later than fifteen Business Days prior to the proposed prepayment date to an offer to prepay made pursuant to this Section 10.6 shall be deemed to constitute a rejection of such offer by such holder. To the extent that any holder of the Notes rejects or is deemed to have rejected such offer of prepayment, the Company may use the aggregate amount of such prepayments so rejected for general corporate purposes.

Section 10.7 Transactions with Affiliates. The Company will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except upon terms and conditions which are no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate and except for benefit and compensation plans and arrangements approved by the Board of Directors (or similar governing body) of the Company or any such Subsidiary that is not a Domestic Subsidiary.

Section 10.8 Line of Business. The Company will not and will not permit any Subsidiary to engage in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement.

Section 10.9 Terrorism Sanctions Regulations. The Company will not and will not permit any Controlled Entity:

(a) to become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or any Person that is subject to sanctions imposed by the United Nations or by the European Union, or

(b) to directly or indirectly use the proceeds of the sale of the Notes if such use of proceeds is prohibited by or subject to sanctions under any U.S. Economic Sanctions, or

(c) to have any investment in or engage in any dealing or transaction with any Person if such investment, dealing or transaction would result in a material violation of, or be subject to sanctions under, any U.S. Economic Sanctions, or

(d) to engage, nor shall any Affiliate of either knowingly engage, in any activity that would subject such Person to sanctions under CISADA or any similar law or regulation with respect to Iran or any other country that is subject to U.S. Economic Sanctions.

SECTION 11.	Events of Default.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Obligors default in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Obligors default in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c) the Company defaults in the performance of or compliance with any term contained in Section 7.1(d) or Sections 10.1, 10.2 or 10.3; or

(d) the Obligors default in the performance of or compliance with any term contained herein (other than Sections 11(a), (b) and (c)) and such default is not remedied within 45 days after the earlier of (x) a Responsible Officer obtaining actual knowledge of such default and (y) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

(e) (i) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished by the Company pursuant to this Agreement, proves to have been false or incorrect in any material respect on the date as of which made, (ii) any representation or warranty made in writing by or on behalf of an Obligor (other than the Company) or by any officer of an Obligor (other than the Company) in this Agreement or a Joinder Agreement or in any writing furnished by an Obligor (other than the Company) pursuant to this Agreement or a Joinder Agreement, proves in any such case to have been false or incorrect in any material respect on the date as of which made and such falsity or incorrectness could reasonably be expected to have a Material Adverse Effect or (iii) any representation or warranty made in writing by or on behalf of a Subsidiary Guarantor or by any officer of a Subsidiary Guarantor in any Subsidiary Guaranty or in any writing furnished by a Subsidiary Guarantor pursuant to any Subsidiary Guaranty, proves in any such case to have been false or incorrect in any material respect on the date as of which made and such falsity or incorrectness could reasonably be expected to have a Material Adverse Effect; or

(f) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount in excess of the greater of $25,000,000 or 1% of Consolidated Total Assets beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount in excess of the greater of $25,000,000 or 1% of Consolidated Total Assets or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared, due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), the Company or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount in excess of the greater of $25,000,000 or 1% of Consolidated Total Assets; or

(g) any Obligor or any Material Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment of any substantial part of its property for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is finally adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(h) a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by any Obligor or any of its Material Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of any Obligor or any of its Material Subsidiaries, or any such petition shall be filed against any Obligor or any of its Material Subsidiaries and such petition shall not be dismissed within 60 days; or

(i) a final judgment or judgments for the payment of money aggregating in excess of the greater of $25,000,000 or 1% of Consolidated Total Assets (excluding for purposes of such determination such amount of any insurance proceeds paid by or on behalf of the Company or any of its Subsidiaries in respect of such judgment or judgments or unconditionally acknowledged in writing to be payable by the insurance carrier that issued the related insurance policy) are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 or 430 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected within the immediately following two-month period, to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA Section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed the greater of $25,000,000 or 1% of Consolidated Total Assets, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect; or

(k) any Subsidiary Guaranty (once in full force and effect) shall cease to be in full force and effect for any reason whatsoever, including, without limitation, a determination by any Governmental Authority that such Subsidiary Guaranty is invalid, void or unenforceable or any Subsidiary Guarantor which is a party to such Subsidiary Guaranty shall contest or deny in writing the validity or enforceability of any of its obligations under such Subsidiary Guaranty, but excluding any Subsidiary Guaranty which ceases to be in full force and effect in accordance with and by reason of the express provisions of Section 2.2 or is otherwise released in accordance with the terms of this Agreement; or

(l) the obligations of any Obligor shall cease to be in full force and effect for any reason whatsoever, including, without limitation, a determination by any Governmental Authority that such obligations are invalid, void or unenforceable or any Obligor shall contest or deny in writing the validity or enforceability of any of its obligations under this Agreement or the Notes, but excluding any Obligor which is released in accordance with and by reason of the express provisions of Section 2.2 or is otherwise released in accordance with the terms of this Agreement.

As used in Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 12.	Remedies on Default, Etc.

Section 12.1 Acceleration. (a) If an Event of Default with respect to an Obligor described in Section 11(g) or (h) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Note becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (i) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (ii) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. Each Obligor acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by any Obligor or Obligors (except as herein specifically provided for), and that the provision for payment of a Make-Whole Amount by the Obligors in the event that any Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2 Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3 Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Obligors have paid all overdue interest on such Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of such Notes, at the Default Rate, (b) the Obligors shall not have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to such Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4 No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Obligors under Section 15, the Obligors will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

SECTION 13.	Registration; Exchange; Substitution of Notes

Section 13.1 Registration of Notes. The Obligor Agent shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Obligor Agent shall not be affected by any notice or knowledge to the contrary. The Obligor Agent shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2 Transfer and Exchange of Notes. Upon surrender of any Note to the Obligor Agent at the address of the Company and to the attention of the designated officer (all as specified in Section 18(iii)) for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Obligor Agent shall, and shall cause each of the other Obligors to, execute and deliver, at the Obligors’ expense (except as provided below), one or more new Notes of the same series (as requested by the holder thereof) in exchange therefor and in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibits 1(a), 1(b) or 1(c), as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Obligor Agent may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000; provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes of a series, one Note of such series may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Section 6.1 and Section 6.2 with respect to the Notes and, in addition, shall be deemed to represent that either (a) the transferee is not, and is not acting on behalf of, an employee benefit plan or plan subject to ERISA or Section 4975 of the Code, or (b) the transfer of the Note to, and the holding of the Note by, the transferee is exempt from the prohibited transaction provisions of ERISA and Section 4975 of the Code as a result of an applicable class or statutory prohibited transaction exemption. The Obligors shall not, however, be required to register any transfer of a Note if, acting in its reasonable discretion, the Obligor Agent believes such transfer is in violation of applicable law or the representations of the transferee set forth in Sections 6.1 and 6.2 are not true and correct.

Section 13.3 Replacement of Notes. Upon receipt by the Obligor Agent at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

within ten Business Days thereafter, the Obligor Agent shall, and shall cause each of the other Obligors to, at their own expense, execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14.	Payments on Notes.

Section 14.1 Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Itasca, Illinois at the principal office of the Company in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in Chicago, Illinois.

Section 14.2 Home Office Payment. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Obligors will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Obligor Agent at the Company’s principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Obligor Agent in exchange for a new Note or Notes pursuant to Section 13.2. The Obligors will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

SECTION 15.	Expenses, Etc.

Section 15.1 Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Obligors will pay all reasonable costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, any Notes or any Subsidiary Guaranty (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the reasonable costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes or any Subsidiary Guaranty or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes or any Subsidiary Guaranty, or by reason of being a holder of any Note, (b) the reasonable costs and expenses incurred in connection with the insolvency or bankruptcy of any Obligor or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and any Subsidiary Guaranty, and (c) the reasonable costs and expenses incurred in connection with the delivery of any Subsidiary Guaranty or Joinder Agreement as contemplated by Section 9.7. The Obligors will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of any Notes).

Section 15.2 Survival. The obligations of the Obligors under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or any Notes, and the termination of this Agreement.

SECTION 16.	Survival of Representations and Warranties; Entire Agreement.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any Obligor and any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of any Obligor pursuant to this Agreement shall be deemed representations and warranties of the Obligors under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between each Purchaser and the Obligors and supersede all prior agreements and understandings (written or oral) relating to the subject matter hereof.

SECTION 17.	Amendment and Waiver.

Section 17.1 Requirements. This Agreement, the Notes, any Joinder Agreement and any Subsidiary Guaranty may be amended, and the observance of any term hereof or of any Joinder Agreement, Subsidiary Guaranty or the Notes may be waived (either retroactively or prospectively and for a specified time period or permanently), with (and only with) the written consent of the Obligors and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver or the principal amount of the Notes that the Purchasers are to purchase pursuant to Section 2 upon the satisfaction of the conditions to Closing that appear in Section 4, or (iii) amend any of Section 8, 11(a), 11(b), 12, 17 or 20.

Section 17.2 Solicitation of Holders of Notes.

(a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount or series of Notes then owned by it) and, prior to Closing, each Purchaser, with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder or Purchaser to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof, of the Notes, any Subsidiary Guaranty or any Joinder Agreement. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 or any Subsidiary Guaranty to each Purchaser or each holder of outstanding Notes, as the case may be, promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Purchasers or holders of Notes, respectively, as specified in Section 17.1.

(b) Payment. None of the Obligors will directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Purchaser or holder of Notes as consideration for or as an inducement to the entering into by any Purchaser or holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of any Note or any Subsidiary Guaranty or any Joinder Agreement unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Purchaser or each holder of Notes, as the case may be, then outstanding even if such Purchaser or holder, respectively, did not consent to such waiver or amendment.

(c) Consent in Contemplation of Transfer. Any consent made pursuant to this Section 17 or any Subsidiary Guaranty by the holder of any Note that has transferred or has agreed to transfer such Note to any of the Obligors, any Subsidiary or any Affiliate of the Obligors and has provided or has agreed to provide such written consent as a condition to such transfer, shall be void and of no force except solely as to such holder, and any amendments effected or to be effected or granted that would not have been or would not be so effected or granted but for such consents or waivers granted (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force except solely as to such transferring holder.

Section 17.3 Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 or any Subsidiary Guaranty applies equally to all Purchasers and holders of each series of Notes and is binding upon them and upon each future holder of any Note and upon the Obligors without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Obligors and the Purchaser or holder of any Note nor any delay in exercising any rights hereunder, under any Note or under any Subsidiary Guaranty shall operate as a waiver of any rights of any Purchaser or holder of such Note. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

Section 17.4 Notes Held by the Obligors, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, the Notes, any Subsidiary Guaranty or any Joinder Agreement, or have directed the taking of any action provided herein, in the Notes, any Subsidiary Guaranty or any Joinder Agreement to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by any Obligor or any of its Affiliates shall be deemed not to be outstanding.

SECTION 18.	Notices.

All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Obligor Agent in writing,

(ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Obligor Agent in writing, or

(iii) if to any of the Obligors, c/o the Company at its address set forth at the beginning hereof to the attention of Treasurer, with a copy to the General Counsel, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19.	Reproduction of Documents.

This Agreement or any Subsidiary Guaranty and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital or other similar process and such Purchaser may destroy any original document so reproduced. Each Obligor agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Obligors or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20.	Confidential Information.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of any Obligor or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement and not previously disclosed in any filings by the Company with the SEC; provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by an Obligor or any Subsidiary, or is known by such Purchaser to be under an obligation not to transmit such information to such Purchaser or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser; provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, trustees, officers, employees, agents, attorneys and Affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which it offers to purchase any security of an Obligor (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or any Subsidiary Guaranty. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will, as a condition precedent to receiving such information, enter into an agreement with the Company embodying the provisions of this Section 20 and providing the Company assurances that such holder will enter into further agreements with language no more burdensome on the holder than the language contained in this Section 20 as reasonably requested by the Company in order to comply with Regulation FD promulgated by the SEC. The Obligors shall reimburse such holder’s reasonable expenses incurred in connection with entering into any such agreement.

SECTION 21.	Substitution of Purchaser.

Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Obligors, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21) shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 21) shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 22.	Miscellaneous.

Section 22.1 Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 22.2 Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.4 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 22.3 Accounting Terms.

(a) Subject to Section 22.3(b), all accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, all financial statements shall be prepared in accordance with GAAP.

(b) Notwithstanding Section 22.3(a), any calculation required by, or for the purposes of determining compliance with, Sections 10.1, 10.2, 10.3, 10.4 and 10.6 (i) shall be calculated in accordance with the specific terms of this Agreement, including without limitation, this Section 22.3(b) and, where applicable, the EBITDA Adjustment Provisions, (ii) “estimated acquisition earnout payables” shall be determined by applying GAAP as in effect as of December 31, 2008 and (iii) any election by the Company to measure an item of Indebtedness using fair value (as permitted by Accounting Standard Codification 825-10-25, formerly known as Statement of Financial Accounting Standards No. 159, or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made. In the event of any change in GAAP after the date hereof, and if such change would affect the method of calculation of, or compliance with, any covenant set forth herein, upon the written request of the Company or any holder of a Note, the Company and the holders of the Notes agree to endeavor in good faith to agree upon an amendment to this Agreement that would revise such covenant or method of calculation (which may include revisions to defined terms used herein) in a manner that would preserve the original effect thereof, but would allow the method of calculation and/or compliance with such covenant to be determined in accordance with GAAP as so changed, provided that, until such covenant is so amended and subject to the foregoing in this sentence, such method of calculation and/or covenant shall continue to be calculated in accordance with GAAP prior to such change in GAAP. No delay by the Company or any holder of Notes in requiring such negotiation process shall limit such party’s right to so require such negotiation process at any time after such a change in GAAP.

Section 22.4 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.5 Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

Section 22.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 22.7 Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 22.8 Jurisdiction and Process; Waiver of Jury Trial. (a) Each Obligor irrevocably submits to the non-exclusive jurisdiction of any Illinois State or federal court sitting in Cook County, Illinois over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, each Obligor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) Each Obligor consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. Each Obligor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c) Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against an Obligor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

Section 22.9 Nature of Obligations. (a) The obligations of the Obligors under this Agreement and the Notes are joint and several primary obligations of each Obligor regardless of which Obligor actually receives the proceeds of any Notes or the manner in which the Obligors, any Purchaser or any holder thereof accounts for such Notes on its books and records.

(b) Each Obligor hereby waives, to the fullest extent permitted by law:

(1) notice of the creation, renewal or accrual of any liability of an Obligor, present or future, or of the reliance of such holder of Notes upon this Agreement (it being understood that every Indebtedness, liability and obligation described in this Agreement or the Notes shall conclusively be presumed to have been created, contracted or incurred in reliance upon the execution of this Agreement and the Notes);

(2) demand of payment by any holder of Notes from an Obligor or any other Person indebted in any manner on or for any of the Indebtedness, liabilities or obligations hereby guaranteed; and

(3) presentment for the payment by any holder of Notes or any other Person of the Notes or any other instrument, protest thereof and notice of its dishonor to any party thereto and to such Obligor.

The obligations of each Obligor under this Agreement and the Notes and the rights of any holder of Notes to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination (other than by indefeasible payment in full in cash of the Notes and the obligations of the Obligors under this Agreement), whether by reason of any claim of any character whatsoever or otherwise and shall not be subject to any defense, set-off, counterclaim (other than any compulsory counterclaim), recoupment or termination whatsoever.

(c) Except as otherwise expressly provided in this Agreement, the obligations of the Obligors hereunder and under the Notes shall be binding upon the Obligors and their successors and assigns, and shall remain in full force and effect until the entire principal, interest and premium, if any, on the Notes and all other sums due under this Agreement shall have been paid and such obligations shall not be affected, modified or impaired upon the happening from time to time of any event, including without limitation any of the following, whether or not with notice to or the consent of the Obligors:

(1) the genuineness, validity, regularity or enforceability of the Notes, this Agreement or any other agreement or any of the terms of any thereof, the continuance of any obligation on the part of any Obligor or any other Person on or in respect of the Notes or under this Agreement or any other agreement or the power or authority or the lack of power or authority of any Obligor to issue the Notes or any Obligor to execute and deliver this Agreement or any other agreement or to perform any of its obligations hereunder or the existence or continuance of any Obligor or any other Person as a legal entity; or

(2) any default, failure or delay, willful or otherwise, in the performance by an Obligor or any other Person of any obligations of any kind or character whatsoever under the Notes, this Agreement or any other agreement; or

(3) any creditors’ rights, bankruptcy, receivership or other insolvency proceeding of any Obligor or any other Person or in respect of the property of an Obligor or any other Person or any merger, consolidation, reorganization, dissolution, liquidation, the sale of all or substantially all of the assets of or winding up of an Obligor or any other Person; or

(4) impossibility or illegality of performance on the part of any Obligor or any other Person of its obligations under the Notes, this Agreement or any other agreements; or

(5) in respect of an Obligor or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to an Obligor or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotion, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any Federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of an Obligor or any other Person and whether or not of the kind hereinbefore specified; or

(6) any attachment, claim, demand, charge, Lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, Indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against an Obligor or any other Person or any claims, demands, charges or Liens of any nature, foreseen or unforeseen, incurred by an Obligor or any other Person, or against any sums payable in respect of the Notes or under this Agreement, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided; or

(7) any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by an Obligor or any other Person of its respective obligations under or in respect of the Notes, this Agreement or any other agreement; or

(8) the failure of any Obligor to receive any benefit from or as a result of its execution, delivery and performance of this Agreement; or

(9) any failure or lack of diligence in collection or protection, failure in presentment or demand for payment, protest, notice of protest, notice of default and of nonpayment, any failure to give notice to any Obligor of failure of an Obligor or any other Person to keep and perform any obligation, covenant or agreement under the terms of the Notes, this Agreement or any other agreement or failure to resort for payment to an Obligor or to any other Person or to any other Agreement or to any property, security, Liens or other rights or remedies; or

(10) the acceptance of any additional security or other agreement, the advance of additional money to an Obligor or any other Person, the renewal or extension of the Notes or amendments, modifications, consents or waivers with respect to the Notes, this Agreement or any other agreement, or the sale, release, substitution or exchange of any security for the Notes; or

(11) any merger or consolidation of an Obligor or any other Person into or with any other Person or any sale, lease, transfer or other disposition of any of the assets of an Obligor or any other Person to any other Person, or any change in the ownership of any shares of an Obligor or any other Person or any release of any Obligor; or

(12) any defense whatsoever that: (i) an Obligor or any other Person might have to the payment of the Notes (principal, premium, if any, or interest), other than indefeasible payment thereof in Federal or other immediately available funds, or (ii) an Obligor or any other Person might have to the performance or observance of any of the provisions of the Notes, this Agreement or any other agreement, whether through the satisfaction or purported satisfaction by an Obligor or any other Person of its debts due to any cause such as bankruptcy, insolvency, receivership, merger, consolidation, reorganization, dissolution, liquidation, winding-up or otherwise, other than the defense of indefeasible payment in full in cash of the Notes; or

(13) any act or failure to act with regard to the Notes, this Agreement or any other agreement or anything which might vary the risk of any Obligor or any other Person; or

(14) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Obligor or any other Person in respect of the obligations of any Obligor or other Person under this Agreement or any other agreement, other than the defense of indefeasible payment in full in cash of the Notes;

provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Agreement and the Notes and the parties hereto that the obligations of each Obligor shall be absolute and unconditional and shall not be discharged, impaired or varied except by the indefeasible payment in full in cash of the principal of, premium, if any, and interest on the Notes in accordance with their respective terms whenever the same shall become due and payable as in the Notes provided and all other sums due and payable under this Agreement, at the place specified in and all in the manner and with the effect provided in the Notes and this Agreement, as each may be amended or modified from time to time. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, an Obligor shall default under or in respect of the terms of the Notes or this Agreement and that notwithstanding recovery hereunder for or in respect of any given default or defaults by an Obligor under the Notes or this Agreement shall remain in full force and effect and shall apply to each and every subsequent default.

(d) To the extent of any payments made under this Agreement, each Obligor making such payment shall have a right of contribution from the other Obligors, but such Obligor covenants and agrees that such right of contribution shall be subordinate in right of payment to the rights of the holder of Notes for which full payment has not been made or provided for and, to that end, such Obligor agrees not to claim or enforce any such right of contribution unless and until all of the Notes and all other sums due and payable under this Agreement have been fully and irrevocably paid and discharged.

(e) Each Obligor agrees that to the extent an Obligor or any other Person makes any payment on any Note, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, receiver, or any other Person under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to the Obligors’ obligations hereunder, as if said payment had not been made. The liability of the Obligors hereunder shall not be reduced or discharged, in whole or in part, by any payment to any holder of a Note from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity, or fraud asserted by any account debtor or by any other Person.

(f) No holder of a Note shall be under any obligation: (1) to marshal any assets in favor of the Obligors or in payment of any or all of the liabilities of any Obligor under or in respect of the Notes or the obligations of the Obligors hereunder or (2) to pursue any other remedy that the Obligors may or may not be able to pursue themselves and that may lighten the Obligors’ burden, any right to which each Obligor hereby expressly waives.

(g) Notwithstanding anything to the contrary in this Agreement, including this Section 22.9, all obligations and liabilities of an Obligor under this Agreement, the Notes and any Joinder Agreement shall automatically, without any action on the part of any party hereto, terminate and be void and of no further force and effect with respect to such Obligor (or any successor thereto or assign thereof) if and when such Obligor (or any successor thereto or assign thereof) is released from this Agreement, the Notes and any Joinder Agreement by reason of the express provisions of Section 2.2 of this Agreement or is otherwise released from this Agreement, the Notes and any Joinder Agreement in accordance with the terms of this Agreement.

Section 22.10 Obligor Agent. (a) Each Obligor (other than the Company) by its execution of this Agreement or a Joinder Agreement irrevocably appoints the Company to act on its behalf as its agent (the “Obligor Agent”) in relation to this Agreement and the Notes and irrevocably authorizes:

(i) the Company on its behalf to supply all information concerning itself contemplated by this Agreement to the holders of a Note and to give all notices and instructions, to execute on its behalf any Joinder Agreement, to make such agreements and to effect the relevant amendments, supplements and variations capable of being given, made or effected by any Obligor notwithstanding that they may affect the Obligor, without further reference to or the consent of that Obligor; and

(ii) each holder of a Note to give any notice, demand or other communication to that Obligor pursuant to the this Agreement and the Notes to the Company,

and in each case the Obligors shall be bound as though that Obligor itself had given the notices and instructions or executed or made the agreements or effected the amendments, supplements or variations, or received the relevant notice, demand or other communication.

(b) Every act, omission, agreement, undertaking, settlement, waiver, amendment, supplement, variation, notice or other communication given or made by the Obligor Agent or given to the Obligor Agent under this Agreement and the Notes on behalf of another Obligor or in connection with this Agreement and the Notes (whether or not known to any other Obligor and whether occurring before or after such other Obligor became an Obligor under this Agreement and the Notes) shall be binding for all purposes on that Obligor as if that Obligor had expressly made, given or concurred with it. In the event of any conflict between any notices or other communications of the Obligor Agent and any other Obligor, those of the Obligor Agent shall prevail.

*    *    *    *    *

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Obligors.

Very truly yours,

ARTHUR J. GALLAGHER & CO., a Delaware corporation

By	/s/ Jack H. Lazzaro
	Name:	Jack H. Lazzaro
	Title:	Treasurer

ARTHUR J. GALLAGHER & CO. (ILLINOIS), an Illinois corporation

By:	/s/ Jack H. Lazzaro
	Name:	Jack H. Lazzaro
	Title:	Treasurer

ARTHUR J. GALLAGHER BROKERAGE & RISK MANAGEMENT SERVICES, LLC, a Delaware limited liability company

By:	/s/ Jack H. Lazzaro
	Name:	Jack H. Lazzaro
	Title:	Treasurer

RISK PLACEMENT SERVICES, INC., an Illinois corporation

By:	/s/ Jack H. Lazzaro
	Name:	Jack H. Lazzaro
	Title:	Treasurer

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

GALLAGHER BASSETT SERVICES, INC., a Delaware corporation

By:	/s/ Jack H. Lazzaro
	Name:	Jack H. Lazzaro
	Title:	Treasurer

GALLAGHER BENEFIT SERVICES, INC., a Delaware corporation

By:	/s/ Jack H. Lazzaro
	Name:	Jack H. Lazzaro
	Title:	Treasurer

ARTHUR J. GALLAGHER RISK MANAGEMENT SERVICES, INC., an Illinois corporation

By:	/s/ Jack H. Lazzaro
	Name:	Jack H. Lazzaro
	Title:	Treasurer

ARTHUR J. GALLAGHER SERVICE COMPANY, LLC, a Delaware limited liability company

By:	/s/ Jack H. Lazzaro
	Name:	Jack H. Lazzaro
	Title:	Treasurer

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

This Agreement is hereby accepted

and agreed to as of the date thereof.

AMERICAN GENERAL LIFE INSURANCE COMPANY
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
AMERICAN HOME ASSURANCE COMPANY
LEXINGTON INSURANCE COMPANY
NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA
UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY
By:	AIG Asset Management (U.S.) LLC, Investment Adviser

By:	/s/ Gerald F. Herman
	Name:	Gerald F. Herman
	Title:	Vice President

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

This Agreement is hereby accepted

and agreed to as of the date thereof.

ING LIFE INSURANCE AND ANNUITY COMPANY
ING USA ANNUITY AND LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
SECURITY LIFE OF DENVER INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY
By:	ING Investment Management LLC, as Agent

By:	/s/ Paul Aronson
	Name:	Paul Aronson
	Title:	Senior Vice President

LEO 2013-1 LLC
By:	ING Investment Management Co. LLC, as Agent

By:	/s/ Paul Aronson
	Name:	Paul Aronson
	Title:	Senior Vice President

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

This Agreement is hereby accepted

and agreed to as of the date thereof.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:	/s/ Ho Young Lee
	Name:	Ho Young Lee
	Title:	Managing Director

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

This Agreement is hereby accepted

and agreed to as of the date thereof.

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ Judith A. Gulotta
	Name:	Judith A. Gulotta
	Title:	Managing Director

UNION FIDELITY LIFE INSURANCE COMPANY
By:	MetLife Investment Management, LLC, its Investment Adviser

By:	/s/ Judith A. Gulotta
	Name:	Judith A. Gulotta
	Title:	Managing Director

METLIFE ALICO LIFE INSURANCE K.K.
By:	MetLife Investment Management, LLC, its Investment Manager

By:	/s/ Judith A. Gulotta
	Name:	Judith A. Gulotta
	Title:	Managing Director

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

This Agreement is hereby accepted

and agreed to as of the date thereof.

MIDLAND NATIONAL LIFE INSURANCE COMPANY
NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE
By:	Guggenheim Partners Investment Management, LLC

By:	/s/ Anne B. Walsh
	Name:	Anne B. Walsh
	Title:	Senior Managing Director

SECURITY BENEFIT LIFE COMPANY EQUITRUST LIFE INSURANCE COMPANY HORACE MANN LIFE INSURANCE COMPANY
By:	Guggenheim Partners Investment Management, LLC, as Advisor

By:	/s/ Anne B. Walsh
	Name:	Anne B. Walsh
	Title:	Senior Managing Director

HERITAGE LIFE INSURANCE COMPANY
SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Anne B. Walsh
	Name:	Anne B. Walsh
	Title:	Senior Managing Director

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

This Agreement is hereby accepted

and agreed to as of the date thereof.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney in Fact

By:	/s/ Bradley S. Ritter
	Name:	Bradley S. Ritter
	Title:	Senior Vice President

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
By:	Delaware Investment Advisers, a series of Delaware Management Business Trust, Attorney in Fact

By:	/s/ Bradley S. Ritter
	Name:	Bradley S. Ritter
	Title:	Senior Vice President

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

This Agreement is hereby accepted

and agreed to as of the date thereof.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Mark E. Kishler
	Name:	Mark E. Kishler
	Title:	Authorized Representative

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

This Agreement is hereby accepted

and agreed to as of the date thereof.

MUTUAL OF OMAHA INSURANCE COMPANY

By:	/s/ Justin P. Kavan
	Name:	Justin P. Kavan
	Title:	Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Justin P. Kavan
	Name:	Justin P. Kavan
	Title:	Vice President

COMPANION LIFE INSURANCE COMPANY

By:	/s/ Justin P. Kavan
	Name:	Justin P. Kavan
	Title:	An Authorized Signer

UNITED WORLD LIFE INSURANCE COMPANY

By:	/s/ Justin P. Kavan
	Name:	Justin P. Kavan
	Title:	An Authorized Signer

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

This Agreement is hereby accepted

and agreed to as of the date thereof.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY
By:	Cigna Investments, Inc. (authorized agent)

By:	/s/ William C. Kane
	Name:	William C. Kane
	Title:	Managing Director

CIGNA LIFE INSURANCE COMPANY OF NEW YORK
By:	Cigna Investments, Inc. (authorized agent)

By:	/s/ William C. Kane
	Name:	William C. Kane
	Title:	Managing Director

LIFE INSURANCE COMPANY OF NORTH AMERICA
By:	Cigna Investments, Inc. (authorized agent)

By:	/s/ William C. Kane
	Name:	William C. Kane
	Title:	Managing Director

CIGNA HEALTH AND LIFE INSURANCE COMPANY
By:	Cigna Investments, Inc. (authorized agent)

By:	/s/ William C. Kane
	Name:	William C. Kane
	Title:	Managing Director

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

This Agreement is hereby accepted

and agreed to as of the date thereof.

MONUMENTAL LIFE INSURANCE COMPANY
By:	AEGON USA Investment Management, LLC,
its investment manager

By:	/s/ Josh Prieskorn
	Name:	Josh Prieskorn
	Title:	Vice President

TRANSAMERICA LIFE INSURANCE COMPANY
By:	AEGON USA Investment Management, LLC,
its investment manager

By:	/s/ Josh Prieskorn
	Name:	Josh Prieskorn
	Title:	Vice President

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

This Agreement is hereby accepted

and agreed to as of the date thereof.

KNIGHTS OF COLUMBUS

By:	/s/ Charles E. Maurer, Jr.
	Name:	Charles E. Maurer, Jr.
	Title:	Supreme Secretary

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

This Agreement is hereby accepted

and agreed to as of the date thereof.

PRINCIPAL LIFE INSURANCE COMPANY
By:	Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory

By:	/s/ Justin T. Lange
	Name:	Justin T. Lange
	Title:	Counsel

By:	/s/ Adrienne L. McFarland
	Name:	Adrienne L. McFarland
	Title:	Counsel

RGA REINSURANCE COMPANY
By:	Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory

By:	/s/ Adrienne L. McFarland
	Name:	Adrienne L. McFarland
	Title:	Counsel

By:	/s/ Alan P. Kress
	Name:	Alan P. Kress
	Title:	Counsel

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

This Agreement is hereby accepted

and agreed to as of the date thereof.

THE GUARDIAN LIFE INSURANCE COMPANY OF MERICA

By:	/s/ Brian Keating
	Name:	Brian Keating
	Title:	Managing Director

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

By:	/s/ Brian Keating
	Name:	Brian Keating
	Title:	Managing Director

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

This Agreement is hereby accepted

and agreed to as of the date thereof.

NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Chris P. Gudmastad
	Name:	Chris P. Gudmastad
	Title:	Assistant Vice President
Sentinel Asset Management, Inc.

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

This Agreement is hereby accepted

and agreed to as of the date thereof.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Annette M. Teders
	Name:	Annette M. Teders
	Title:	Vice President

OHIO NATIONAL LIFE ASSURANCE CORPORATION

By:	/s/ Annette M. Teders
	Name:	Annette M. Teders
	Title:	Vice President

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

This Agreement is hereby accepted

and agreed to as of the date thereof.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ David Divine
Name:	David Divine
Title:	Portfolio Manager

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

This Agreement is hereby accepted

and agreed to as of the date thereof.

ASSURITY LIFE INSURANCE COMPANY

/s/ Victor Weber
Name:	Victor Weber
Title:	Senior Director – Investments

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

Schedule A

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

AMERICAN GENERAL LIFE INSURANCE COMPANY	H	$16,500,000
c/o AIG Asset Management	I	$29,400,000
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155	J	$17,700,000

(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

Provided to Company under separate cover

(2)	Payment notices, audit confirmations and related correspondence to:

American General Life Insurance Company (PA40)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Portfolio Operations

Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

(3)	Duplicate payment notices (only) to:

American General Life Insurance Company (PA40)

c/o State Street Bank Corporation, Insurance Services

Fax: (816)871-5539

(4)	* Compliance reporting information to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Compliance

Email: complianceprivateplacements@aig.com

* Note:	Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

(5)	Nominee: Note to be issued in the name of AGL-DEL (Tax ID#: Provided to Company under separate cover)

(6)	Tax Identification No. for American General Life Insurance Company:

Provided to Company under separate cover

(7)	Physical Delivery Instructions:

Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK	I	$8,000,000
c/o AIG Asset Management	J	$2,000,000
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155

(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

Provided to Company under separate cover

(2)	Payment notices, audit confirmations and related correspondence to:

The United States Life Insurance Company in the City of New York (PA77)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Portfolio Operations

Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

(3)	Duplicate payment notices (only) to:

The United States Life Insurance Company in the City of New York (PA77)

c/o State Street Bank Corporation, Insurance Services

Fax: (816)871-5539

(4)	* Compliance reporting information to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Compliance

Email: complianceprivateplacements@aig.com

* Note:	Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

(5)	Nominee: Note to be issued in the name of OCEANWHALE & CO. (Tax ID#: Provided to Company under separate cover)

(6)	Tax Identification No. for The United States Life Insurance Company in the City of New York (PA77): Provided to Company under separate cover

(7)	Physical Delivery Instructions:

Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY	I	$25,000,000
c/o AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155

(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

Provided to Company under separate cover

(2)	Payment notices, audit confirmations and related correspondence to:

The Variable Annuity Life Insurance Company (260735)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Portfolio Operations

Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

(3)	Duplicate payment notices (only) to:

The Variable Annuity Life Insurance Company (260735)

c/o The Bank of New York Mellon

Attn: P & I Department

Fax: (718) 315-3076

(4)	* Compliance reporting information to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Compliance

Email: complianceprivateplacements@aig.com

* Note:	Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

(5)	Nominee: Note to be issued in the name of HARE & CO., LLC (Tax ID#: Provided to Company under separate cover)

(6)	Tax Identification No. for The Variable Annuity Life Insurance Company: Provided to Company under separate cover

(7)	Physical Delivery Instructions:

Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

AMERICAN HOME ASSURANCE COMPANY	H	$7,900,000
c/o AIG Asset Management
2929 Allen Parkway, A36-04	J	$9,500,000
Houston, Texas 77019-2155

(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

Provided to Company under separate cover

(2)	Payment notices, audit confirmations and related correspondence to:

American Home Assurance Company (554933)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Portfolio Operations

Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

(3)	Duplicate payment notices (only) to:

American Home Assurance Company (554933)

c/o The Bank of New York Mellon

Attn: P & I Department

Fax: (718) 315-3076

(4)	* Compliance reporting information to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Compliance

Email: complianceprivateplacements@aig.com

* Note:	Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

(5)	Nominee: Note to be issued in the name of HARE & CO., LLC (Tax ID# Provided to Company under separate cover)

(6)	Tax Identification No. for American Home Assurance Company: Provided to Company under separate cover

(7)	Physical Delivery Instructions:

Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

LEXINGTON INSURANCE COMPANY	I	$15,100,000
c/o AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155

(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

Provided to Company under separate cover

(2)	Payment notices, audit confirmations and related correspondence to:

Lexington Insurance Company (554916)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Portfolio Operations

Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

(3)	Duplicate payment notices (only) to:

Lexington Insurance Company (554916)

c/o The Bank of New York Mellon

Attn: P & I Department

Fax: (718) 315-3076

(4)	* Compliance reporting information to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Compliance

Email: complianceprivateplacements@aig.com

* Note:	Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

(5)	Nominee: Note to be issued in the name of HARE & CO., LLC (Tax ID# Provided to Company under separate cover)

(6)	Tax Identification No. for Lexington Insurance Company: Provided to Company under separate cover

(7)	Physical Delivery Instructions:

Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA	I	$15,100,000
c/o AIG Asset Management
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155

(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

Provided to Company under separate cover

(2)	Payment notices, audit confirmations and related correspondence to:

National Union Fire Insurance Company of Pittsburgh, PA (554910)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Portfolio Operations

Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

(3)	Duplicate payment notices (only) to:

National Union Fire Insurance Company of Pittsburgh, PA (554910)

c/o The Bank of New York Mellon

Attn: P & I Department

Fax: (718) 315-3076

(4)	* Compliance reporting information to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Compliance

Email: complianceprivateplacements@aig.com

* Note:	Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

(5)	Nominee: Note to be issued in the name of HARE & CO., LLC (Tax ID# Provided to Company under separate cover)

(6)	Tax Identification No. for National Union Fire Insurance Company of Pittsburgh, PA: Provided to Company under separate cover

(7)	Physical Delivery Instructions:

Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY	H	$600,000
c/o AIG Asset Management	I	$2,400,000
2929 Allen Parkway, A36-04
Houston, Texas 77019-2155	J	$800,000

(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN #, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

Provided to Company under separate cover

(2)	Payment notices, audit confirmations and related correspondence to:

United Guaranty Residential Insurance Company (1028783566)

c/o AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Portfolio Operations

Email: AIGGIGPVTPLACEMENTOPERATIONS@aig.com

(3)	Duplicate payment notices (only) to:

United Guaranty Residential Insurance Company (1028783566)

c/o US Bank

Fax: Lisa Nadel (202) 261-0810

(4)	* Compliance reporting information to:

AIG Asset Management

2929 Allen Parkway, A36-04

Houston, Texas 77019-2155

Attn: Private Placements - Compliance

Email: complianceprivateplacements@aig.com

* Note:	Only two (2) complete sets of compliance information are required for all companies for which AIG Asset Management Group serves as investment adviser.

(5)	Nominee: Note to be issued in the name of HARE & CO., LLC (Tax ID# Provided to Company under separate cover)

(6)	Tax Identification No. for United Guaranty Residential Insurance Company: Provided to Company under separate cover

(7)	Physical Delivery Instructions:

Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

ING USA ANNUITY AND LIFE INSURANCE COMPANY	H	$1,800,000
c/o ING Investment Management LLC	I	$5,400,000
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347	J	$7,100,000

(1) All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

Provided to Company under separate cover

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	Address for all notices relating to payments:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Fax: (770) 690-5316

(3)	All other communications shall be delivered or mailed to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5332

(4)	Delivery of the Notes:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

Nominee Name: None

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

ING LIFE INSURANCE AND ANNUITY COMPANY	H	$6,000,000
c/o ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300	I	$14,100,000
Atlanta, GA 30327-4347
	J	$18,700,000

(1) All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

Provided to Company under separate cover

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	Address for all notices relating to payments:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Fax: (770) 690-5316

(3)	All other communications shall be delivered or mailed to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5332

(4)	Delivery of the Notes:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

Nominee Name: None

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK	I	$100,000
c/o ING Investment Management LLC	J	$100,000
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347

(1) All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

Provided to Company under separate cover

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	Address for all notices relating to payments:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Fax: (770) 690-5316

(3)	All other communications shall be delivered or mailed to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5332

(4)	Delivery of the Notes:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

Nominee Name: None

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SECURITY LIFE OF DENVER INSURANCE COMPANY	H	$1,000,000
c/o ING Investment Management LLC	I	$2,800,000
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347	J	$3,000,000

(1) All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

Provided to Company under separate cover

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	Address for all notices relating to payments:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Fax: (770) 690-5316

(3)	All other communications shall be delivered or mailed to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5332

(4)	Delivery of the Notes:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

Nominee Name: None

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SECURITY LIFE OF DENVER INSURANCE COMPANY	I	$100,000
c/o ING Investment Management LLC	J	$200,000
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347

(1) All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

Provided to Company under separate cover

(2)	Address for all notices relating to payments:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Fax: (770) 690-5316

(3)	All other communications shall be delivered or mailed to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5332

(4)	Delivery of the Notes:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

Nominee Name: None

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

RELIASTAR LIFE INSURANCE COMPANY	H	$200,000
c/o ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300	I	$4,600,000
Atlanta, GA 30327-4347
	J	$6,000,000

(1) All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

Provided to Company under separate cover

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	Address for all notices relating to payments:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Fax: (770) 690-5316

(3)	All other communications shall be delivered or mailed to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5332

(4)	Delivery of the Notes:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

Nominee Name: None

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

ING USA ANNUITY AND LIFE INSURANCE COMPANY	H	$1,000,000
c/o ING Investment Management LLC	I	$2,900,000
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347	J	$3,800,000

(1) All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

Provided to Company under separate cover

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	Address for all notices relating to payments:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Fax: (770) 690-5316

(3)	All other communications shall be delivered or mailed to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5332

(4)	Delivery of the Notes:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

Nominee Name: None

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

RELIASTAR LIFE INSURANCE COMPANY	J	$100,000
c/o ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347

(1) All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

Provided to Company under separate cover

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	Address for all notices relating to payments:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Fax: (770) 690-5316

(3)	All other communications shall be delivered or mailed to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5332

(4)	Delivery of the Notes:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

Nominee Name: None

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

LEO 2013-1 LLC	J	$6,000,000
c/o ING Investment Management LLC
5780 Powers Ferry Road NW, Suite 300
Atlanta, GA 30327-4347

(1) All payments on account of Notes held by such purchaser should be made by wire transfer of immediately available funds for credit to:

Provided to Company under separate cover

Each such wire transfer should set forth the name of the issuer, the full title (including the coupon rate, issuance date, and final maturity date) of the Notes on account of which such payment is made, and the due date and application (as among principal, premium and interest) of the payment being made.

(2)	Address for all notices relating to payments:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Operations/Settlements

Fax: (770) 690-5316

(3)	All other communications shall be delivered or mailed to:

ING Investment Management LLC

5780 Powers Ferry Road NW, Suite 300

Atlanta, GA 30327-4347

Attn: Private Placements

Fax: (770) 690-5332

(4)	Delivery of the Notes:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

Nominee Name: None

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA	H	$45,000,000
8500 Andrew Carnegie Boulevard	I	$15,000,000
Charlotte, North Carolina 28262

(1) All payments on or in respect of the Notes shall be made in immediately available funds on the due date by electronic funds transfer, through the Automated Clearing House System, to:

Provided to Company under separate cover

(2)	All notices with respect to payments and prepayments of the Notes shall be sent to:

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, New York 10017

Attention: Securities Accounting Division

Phone: (212) 916-5504

Email: jpiperato@tiaa-cref.org or mwolfe@tiaa-cref.org

With a copy to:

JPMorgan Chase Bank, N.A.

P.O. Box 35308

Newark, New Jersey 07101

And to:

Teachers Insurance and Annuity Association of America
8500 Andrew Carnegie Boulevard
Charlotte, North Carolina 28262
Attention: Global Private Markets
Telephone:	(704) 988-4349 (Ho Young Lee)
(704) 988-1000 (General Number)
Facsimile:	(704) 988-4916
Email:	hlee@tiaa-cref.org

Contemporaneous written confirmation of any electronic funds transfer shall be sent to the above addresses setting forth (1) the full name, private placement number, interest rate and maturity date of the Notes, (2) allocation of payment between principal, interest, Make-Whole Amount, other premium or any special payment and (3) the name and address of the bank from which such electronic funds transfer was sent.

(3)	All other communications shall be delivered or mailed to:

Teachers Insurance and Annuity Association of America
8500 Andrew Carnegie Boulevard
Charlotte, North Carolina 28262
Attention: Global Private Markets
Telephone:	(704) 988-4349 (Ho Young Lee)
(704) 988-1000 (General Number)
Facsimile:	(704) 988-4916
Email:	hlee@tiaa-cref.org

(4)	Original notes delivered to:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

Metropolitan Life Insurance Company	H	$15,000,000
1095 Avenue of the Americas
New York, New York 10036

(Securities to be registered in the name of Metropolitan Life Insurance Company)

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Provided to Company under separate cover

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:

Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Email: sec_invest_law@metlife.com

(3)	Original notes delivered to:

Provided to Company under separate cover

(4)	Taxpayer I.D. Number: Provided to Company under separate cover

(5)	UK Passport Treaty Number (if applicable): Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

MetLife Alico Life Insurance K.K.	H	$2,500,000
4-1-3, Taihei, Sumida-ku
Tokyo, 130-0012 JAPAN

(Securities to be registered in the name of MetLife Alico Life Insurance K.K.)

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Provided to Company under separate cover

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:

Alico Asset Management Corp. (Japan)
Administration Department
ARCA East 7F, 3-2-1 Kinshi
Sumida-ku, Tokyo 130-0013 Japan
Attention:	Administration Dept. Manager
Email:	saura@metlife.co.jp

With a copy to:

MetLife Investment Management, LLC

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Facsimile: (973) 355-4250

With another copy OTHER than with respect to deliveries of financial statements to:

MetLife Investment Management, LLC

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Email: sec_invest_law@metlife.com

(3)	Original notes delivered to:

Provided to Company under separate cover

(4)	Taxpayer I.D. Number: Provided to Company under separate cover

(5)	UK Passport Treaty Number (if applicable): Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

MetLife Alico Life Insurance K.K.	H	$5,000,000
4-1-3, Taihei, Sumida-ku
Tokyo, 130-0012 JAPAN

(Securities to be registered in the name of MetLife Alico Life Insurance K.K.)

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Provided to Company under separate cover

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:

Alico Asset Management Corp. (Japan)

Administration Department

ARCA East 7F, 3-2-1 Kinshi

Sumida-ku, Tokyo 130-0013 Japan

Attention:	Administration Dept. Manager
Email:	saura@metlife.co.jp

With a copy to:

MetLife Investment Management, LLC

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Facsimile: (973) 355-4250

With another copy OTHER than with respect to deliveries of financial statements to:

MetLife Investment Management, LLC

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Email: sec_invest_law@metlife.com

(3)	Original notes delivered to:

Provided to Company under separate cover

(4)	Taxpayer I.D. Number: Provided to Company under separate cover

(5)	UK Passport Treaty Number (if applicable): Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

UNION FIDELITY LIFE INSURANCE COMPANY	H	$7,500,000

C/O JANE KIPPER

7101 COLLEGE BOULEVARD, SUITE 1400
Overland Park, KS 66210

(Securities to be registered in the name of Hare & Co.)

(1)	All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds to:

Provided to Company under separate cover

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:

Union Fidelity Life Insurance Company

c/o MetLife Investment Management, LLC

Investments, Private Placements

P.O. Box 1902, 10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

Union Fidelity Life Insurance Company

c/o MetLife Investment Management, LLC

P.O. Box 1902, 10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Email: sec_invest_law@metlife.com

(3)	Original notes delivered to:

Provided to Company under separate cover

(4)	Taxpayer I.D. Number: Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

Metropolitan Life Insurance Company	H	$7,500,000
1095 Avenue of the Americas
New York, New York 10036

(Securities to be registered in the name of Metropolitan Life Insurance Company)

(1)	All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Provided to Company under separate cover

with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise. For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2)	All notices and communications:

Metropolitan Life Insurance Company

Investments, Private Placements

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel-Securities Investments (PRIV)

Email: sec_invest_law@metlife.com

(3)	Original notes delivered to:

Provided to Company under separate cover

(4)	Taxpayer I.D. Number: : Provided to Company under separate cover

(5)	UK Passport Treaty Number (if applicable): Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

HERITAGE LIFE INSURANCE COMPANY	H	$1,000,000
c/o Guggenheim Partners Investment
Management, LLC
227 W. Monroe Street, Suite 4900
Chicago, IL 60606

(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

Provided to Company under separate cover

Bank to Bank Information: This field should include all details associated with the payment such as: account name, CUSIP number, security description & P&I breakdown

P&I Payment Instructions:

Provided to Company under separate cover

Bank to Bank Information: This field should include all details associated with the payment such as: account name, CUSIP number, security description & P&I breakdown

(2)	All notices should be addressed to:

Heritage Life Insurance Company

c/o Guggenheim Partners Investment Management, LLC

227 W. Monroe Street, Suite 4900

Chicago, IL 60606

Attn: Maureen Moster

Phone: 312-873-1477

Fax: 312-827-0157

Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

(3)	Original notes delivered to:

Provided to Company under separate cover

(4)	Tax Identification No.: Provided to Company under separate cover

(5)	Nominee Name: Hare & Co.

(6)	Nominee Tax Identification No.: Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

MIDLAND NATIONAL LIFE INSURANCE COMPANY	H	$9,000,000
c/o Guggenheim Partners Investment Management, LLC
227 W. Monroe Street, Suite 4900
Chicago, IL 60606

(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

Provided to Company under separate cover

Principal and Interest Payments:

Provided to Company under separate cover

Bank to Bank Information: This field should include all details associated with the payment such as: account name, CUSIP number, security description & P&I breakdown

(2)	All notices should be addressed to:

Guggenheim Partners Investment Management, LLC

227 W. Monroe Street, Suite 4900

Chicago, IL 60606

Attn: Maureen Moster

Phone: 312-873-1477

Fax: 312-827-0157

Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

(3)	Original notes delivered to:

Provided to Company under separate cover

(4)	Tax Identification No.: Provided to Company under separate cover

(5)	Nominee Name: Hare & Co.

(6)	Nominee Tax Identification No.: Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

MIDLAND NATIONAL LIFE INSURANCE COMPANY	H	$2,500,000
c/o Guggenheim Partners Investment Management, LLC
227 W. Monroe Street, Suite 4900
Chicago, IL 60606

(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

Provided to Company under separate cover

Principal and Interest Payments:

Provided to Company under separate cover

Bank to Bank Information: This field should include all details associated with the payment such as: account name, CUSIP number, security description & P&I breakdown

(2)	All notices should be addressed to:

Guggenheim Partners Investment Management, LLC

227 W. Monroe Street, Suite 4900

Chicago, IL 60606

Attn: Maureen Moster

Phone: 312-873-1477

Fax: 312-827-0157

Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

(3)	Provided to Company under separate cover

(4)	Tax Identification No.: Provided to Company under separate cover

(5)	Nominee Name: Hare & Co.

(6)	Nominee Tax Identification No.: Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

HORACE MANN LIFE INSURANCE COMPANY	H	$3,000,000
c/o Guggenheim Partners Investment
Management, LLC
227 W. Monroe Street, Suite 4900
Chicago, IL 60606

Sub-Account: HM-LIC-AN

(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

Provided to Company under separate cover

Bank to Bank Information: This field should include all details associated with the payment such as: account name, CUSIP number, security description & P&I breakdown

(2)	All notices should be addressed to:

Guggenheim Partners Investment Management, LLC

227 W. Monroe Street, Suite 4900

Chicago, IL 60606

Attn: Maureen Moster

Phone: 312-873-1477

Fax: 312-827-0157

Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

(3)	Original notes delivered to:

Provided to Company under separate cover

(4)	Tax Identification No.: Provided to Company under separate cover

(5)	Nominee Name: AFTGALLEY & CO.

(6)	Nominee Tax Identification No.: Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE	H	$7,000,000
c/o Guggenheim Partners Investment Management, LLC
227 W. Monroe Street, Suite 2900
Chicago, IL 60606

(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

Provided to Company under separate cover

Principal and Interest Payment Instructions:

Provided to Company under separate cover

Bank to Bank Information: This field should include all details associated with the payment such as: account name, CUSIP number, security description & P&I breakdown

(2)	All notices should be addressed to:

Guggenheim Partners Investment Management, LLC

227 W. Monroe Street, Suite 4900

Chicago, IL 60606

Attn: Maureen Moster

Phone: 312-873-1477

Fax: 312-827-0157

Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

(3)	Original notes delivered to:

Provided to Company under separate cover

(4)	Tax Identification No.: Provided to Company under separate cover

(5)	Nominee Name: Hare & Co.

(6)	Nominee Tax Identification No.: Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SECURITY BENEFIT LIFE INSURANCE COMPANY	H	$7,000,000
c/o Guggenheim Partners Investment Management, LLC
227 W. Monroe Street, Suite 4900
Chicago, IL 60606

(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

Provided to Company under separate cover

(2)	All notices should be addressed to:

Guggenheim Partners Investment Management, LLC

227 W. Monroe Street, Suite 4900

Chicago, IL 60606

Attn: Maureen Moster

Phone: 312-873-1477

Fax: 312-827-0157

Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

(3)	Original notes delivered to:

Provided to Company under separate cover

(4)	Tax Identification No.: Provided to Company under separate cover

(5)	Nominee Name: Umbtru & Co.

(6)	Nominee Tax Identification No.: Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK	H	$1,500,000
c/o Guggenheim Partners Investment Management, LLC
227 W. Monroe Street, Suite 4900
Chicago, IL 60606

(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

Provided to Company under separate cover

(2)	All notices should be addressed to:

Guggenheim Partners Investment Management, LLC

227 W. Monroe Street, Suite 4900

Chicago, IL 60606

Attn: Maureen Moster

Phone: 312-873-1477

Fax: 312-827-0157

Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

(3)	Original notes delivered to:

Provided to Company under separate cover

(4)	Tax Identification No.: Provided to Company under separate cover

(5)	Nominee Name: Mac & Co.

(6)	Nominee Tax Identification No.: Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK	H	$750,000
c/o Guggenheim Partners Investment Management, LLC
227 W. Monroe Street, Suite 4900
Chicago, IL 60606

(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

Provided to Company under separate cover

(2)	All notices should be addressed to:

Guggenheim Partners Investment Management, LLC

227 W. Monroe Street, Suite 4900

Chicago, IL 60606

Attn: Maureen Moster

Phone: 312-873-1477

Fax: 312-827-0157

Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

(3)	Original notes delivered to:

Provided to Company under separate cover

(4)	Tax Identification No.: Provided to Company under separate cover

(5)	Nominee Name: Mac & Co.

(6)	Nominee Tax Identification No.: Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)	H	$750,000
c/o Guggenheim Partners Investment Management, LLC
227 W. Monroe Street, Suite 4900
Chicago, IL 60606

(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

Provided to Company under separate cover

(2)	All notices should be addressed to:

Guggenheim Partners Investment Management, LLC

227 W. Monroe Street, Suite 4900

Chicago, IL 60606

Attn: Maureen Moster

Phone: 312-873-1477

Fax: 312-827-0157

Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

(3)	Original notes delivered to:

Provided to Company under separate cover

(4)	Tax Identification No.: Provided to Company under separate cover

(5)	Nominee Name: Mac & Co.

(6)	Nominee Tax Identification No.: Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

EQUITRUST LIFE INSURANCE COMPANY	H	$5,000,000
c/o Guggenheim Partners Investment Management, LLC
227 W. Monroe Street, Suite 4900
Chicago, IL 60606

(1)	All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

Provided to Company under separate cover

(2)	All notices should be addressed to:

Guggenheim Partners Investment Management, LLC

227 W. Monroe Street, Suite 4900

Chicago, IL 60606

Attn: Maureen Moster

Phone: 312-873-1477

Fax: 312-827-0157

Please address all notices and communications relating to financial reporting, investor communication, and amendments/waivers to: GIPrivatePlacements@guggenheimpartners.com

(3)	Original notes delivered to:

Provided to Company under separate cover

(4)	Tax Identification No.: Provided to Company under separate cover

(5)	Nominee Name: Cudd & Co.

(6)	Nominee Tax Identification No.: Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY	H	$3,000,000
c/o Delaware Investment Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, PA 19103

(1)	All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds (via Fed Wire) to:

Provided to Company under separate cover

(2)	All notices with respect to confirmation of payments on account of the Notes shall be delivered or mailed to:

The Bank of New York Mellon

P.O. Box 19266

Newark, New Jersey 07195

Attn: Private Placement P & I Dept

Reference: Acct Name/PPN/Cusip#

With a copy to:

Lincoln Financial Group

1300 South Clinton Street, 5C-00

Fort Wayne, IN 46802

Attn: K. Estep – Treasury Operations

Treasury Operations Fax: 260-445-1441

(3)	All communications shall be delivered or mailed to:

Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, PA 19103

Attn: Fixed Income Private Placements

Private Placement Fax: 215-255-1654

(4)	Original notes delivered to:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY	H	$9,000,000
c/o Delaware Investment Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, PA 19103

(1)	All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds (via Fed Wire) to:

Provided to Company under separate cover

(2)	All notices with respect to confirmation of payments on account of the Notes shall be delivered or mailed to:

The Bank of New York Mellon

P.O. Box 19266

Newark, New Jersey 07195

Attn: Private Placement P & I Dept

Reference: Acct Name/PPN/Cusip#

With a copy to:

Lincoln Financial Group

1300 South Clinton Street, 5C-00

Fort Wayne, IN 46802

Attn: K. Estep – Treasury Operations

Treasury Operations Fax: 260-445-1441

(3)	All communications shall be delivered or mailed to:

Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, PA 19103

Attn: Fixed Income Private Placements

Private Placement Fax: 215-255-1654

(4)	Original notes delivered to:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY	H	$14,000,000
c/o Delaware Investment Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, PA 19103

(1)	All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds (via Fed Wire) to:

Provided to Company under separate cover

(2)	All notices with respect to confirmation of payments on account of the Notes shall be delivered or mailed to:

The Bank of New York Mellon

P.O. Box 19266

Newark, New Jersey 07195

Attn: Private Placement P & I Dept

Reference: Acct Name/PPN/Cusip#

With a copy to:

Lincoln Financial Group

1300 South Clinton Street, 5C-00

Fort Wayne, IN 46802

Attn: K. Estep – Treasury Operations

Treasury Operations Fax: 260-445-1441

(3)	All communications shall be delivered or mailed to:

Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, PA 19103

Attn: Fixed Income Private Placements

Private Placement Fax: 215-255-1654

(4)	Original notes delivered to:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY	H	$3,000,000
c/o Delaware Investment Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, PA 19103

(1)	All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds (via Fed Wire) to:

Provided to Company under separate cover

(2)	All notices with respect to confirmation of payments on account of the Notes shall be delivered or mailed to:

The Bank of New York Mellon

P.O. Box 19266

Newark, New Jersey 07195

Attn: Private Placement P & I Dept

Reference: Acct Name/PPN/Cusip#

With a copy to:

Lincoln Financial Group

1300 South Clinton Street, 5C-00

Fort Wayne, IN 46802

Attn: K. Estep – Treasury Operations

Treasury Operations Fax: 260-445-1441

(3)	All communications shall be delivered or mailed to:

Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, PA 19103

Attn: Fixed Income Private Placements

Private Placement Fax: 215-255-1654

(4)	Original notes delivered to:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY	H	$3,000,000
c/o Delaware Investment Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, PA 19103

(1)	All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds (via Fed Wire) to:

Provided to Company under separate cover

(2)	All notices with respect to confirmation of payments on account of the Notes shall be delivered or mailed to:

The Bank of New York Mellon

P.O. Box 19266

Newark, New Jersey 07195

Attn: Private Placement P & I Dept

Reference: Acct Name/PPN/Cusip#

With a copy to:

Lincoln Financial Group

1300 South Clinton Street, 5C-00

Fort Wayne, IN 46802

Attn: K. Estep – Treasury Operations

Treasury Operations Fax: 260-445-1441

(3)	All communications shall be delivered or mailed to:

Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, PA 19103

Attn: Fixed Income Private Placements

Private Placement Fax: 215-255-1654

(4)	Original notes delivered to:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK	H	$3,000,000
c/o Delaware Investment Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, PA 19103

(1)	All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds (via Fed Wire) to:

Provided to Company under separate cover

(2)	All notices with respect to confirmation of payments on account of the Notes shall be delivered or mailed to:

The Bank of New York Mellon

P.O. Box 19266

Newark, New Jersey 07195

Attn: Private Placement P & I Dept

Reference: Acct Name/PPN/Cusip#

With a copy to:

Lincoln Financial Group

1300 South Clinton Street, 5C-00

Fort Wayne, IN 46802

Attn: K. Estep – Treasury Operations

Treasury Operations Fax: 260-445-1441

(3)	All communications shall be delivered or mailed to:

Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, PA 19103

Attn: Fixed Income Private Placements

Private Placement Fax: 215-255-1654

(4)	Original notes delivered to:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK	H	$2,500,000
c/o Delaware Investment Advisers
2005 Market Street, Mail Stop 41-104
Philadelphia, PA 19103

(1)	All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds (via Fed Wire) to:

Provided to Company under separate cover

(2)	All notices with respect to confirmation of payments on account of the Notes shall be delivered or mailed to:

The Northern Trust Company

801 South Canal Street

Income Collections C-4S

Attention: Viola Nash / Oscell Owens

Chicago, IL 60607

Fax: 312-630-8179

REF: Provided to Company under separate cover

With a copy to:

Lincoln Financial Group

1300 South Clinton Street, 5C-00

Fort Wayne, IN 46802

Attn: K. Estep – Treasury Operations

Treasury Operations Fax: 260-445-1441

(3)	All communications shall be delivered or mailed to:

Delaware Investment Advisers

2005 Market Street, Mail Stop 41-104

Philadelphia, PA 19103

Attn: Fixed Income Private Placements

Private Placement Fax: 215-255-1654

(4)	Original notes delivered via express delivery to:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY	H	$37,500,000
720 East Wisconsin Avenue
Milwaukee, WI 53202

(1)	All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds to:

Provided to Company under separate cover

with sufficient information to identify the source of the transfer, the amount of interest, principal or premium, the series of Notes and the PPN.

(2)	All notices with respect to confirmation of payments on account of the Notes shall be delivered or mailed to:

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Investment Operations

E-mail: payments@northwesternmutual.com

Phone: (414) 665-1679

(3)	All other communications shall be delivered or mailed to:

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, WI 53202

Attention: Securities Department

E-mail: privateinvest@northwesternmutual.com

(4)	Original notes delivered to:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

Nominee Name: None.

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

MUTUAL OF OMAHA INSURANCE COMPANY	J	$5,000,000
Mutual of Omaha Plaza
Omaha, NE 68175-1011

(1)	All principal and interest payments on the Notes shall be made by wire transfer of immediately available funds to:

Provided to Company under separate cover

(2)	Address for all notices in respect of payment of Principal and Interest, Corporate Actions, and Reorganization Notifications:

Provided to Company under separate cover

(3)	Address for all other communications (i.e.: Quarterly/Annual reports, Tax filings, Modifications, Waivers regarding the indenture)::

4 - Investment Management

Mutual of Omaha Insurance Company

Mutual of Omaha Plaza

Omaha, NE 68175-1011

Email Address for Electronic Document Transmission:

privateplacements@mutualofomaha.com

(4)	Address for delivery of bonds:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

(6)	HMRC Passport #: Provided to Company under separate cover

Nominee Name: None.

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

UNITED OF OMAHA LIFE INSURANCE COMPANY	J	$17,000,000
Mutual of Omaha Plaza
Omaha, NE 68175-1011

(1)	All principal and interest payments on the Notes shall be made by wire transfer of immediately available funds to:

Provided to Company under separate cover

(2)	Address for all notices in respect of payment of Principal and Interest, Corporate Actions, and Reorganization Notifications:

Provided to Company under separate cover

(3)	Address for all other communications (i.e.: Quarterly/Annual reports, Tax filings, Modifications, Waivers regarding the indenture)::

4 - Investment Management

United of Omaha Life Insurance Company

Mutual of Omaha Plaza

Omaha, NE 68175-1011

Email Address for Electronic Document Transmission:

privateplacements@mutualofomaha.com

(4)	Address for delivery of bonds:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

(6)	HMRC Passport #: Provided to Company under separate cover

Nominee Name: None.

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

COMPANION LIFE INSURANCE COMPANY	J	$2,000,000
Mutual of Omaha Plaza
Omaha, NE 68175-1011

(1)	All principal and interest payments on the Notes shall be made by wire transfer of immediately available funds to:

Provided to Company under separate cover

(2)	Address for all notices in respect of payment of Principal and Interest, Corporate Actions, and Reorganization Notifications:

Provided to Company under separate cover

(3)	Address for all other communications (i.e.: Quarterly/Annual reports, Tax filings, Modifications, Waivers regarding the indenture)::

4 - Investment Management

Mutual of Omaha Insurance Company

Mutual of Omaha Plaza

Omaha, NE 68175-1011

Email Address for Electronic Document Transmission:

privateplacements@mutualofomaha.com

(4)	Address for delivery of bonds:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

(6)	HMRC Passport #: Provided to Company under separate cover

Nominee Name: None.

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

UNITED WORLD LIFE INSURANCE COMPANY	J	$1,000,000
Mutual of Omaha Plaza
Omaha, NE 68175-1011

(1)	All principal and interest payments on the Notes shall be made by wire transfer of immediately available funds to:

Provided to Company under separate cover

(2)	Address for all notices in respect of payment of Principal and Interest, Corporate Actions, and Reorganization Notifications:

Provided to Company under separate cover

(3)	Address for all other communications (i.e.: Quarterly/Annual reports, Tax filings, Modifications, Waivers regarding the indenture)::

4 - Investment Management

United World Life Insurance Company

Mutual of Omaha Plaza

Omaha, NE 68175-1011

Email Address for Electronic Document Transmission:

privateplacements@mutualofomaha.com

(4)	Address for delivery of bonds:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

Nominee Name: None.

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

CONNECTICUT GENERAL LIFE INSURANCE COMPANY	H	$1,000,000
		$1,000,000
c/o Cigna Investments, Inc.		$2,000,000
Attention: Fixed Income Securities		$1,000,000
Wilde Building, A5PRI		$500,000
900 Cottage Grove Rd		$1,000,000
Bloomfield, Connecticut 06002		$1,500,000
		$1,000,000
		$5,000,000

(Securities to be registered in the name of CIG & Co.)

(1)	All payments on account of Notes held by such Purchaser shall be made by Federal Funds Wire Transfer (without deduction for wiring fees) to:

Provided to Company under separate cover

Provide sufficient information to identify the issuer, the identity of the security as to which payment is being made, interest rate, maturity date and PPN/CUSIP.

(2)	Address for Notices Related to Payments:

CIG & Co.

c/o Cigna Investments, Inc.

Attention: Fixed Income Securities

Wilde Building, A5PRI

900 Cottage Grove Rd

Bloomfield, Connecticut 06002

E-Mail: CIMFixedIncomeSecurities@Cigna.com

(3)	All other communications shall be delivered or mailed to:

CIG & Co.

c/o Cigna Investments, Inc.

Attention: Fixed Income Securities

Wilde Building, A5PRI

900 Cottage Grove Rd

Bloomfield, Connecticut 06002

E-Mail: CIMFixedIncomeSecurities@Cigna.com

(4)	Original notes delivered to:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

Nominee Name: CIG & Co.

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

CIGNA LIFE INSURANCE COMPANY OF NEW YORK	H	$1,000,000
c/o Cigna Investments, Inc.
Attention: Fixed Income Securities
Wilde Building, A5PRI
900 Cottage Grove Rd
Bloomfield, Connecticut 06002

(Securities to be registered in the name of CIG & Co.)

(1)	All payments on account of Notes held by such Purchaser shall be made by Federal Funds Wire Transfer (without deduction for wiring fees) to:

Provided to Company under separate cover

Provide sufficient information to identify the issuer, the identity of the security as to which payment is being made, interest rate, maturity date and PPN/CUSIP.

(2)	Address for Notices Related to Payments:

CIG & Co.

c/o Cigna Investments, Inc.

Attention: Fixed Income Securities

Wilde Building, A5PRI

900 Cottage Grove Rd

Bloomfield, Connecticut 06002

E-Mail: CIMFixedIncomeSecurities@Cigna.com

(3)	All other communications shall be delivered or mailed to:

CIG & Co.

c/o Cigna Investments, Inc.

Attention: Fixed Income Securities

Wilde Building, A5PRI

900 Cottage Grove Rd

Bloomfield, Connecticut 06002

E-Mail: CIMFixedIncomeSecurities@Cigna.com

(4)	Original notes delivered to:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

Nominee Name: CIG & Co.

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

LIFE INSURANCE COMPANY OF NORTH AMERICA	H	$5,000,000
c/o Cigna Investments, Inc.
Attention: Fixed Income Securities
Wilde Building, A5PRI
900 Cottage Grove Rd
Bloomfield, Connecticut 06002

(Securities to be registered in the name of CIG & Co.)

(1)	All payments on account of Notes held by such Purchaser shall be made by Federal Funds Wire Transfer (without deduction for wiring fees) to:

Provided to Company under separate cover

Provide sufficient information to identify the issuer, the identity of the security as to which payment is being made, interest rate, maturity date and PPN/CUSIP.

(2)	Address for Notices Related to Payments:

CIG & Co.

c/o Cigna Investments, Inc.

Attention: Fixed Income Securities

Wilde Building, A5PRI

900 Cottage Grove Rd

Bloomfield, Connecticut 06002

E-Mail: CIMFixedIncomeSecurities@Cigna.com

(3)	All other communications shall be delivered or mailed to:

CIG & Co.

c/o Cigna Investments, Inc.

Attention: Fixed Income Securities

Wilde Building, A5PRI

900 Cottage Grove Rd

Bloomfield, Connecticut 06002

E-Mail: CIMFixedIncomeSecurities@Cigna.com

(4)	Original notes delivered to:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

Nominee Name: CIG & Co.

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

CIGNA HEALTH AND LIFE INSURANCE COMPANY	H	$4,000,000
c/o Cigna Investments, Inc.
Attention: Fixed Income Securities
Wilde Building, A5PRI
900 Cottage Grove Rd
Bloomfield, Connecticut 06002

(Securities to be registered in the name of CIG & Co.)

(1)	All payments on account of Notes held by such Purchaser shall be made by Federal Funds Wire Transfer (without deduction for wiring fees) to:

Provided to Company under separate cover

Provide sufficient information to identify the issuer, the identity of the security as to which payment is being made, interest rate, maturity date and PPN/CUSIP.

(2)	Address for Notices Related to Payments:

CIG & Co.

c/o Cigna Investments, Inc.

Attention: Fixed Income Securities

Wilde Building, A5PRI

900 Cottage Grove Rd

Bloomfield, Connecticut 06002

E-Mail: CIMFixedIncomeSecurities@Cigna.com

(3)	All other communications shall be delivered or mailed to:

CIG & Co.

c/o Cigna Investments, Inc.

Attention: Fixed Income Securities

Wilde Building, A5PRI

900 Cottage Grove Rd

Bloomfield, Connecticut 06002

E-Mail: CIMFixedIncomeSecurities@Cigna.com

(4)	Original notes delivered to:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

Nominee Name: CIG & Co.

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

TRANSAMERICA LIFE INSURANCE COMPANY	H	$15,000,000
c/o AEGON AEGON USA Investment Management, LLC
Attn: Director of Private Placements MS 5335
4333 Edgewood Road N.E.
Cedar Rapids, lA 52499-5335

(1)	All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds to:

Provided to Company under separate cover

(2)	All notices/confirmation of PAYMENT information should INCLUDE CUSIP/PPN in the Subject line and be sent to:

Email: paymentnotiflcations@aeconusa.com

AEGON USA Investment Management, LLC

Attn: Custody Operations-Privates MS 5335

4333 Edgewood Road NE

Cedar Rapids, lA 52499-5335

(3)	All other communications shall be delivered or mailed to:

AEGON AEGON USA Investment Management, LLC

Attn: Director of Private Placements MS 5335

4333 Edgewood Road N.E.

Cedar Rapids, lA 52499-5335

T (319) 355-24321 F (3 I 9) 355-2666

privateplacements@ aegonusa.com

with a copy to

AEGON USA Investment Management, LLC

Attn: Director of Private Placements, MS 3341

I 00 Light Street, B 1

Baltimore, MD 21202-2559

T (443) 475-3130 F (443) 475-3095

privateplacements@ aegonusa.com

(4)	Original notes delivered to:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

MONUMENTAL LIFE INSURANCE COMPANY	I	$5,000,000
c/o AEGON AEGON USA Investment Management, LLC
Attn: Director of Private Placements MS 5335
4333 Edgewood Road N.E.
Cedar Rapids, lA 52499-5335

(1)	All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds to:

Provided to Company under separate cover

(2)	All notices/confirmation of PAYMENT information should INCLUDE CUSIP/PPN in the Subject line and be sent to:

Email: paymentnotiflcations@aeconusa.com

Mail: AEGON USA Investment Management, LLC

Attn: Custody Operations-Privates MS 5335

4333 Edgewood Road NE

Cedar Rapids, lA 52499-5335

(3)	All other communications shall be delivered or mailed to:

AEGON AEGON USA Investment Management, LLC

Attn: Director of Private Placements MS 5335

4333 Edgewood Road N.E.

Cedar Rapids, lA 52499-5335

T (319) 355-24321 F (3 I 9) 355-2666

privateplacements@ aegonusa.com

with a copy to

AEGON USA Investment Management, LLC

Attn: Director of Private Placements, MS 3341

I 00 Light Street, B 1

Baltimore, MD 21202-2559

T (443) 475-3130 F (443) 475-3095

privateplacements@ aegonusa.com

(4)	Original notes delivered to:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

KNIGHTS OF COLUMBUS	I	$20,000,000
One Columbus Plaza
New Haven, CT 06510-3326
Attn: Investment Accounting Department, 14th Floor

(1)	All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds to:

Provided to Company under separate cover

(2)	All notices and communications should be e-mailed and mailed to:

E-Mail: Investments@kofc.org and michael.prinzivalli@kofc.org

Knights of Columbus

Life Account # 2007008400

Attn: Investment Department, 19th Floor

One Columbus Plaza, New Haven, CT 06510-3326 USA

Phone 203-752-4127, Fax 203-752-4117

(3)	Physical delivery of Notes to:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

Nominee Name: None.

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

PRINCIPAL LIFE INSURANCE COMPANY	H	$5,000,000
711 High Street		$5,000,000
Des Moines, Iowa 50392-0960		$2,000,000

(1)	All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds to:

Provided to Company under separate cover

With sufficient information (including Cusip number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

(2)	All notices regarding scheduled payments, prepayments, rate reset notices to:

Principal Global Investors, LLC

Attn: Investment Accounting Fixed Income Securities

711 High Street

Des Moines, Iowa 50392-0960

(3)	All notices to:

Principal Global Investors, LLC

ATTN: Fixed Income Private Placements

711 High Street, G-26

Des Moines, IA 50392-0800

and via Email: Privateplacements2@exchange.principal.com

(4)	Original notes delivered to:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

Nominee Name: None.

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

PRINCIPAL LIFE INSURANCE COMPANY	H	$3,000,000
711 High Street
Des Moines, Iowa 50392-0960

(1)	All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds to:

Provided to Company under separate cover

With sufficient information (including Cusip number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

(2)	All notices regarding scheduled payments, prepayments, rate reset notices to:

Principal Global Investors, LLC

Attn: Investment Accounting Fixed Income Securities

711 High Street

Des Moines, Iowa 50392-0960

(3)	All notices to:

Principal Global Investors, LLC

ATTN: Fixed Income Private Placements

711 High Street, G-26

Des Moines, IA 50392-0800

and via Email: Privateplacements2@exchange.principal.com

(4)	Original notes delivered to:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

Nominee Name: None.

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

RGA REINSURANCE COMPANY	H	$5,000,000
711 High Street
Des Moines, Iowa 50392-0960

(1)	All payments on account of the Notes to be made by 12:00 noon (New York City time) by wire transfer of immediately available funds to:

Provided to Company under separate cover

With sufficient information (including Cusip number, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

(2)	All notices regarding scheduled payments, prepayments, rate reset notices to:

RGA Reinsurance Company

c/o Principal Global Investors, LLC

Attn: Investment Accounting Fixed Income Securities

711 High Street

Des Moines, Iowa 50392-0960

(3)	All notices to:

RGA Reinsurance Company

Principal Global Investors, LLC

ATTN: Fixed Income Private Placements

711 High Street, G-26

Des Moines, IA 50392-0800

and via Email: Privateplacements2@exchange.principal.com

(4)	Original notes delivered to:

Provided to Company under separate cover

(5)	Tax Identification No.: Provided to Company under separate cover

Nominee Name: Hare & Co.

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

The Guardian Life Insurance Company of America	H	$12,000,000
7 Hanover Square	I	$3,000,000
New York, NY 10004-2616

(Notes	to be registered in the name of The Guardian Life Insurance Company of America)

(1)	Payment by wire to:

Provided to Company under separate cover

(2)	All communications shall be delivered or mailed to:

The Guardian Life Insurance Company of America

7 Hanover Square

New York, NY 10004-2616

Attn: Brian Keating

Investment Department 9-A

FAX # (212) 919-2658

Email address: brian_keating@glic.com

(3)	Original notes delivered to:

Provided to Company under separate cover

(4)	Tax Identification No.: Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

The Guardian Insurance & Annuity Company, Inc.	I	$2,000,000
7 Hanover Square
New York, NY 10004-2616

(Securities	to be registered in the name of The Guardian Insurance & Annuity Company, Inc.)

(1)	Payment by wire to:

Provided to Company under separate cover

(2)	All communications shall be delivered or mailed to:

The Guardian Insurance & Annuity Company, Inc.

c/o The Guardian Life Insurance Company of America

7 Hanover Square

New York, NY 10004-2616

Attn: Brian Keating

Investment Department 9-A

FAX # (212) 919-2658

Email address: brian_keating@glic.com

(3)	Original notes delivered to:

Provided to Company under separate cover

(4)	Tax Identification No.: Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

National Life Insurance Company	H	$8,000,000
One National Life Drive
Montpelier, VT 05604	I	$5,000,000

(1)	All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds to:

Provided to Company under separate cover

(2)	All communications shall be delivered or mailed to:

National Life Insurance Company

c/o Sentinel Asset Management, LLC

One National Life Drive

Montpelier, VT 05604

Attention: Chris P. Gudmastad, Assistant Vice President-Private Placements

(3)	Original notes delivered to:

Provided to Company under separate cover

(4)	Tax Identification No.: Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

THE OHIO NATIONAL LIFE INSURANCE COMPANY	H	$4,000,000
One Financial Way
Cincinnati, OH 45242
Attention: Investment Department

(1)	Address for payments on account of the Notes:

By bank wire transfer of Federal or other immediately available funds (identifying each payment as to issuer, security (including interest rate and maturity date), and principal or interest) to:

Provided to Company under separate cover

(2) All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed:

THE OHIO NATIONAL LIFE INSURANCE COMPANY

One Financial Way

Cincinnati, OH 45242

Attention: Investment Department

With a copy to:

privateplacements@ohionational.com

Fax number: 513-794-4506

(3)	Original notes delivered to:

Provided to Company under separate cover

(4)	Tax Identification No.: Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

OHIO NATIONAL LIFE ASSURANCE CORPORATION	H	$4,000,000
One Financial Way
Cincinnati, OH 45242
Attention: Investment Department

(1)	Address for payments on account of the Notes:

By bank wire transfer of Federal or other immediately available funds (identifying each payment as to issuer, security (including interest rate and maturity date), and principal or interest) to:

Provided to Company under separate cover

(2) All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed:

OHIO NATIONAL LIFE ASSURANCE CORPORATION

One Financial Way

Cincinnati, OH 45242

Attention: Investment Department

With a copy to:

privateplacements@ohionational.com

Fax number: 513-794-4506

(3)	Original notes delivered to:

Provided to Company under separate cover

(4)	Tax Identification No.: Provided to Company under separate cover

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY	H	$5,000,000
1401 Livingston Lane
Jackson, MS 39213
Attn: Investment Department

(1)	All notices of scheduled payments and written confirmations of such wire transfers should be sent to the address above. All payments of federal wire transfer of immediately available funds should identify the security by its name or PPN and include the principal and interest breakdown. (If the wire is not a principal and/or interest payment, indicate the type of payment.) The wire should be sent in the format as follows:

Provided to Company under separate cover

(2)	All other communications, including Waivers, Amendments, Consents and financial information should be sent to:

Investment Department

Southern Farm Bureau Life Insurance Company

P. O. Box 78

Jackson, MS 39205

or by overnight delivery to:

1401 Livingston Lane

Jackson, MS 39213

Contact Persons:

David Divine

Telephone (601) 981-5332, extension 1010

Facsimile (601)-981-3605

ddivine@sfbli.com

Zach Farmer

Telephone (601)981-5332. extension 1486

zfarmer@sfbli.com

(3)	Original notes delivered to:

Provided to Company under separate cover

(4)	Tax Identification No.: Provided to Company under separate cover

Nominee Name: None.

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	SERIES OF NOTES	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED

ASSURITY LIFE INSURANCE COMPANY	H	$3,000,000
2000 Q Street
Lincoln, NE 68503

(1)	All payments on account of Notes held by such Purchaser shall be made by wire transfer of immediately available funds at the opening of business on the due date to:

Provided to Company under separate cover

Each such wire transfer shall set forth the name of the issuer, the full title of the Notes (including the rate and final redemption to maturity date) and application of such funds among principle, premium and interest, if applicable.

(2)	All Notices of payment and written confirmations of such wire transfewrs should be sent to:

Assurity Life Insurance Company

2000 Q Street

Lincoln, NE 68503

Attention: Investment Division

Fax: (402) 458-2170

Phone: (402) 437-3682

TAX I.D. NUMBER: Provided to Company under separate cover

(3)	All other communications shall be delivered or mailed to:

Assurity Life Insurance Company

2000 Q Street

P.O. Box 82533

Lincoln, NE 68501-2533

(4)	Securities should be delivered to:

Provided to Company under separate cover

(5)	Contact:

Victor Weber

Senior Director - Investments

Telephone: 402/437-3682

FAX: 402/458-2170

E-mail: vweber@assurity.com

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Affected Holder” is defined in Section 8.8(a).

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and with respect to the Company, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any Person of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Agreement” means this Note Purchase Agreement among the Obligors and the Purchasers dated as of December 20, 2013.

“AJG Brokerage” means Arthur J. Gallagher Brokerage & Risk Management Services, LLC, a Delaware limited liability company.

“AJG Illinois” means Arthur J. Gallagher & Co. (Illinois), an Illinois corporation.

“Anti-Corruption Laws” is defined in Section 5.16(d).

“Anti-Money Laundering Laws” is defined in Section 5.16(c).

“Bank Credit Agreement” means Multicurrency Credit Agreement, dated as of September 19, 2013, among the Obligors, the lenders from time to time party thereto, Bank of Montreal, as administrative agent, BMO Capital Markets, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citibank N.A., Barclays Bank PLC and J.P. Morgan Securities LLC, as joint lead arrangers and joint book runners, and U.S. Bank National Association, as documentation agent, as the same may from time to time be amended, modified, supplemented, renewed, extended, refinanced or replaced.

“Blocked Person” is defined in Section 5.16(a).

“Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Chicago, Illinois or New York, New York are required or authorized to be closed.

SCHEDULE B

(to Note Purchase Agreement)

“Capital Lease” means any lease of property which, in accordance with GAAP, is required to be capitalized on the balance sheet of the lessee.

“Capitalized Lease Obligation” means the amount of the liability shown on the balance sheet of any Person in respect of a Capital Lease as determined in accordance with GAAP.

“Change in Control” is defined in Section 8.7(f).

“Change in Control Event” is defined in Section 8.7(a).

“CISADA” is defined in Section 5.16(a).

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” means Arthur J. Gallagher & Co., a Delaware corporation, or any successor that becomes such in the manner prescribed in Section 10.5.

“Confidential Information” is defined in Section 20.

“Consolidated Indebtedness” means, without duplication, all Indebtedness of the Company and its Subsidiaries, determined on a consolidated basis eliminating intercompany items.

“Consolidated Net Worth” means, at any time the same is to be determined, the total stockholders’ equity (including capital stock, additional paid-in capital and retained earnings after deducting treasury stock, but excluding minority interests in Subsidiaries) which would appear on the balance sheet of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

“Consolidated Priority Indebtedness” means, without duplication, all Priority Indebtedness of the Company and its Subsidiaries determined on a consolidated basis eliminating inter-company items.

“Consolidated Total Assets” means, as of the date of any determination thereof and without duplication, total assets of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Capitalization” means, as of the date of any determination thereof and without duplication, the sum of (a) Consolidated Indebtedness plus (b) Consolidated Net Worth.

“Controlled Entity” means any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates (but in no event shall include any shareholder of the Company). As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Controlled Group” means, with respect to the Company, all members of a controlled group of corporations and all trades and businesses (whether or not incorporated) under common control which, together with the Company or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means, for each Note, that rate of interest stated in clause (b) of the first paragraph of such Note.

“Disclosure Documents” is defined in Section 5.3.

“Disposition” is defined in Section 10.6.

“Domestic Subsidiary” means each Subsidiary of the Company which is organized under the laws of the United States of America or any state thereof.

“EBITDA” means, for any period, the sum, determined on a consolidated basis in accordance with GAAP, without duplication, for the Company and its Subsidiaries of:

(a)	Net Income for such period plus

(b)	to the extent deducted in determining Net Income:

(i)	income and franchise taxes;

(ii)	Interest Expense;

(iii)	amortization;

(iv)	depreciation;

(v)	non-cash expense related to stock-based compensation;

(vi)	restructuring, workforce and lease termination charges;

(vii)	acquisition-related professional expenses; and

(viii)	the expense resulting from any change in estimated acquisition earnout payables minus

(c)	to the extent included in determining Net Income, the income resulting from any change in estimated acquisition earnout payables;

provided, however, that the sum of “restructuring, workforce and lease termination charges” and “acquisition-related professional expenses” added to Net Income for the purpose of calculating EBITDA pursuant to clauses (b)(vi) and (b)(vii) above shall not exceed $25,000,000 in any period of four consecutive fiscal quarters.

Solely for the purposes of calculating EBITDA pursuant to Section 10.1, if during any period the Company or any Subsidiary shall have completed an acquisition, disposition, merger, consolidation, business combination or other similar transaction or has reported in its financial statements required to be delivered pursuant to Section 7.1(a) or (b) any discontinued operations (as defined under GAAP), then EBITDA for such period shall be adjusted on a pro forma basis to include or exclude, as appropriate, the EBITDA relating to such acquisition, disposition, consolidated or merged business or entity, combined business or other similar transaction or such discontinued operations, in each case assuming that all such acquisitions dispositions, mergers, consolidations, business combinations or other similar transactions and discontinuations had occurred on the first day of such period. Any such pro forma adjustment shall be made in good faith by a responsible financial or accounting officer of the Company. The calculations included in the Senior Financial Officer’s certificate delivered pursuant to Section 7.2(a) shall set forth as a separate line item the net amount of and a footnote explaining the basis for any pro forma adjustments made pursuant to this paragraph. The Company agrees to provide any additional information relating to such pro forma adjustment as a holder of Notes may reasonably request.

Solely for the purposes of (i) calculating EBITDA pursuant to Section 10.1 and Section 10.2 (and the defined terms of this Agreement as used in such calculation) and (ii) any pro forma adjustment to EBITDA as provided in this Agreement, no Clean Energy Subsidiary shall be deemed to be a Subsidiary of the Company (and shall be excluded from the calculation of EBITDA) if, during the relevant period, the aggregate tax credits generated by the Clean Energy Subsidiaries exceed the aggregate pre-tax losses generated by the Clean Energy Subsidiaries. “Clean Energy Subsidiary” shall mean (1) AJG Financial Services, LLC, (2) each of the direct and indirect Subsidiaries of AJG Financial Services, LLC and (3) any Person not constituting a Subsidiary to the extent an investment in such Person is accounted for in the Net Income of a Clean Energy Subsidiary; provided that such Clean Energy Subsidiary is principally engaged in the business of clean energy-related ventures; provided further that neither the Company nor any Subsidiary not constituting a Clean Energy Subsidiary shall be permitted to transfer, sell, assign (including by way of merger, liquidation or dissolution) any asset or business (other than any clean energy-related assets or business) to any Clean Energy Subsidiary.

The provisions of clauses (b)(v)-(vii) above and of the two immediately preceding paragraphs (the “EBITDA Adjustment Provisions”) shall cease to be of any further force or effect at the time of any amendment to, or the replacement or refinancing of, the Bank Credit Agreement, unless the terms of the Bank Credit Agreement, after giving effect to such amendment, replacement or refinancing, as the case may be, provides for adjustments substantially similar to the EBITDA Adjustment Provisions for the purposes of determining compliance by the Company with any financial covenants therein that are comparable to the provisions of Section 10.1 and Section 10.2 (which, in the case of the Bank Credit Agreement as of the date hereof, are Sections 9.6 and 9.7), and the EBITDA Adjustment Provisions shall thereafter continue in force and effect only so long as the Bank Credit Agreement as in effect from time to time continues to include adjustments substantially similar to the EBITDA Adjustment Provisions. In the event that provisions of clauses (b)(v)-(vii) above cease to be of any further force or effect by operation of the foregoing sentence, the following clauses shall be inserted in lieu thereof:

(v)	non-cash stock option expense;

(vi)	non-cash restructuring charges;

(vii)	[reserved]; and

“EBITDAR” means, for any period, EBITDA plus, to the extent deducted in determining Net Income, Rental Expense.

“Electronic Delivery” is defined in Section 7.1(a).

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under Section 414 of the Code.

“Event of Default” is defined in Section 11.

“Excess Cash” means 25% of cash and cash equivalents as set forth on the consolidated balance sheet of the Company delivered pursuant to Section 7.1 (but not including the amounts set forth in the “Restricted cash” line item of such consolidated balance sheet of the Company); provided, that if, at the time of any amendment to, or the replacement or refinancing of, the Bank Credit Agreement, the terms of the Bank Credit Agreement, after giving effect to such amendment, replacement or refinancing, as the case may be, do not provide for a definition of Excess Cash (as defined in the Bank Credit Agreement as of the date hereof or any comparable term used in the Bank Credit Agreement as in effect from time to time) that is substantially similar as the foregoing definition, or if the Bank Credit Agreement is amended such that it no longer provides for such a substantively similar definition, then “Excess Cash” shall mean, as of any date the same is to be determined, all cash on the books of the Company and its Domestic Subsidiaries which is maintained in accounts located in the United States of America and which is in excess of $25,000,000, but excluding restricted cash as set forth in the financial statements of the Company delivered pursuant to Section 7.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Existing Note Agreements” mean the (i) Amended and Restated Note Purchase Agreement dated December 19, 2007 by and among the Obligors and Gallagher Re, Inc., on one hand, and the Purchasers (as defined therein) listed on Schedule A thereto, on the other hand, as amended, modified, supplemented or restated from time to time, (ii) Note Purchase Agreement dated November 30, 2009 by and among the Obligors, on one hand, and the Purchasers (as defined therein) listed on Schedule A thereto, on the other hand, as amended, modified, supplemented or restated from time to time, (iii) Note Purchase Agreement dated February 10, 2011 by and among the Obligors, on one hand, and the Purchasers (as defined therein) listed on Schedule A thereto, on the other hand, as amended, modified, supplemented or restated from time to time, (iv) Note Purchase Agreement dated July 10, 2012 by and among the Obligors, on one hand, and the Purchasers (as defined therein) listed on Schedule A thereto, on the other hand, as amended, modified, supplemented or restated from time to time and (v) Note Purchase Agreement dated June 14, 2013 by and among the Obligors, on one hand, and the Purchasers (as defined therein) listed on Schedule A thereto, on the other hand, as amended, modified, supplemented or restated from time to time.

“Fixed Charges” means for any period, the sum, determined on a consolidated basis in accordance with GAAP, without duplication, for the Company and its Subsidiaries of Interest Expense paid or payable in cash for such period and Rental Expense for such period.

“Form 10-K” is defined in Section 7.1(b).

“Form 10-Q” is defined in Section 7.1(a).

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Gallagher Bassett” means Gallagher Bassett Services, Inc., a Delaware corporation.

“Gallagher Benefit” means Gallagher Benefit Services, Inc., a Delaware corporation.

“Gallagher Risk” means Arthur J. Gallagher Risk Management Services, Inc., an Illinois corporation.

“Gallagher Service” means Arthur J. Gallagher Service Company, LLC a Delaware limited liability company.

“Governmental Authority” means:

(a) the government of

(i) the United States of America or any State or other political subdivision thereof, or

(ii) any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization.

“Guaranty” means, with respect to any Person and without duplication, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a) to purchase such Indebtedness or obligation or any property constituting security therefor;

(b) to advance or supply funds (i) for the purchase or payment of such Indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation;

(c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of any other Person to make payment of the Indebtedness or obligation; or

(d) otherwise to assure the owner of such Indebtedness or obligation against loss in respect thereof.

In any computation of the Indebtedness or other liabilities of the obligor under any Guaranty, the Indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or any other substances, including all substances listed in or regulated in any Environmental Law as posing a hazard to health and safety, the removal of which is required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, regulated, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Obligor Agent pursuant to Section 13.1.

“Indebtedness” means for any Person (without duplication) (a) all indebtedness created, assumed or incurred in any manner by such Person representing money borrowed (including by the issuance of debt securities), (b) all indebtedness for the deferred purchase price of property or services (other than (i) trade accounts payable arising in the ordinary course of business which are not more than 90 days past due and (ii) obligations to make earn-out payments payable (including at the election of the Company) in capital stock of the Company pursuant to acquisitions by the Company or any of its Subsidiaries), (c) all indebtedness secured by any Lien upon property of such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness, (d) all Capitalized Lease Obligations of such Person, (e) all obligations of such Person on or with respect to letters of credit, bankers’ acceptances and other extensions of credit whether or not representing obligations for borrowed money, excluding, in each case, indebtedness which is non-recourse to such Person and its subsidiaries and (f) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (e) hereof.

“INHAM Exemption” is defined in Section 6.2(e).

“Institutional Investor” means (a) any purchaser of a Note, (b) any holder of a Note holding (together with one or more of its Affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Interest Expense” means, for any Person and with reference to any period, the sum of all interest charges (including imputed interest charges with respect to Capitalized Lease Obligations and all amortization of debt discount and expense) of such Person and its subsidiaries for such period (after eliminating intercompany items) determined on a consolidated basis in accordance with GAAP.

“Investment Grade Rating” is defined in Section 8.7(f).

“Joinder Agreement” means a joinder agreement substantially in the form of Exhibit 9.7(a)(ii).

“Lien” means, with respect to any Person and without duplication, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

“Make-Whole Amount” is defined in Section 8.6.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the ability of any Subsidiary Guarantor or any Obligor (other than the Company) to perform its obligations under any Subsidiary Guaranty or this Agreement and the Notes, as the case may be, when taken together with the Company’s ability to perform its obligations under this Agreement and the Notes and the other Subsidiary Guarantors’ and the Obligors’ (other than the Company) ability to perform their obligations under any Subsidiary Guaranty or this Agreement and the Notes, as the case may be, or (d) the validity or enforceability against the Company of this Agreement or the Notes or (e) the validity or enforceability against the Subsidiary Guarantors and the Obligors (other than the Company), taken as a whole, of any Subsidiary Guaranty and this Agreement and the Notes.

“Material Subsidiary” means a Subsidiary of the Company whose assets represent more than 5% of the Consolidated Total Assets.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“NAIC Annual Statement” is defined in Section 6.2(a).

“Net Income” means, for any Person and with reference to any period, the net income (or net loss) of such Person and its subsidiaries for such period as computed on a consolidated basis in accordance with GAAP, and, without limiting the foregoing, after deduction from gross income of all expenses and reserves, including reserves for all taxes on or measured by income.

“net proceeds” means, with respect to any sale, lease, transfer or other disposition of the assets or property of any Person, an amount equal to the (a) aggregate amount of the value of the consideration received by such Person in respect thereof (the value of any consideration which is not cash to be determined in good faith by a Senior Financial Officer) minus (b) the sum of (i) all out-of-pocket costs and expenses actually incurred by such Person and its Affiliates in connection with such sale, lease, transfer or other disposition and (ii) all state, federal or foreign taxes incurred or to be incurred by such Person or its Affiliates (assuming the highest marginal rate were applicable thereto) in connection therewith.

“Notes” is defined in Section 1.

“Obligor” and “Obligors” are defined in the first paragraph of this Agreement and shall include any Subsidiary which is required to become an Obligor in compliance with the requirements of Section 9.7; provided that the Company, or any successor that becomes an Obligor in place of the Company in the manner prescribed in Section 10.5, shall in any and all events and at all times remain an Obligor.

“Obligor Agent” means, the Company, as agent and attorney-in-fact for the other Obligors pursuant to Section 22.10 of this Agreement.

“OFAC” is defined in Section 5.16(a).

“OFAC Event” is defined in Section 8.8(a).

“OFAC Event Notice” is defined in Section 8.8(a).

“OFAC Listed Person” is defined in Section 5.16(a).

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company or other Obligor, as the case may be, whose responsibilities extend to the subject matter of such certificate.

“Operating Lease” means, as to any Person, any lease of property (whether real, personal or mixed) by such Person as lessee that is not a Capital Lease.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Permitted Lien” is defined in Section 10.4.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Priority Indebtedness” means, without duplication (a) any Indebtedness of the Company or a Subsidiary secured by a Lien created or incurred within the limitations of Section 10.4(l) and (b) any Indebtedness of the Company’s Subsidiaries; provided that there shall be excluded from any calculation of Priority Indebtedness: (i) the Indebtedness of any Subsidiary Guarantor or any Obligor (other than Indebtedness of any Subsidiary Guarantor or Obligor secured by a Lien created or incurred within the limitations of Section 10.4(l)), (ii) the Indebtedness of any Subsidiary owing to the Company or a Wholly-owned Subsidiary of the Company, (iii) the Indebtedness of any Subsidiary outstanding on the date of Closing and described on Schedule 5.15(a) hereto and any extension, renewal or refunding of any such Indebtedness, and (iv) with respect to any Person which becomes a Subsidiary after the date of Closing, Indebtedness of such Person existing at the time such Person became a Subsidiary and any extension, renewal or refunding thereof; provided that such Indebtedness was not incurred in contemplation of such Person becoming a Subsidiary.

“property” or “properties” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Proposed Prepayment Date” is defined in Section 8.7(b).

“Proposed OFAC Prepayment Date” is defined in Section 8.8(b).

“PTE” is defined in Section 6.2(a).

“Purchaser” is defined in the first paragraph of this Agreement.

“QPAM Exemption” means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor, as amended effective November 3, 2010.

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (a) invests in Securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder or by an Affiliate of such holder or such investment advisor.

“Rental Expense” means, with respect to the Company and its Subsidiaries for any period, the aggregate amounts payable with respect to Operating Leases of the Company and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

“Required Holders” means, (i) prior to the Closing, the Purchasers, and (ii) on or after Closing, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by an Obligor or any of its Affiliates).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“RPS” means Risk Placement Services, Inc., an Illinois corporation.

“SEC” shall mean the Securities and Exchange Commission of the United States, or any successor thereto.

“Securities” or “Security” shall have the same meaning as in Section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Financial Officer” means the chief financial officer, chief accounting officer or treasurer of the Company.

“Senior Indebtedness” means all Indebtedness of the Company which is not expressed to be subordinate or junior in rank to any other Indebtedness of the Company.

“Series H Notes” is defined in Section 1.

“Series I Notes” is defined in Section 1.

“Series J Notes” is defined in Section 1.

“Source” is defined in Section 6.2.

“Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“Subsidiary Guarantor” means any Subsidiary which is required to deliver a Subsidiary Guaranty in compliance with the requirements of Section 9.7.

“Subsidiary Guaranty” means a guaranty substantially in the form of Exhibit 9.7(a)(i) (as the same may be amended from time to time).

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“U.S. Economic Sanctions” is defined in Section 5.16(a).

“Voting Stock” means Securities of any class or classes of a Person, the holders of which are ordinarily, in the absence of contingencies, entitled to elect the corporate directors (or persons performing similar functions) of such Person.

“Wholly-owned Subsidiary” means, at any time, any Subsidiary of which all of the issued and outstanding shares of capital stock (other than directors’ qualifying shares as required by law) or other equity interests are owned by any one or more of the Company and the Company’s other Wholly-owned Subsidiaries.

SCHEDULE 5.3

DISCLOSURE MATERIALS

1. Annual Report on Form 10-K for the year ended December 31, 2012, as filed by Arthur J. Gallagher & Co. with the Securities and Exchange Commission on February 8, 2013.

2. Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, as filed by Arthur J. Gallagher & Co. with the Securities and Exchange Commission on May 1, 2013.

3. Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, as filed by Arthur J. Gallagher & Co. with the Securities and Exchange Commission on July 31, 2013.

4. Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, as filed by Arthur J. Gallagher & Co. with the Securities and Exchange Commission on October 30, 2013.

5. Current Reports on Form 8-K, as filed by Arthur J. Gallagher & Co. with the Securities and Exchange Commission on January 7, 2013, March 15, 2013, May 15, 2013 (Item 5.07 only), June 17, 2013 (Items 1.01 and 2.03 only), July 26, 2013, August 13, 2013, September 6, 2013, September 20, 2013, November 14, 2013 and November 20, 2013 (Item 1.01 only).

SCHEDULE 5.3

(to Note Purchase Agreement)

SCHEDULE 5.4(a)(i)

COMPANY’S SUBSIDIARIES

In the following list of subsidiaries of the Company, those companies that are indented represent subsidiaries of the Company under which they are indented. Except for directors’ qualifying shares, 100% of the voting stock of each of the subsidiaries listed below, other than those indicated by footnote, is owned of record or beneficially by its indicated parent. None of the subsidiaries listed below is a guarantor under the Bank Credit Agreement. Each subsidiary listed below that is an obligor under the Bank Credit Agreement is indicated by an * after its name.

NAME	State or Other Jurisdiction of Incorporation
Arthur J. Gallagher & Co. (Registrant)	Delaware
Arthur J. Gallagher Brokerage & Risk Management Services, LLC *	Delaware
Arthur J. Gallagher Risk Management Services, Inc. *	Illinois
Arthur J. Gallagher Risk Management Services (Hawaii), Inc.	Hawaii
Arthur J. Gallagher Risk Management Services of Utah, Inc.	Utah
Arthur J. Gallagher & Co. Insurance Brokers of California, Inc.	California
Charity First Insurance Services, Inc.	California
Artex Risk Solutions, Inc.	Delaware
Western Litigation, Inc.	Texas
Fortress Insurance, LLC	Delaware
RIL Administrators (Guernsey) Ltd.	Guernsey
Sentinel Indemnity, LLC	Delaware
JPGAC, LLC	Delaware
Bollinger, Inc.	New Jersey
Bollinger Insurance Services, Inc.	Delaware
Risk Placement Services, Inc. *	Illinois
Edwin M. Rollins Company	North Carolina
Continental Premium Finance Corporation	Georgia
Commonwealth Premium Finance Corporation	Kentucky
First Premium, Inc.	Louisiana
Premium Finance Corporation	Wisconsin
American Freedom Carriers, Inc.	Indiana
Gallagher Benefit Services, Inc. *	Delaware
GBS Retirement Services, Inc.	New York
GBS Insurance and Financial Services, Inc.	Delaware
GBS Administrators, Inc.	Washington
Gallagher Fiduciary Advisors, LLC	Delaware
Gallagher Voluntary Benefits, LLC	Delaware

SCHEDULE 5.4(a)(i)

(to Note Purchase Agreement)

NAME	State or Other Jurisdiction of Incorporation
Gallagher Bassett Services, Inc. *	Delaware
MedInsights, Inc.	Delaware
Gallagher Bassett International Ltd. (UK)	England
Gallagher Bassett Insurance Services, Ltd.	England
Gallagher Bassett Canada Inc.	Canada
Gallagher Bassett Services Pty Ltd.	Australia
Gallagher Bassett Services Workers Compensation Victoria Pty Ltd.	Australia
Gallagher Bassett NZ Ltd	New Zealand
AJG Financial Services, LLC	Delaware
AJG Coal, Inc.	Delaware
Gallagher Clean Energy, LLC	Delaware
Gallagher Holdings Bermuda Company Limited	Bermuda
MG Advanced Coal Technologies-1 LLC	Delaware
Advanced Energy Systems LLC (1)	Delaware
AJG RCF LLC	Delaware
Arthur J. Gallagher Service Company, LLC *	Delaware
Arthur J. Gallagher & Co. (Illinois) *	Illinois
Gallagher Mauritius Holdings	Mauritius
Gallagher Operations Support Services Private Limited	India
Arthur J. Gallagher Latin America, LLC	Illinois
Arthur J. Gallagher Brasil Corretora de Resseguros, S.A.	Brazil
Arthur J. Gallagher & Co. (Canada) Ltd.	Delaware
AJG Canada ULC	Canada
AJG North America ULC	Canada
Gallagher Benefit Services (Canada) Group Inc.	Canada
Arthur J. Gallagher (Canada) Group	Canada
Gallagher Energy Risk Services Inc.	Canada
Arthur J. Gallagher Group Quebec ULC	Canada
Arthur J. Gallagher & Co. (Bermuda) Limited	Bermuda
Arthur J. Gallagher Management (Bermuda) Limited	Bermuda
Artex Risk Solutions, Inc. (Cayman) Limited	Cayman Islands
SEG Insurance Ltd. (2)	Bermuda
Artex Intermediaries, Ltd.	Bermuda
Artex Risk Solutions (Bermuda) Ltd.	Bermuda
Protected Insurance Company	Bermuda
Arthur J. Gallagher (Bermuda) Holding Partnership (3) (4)	Bermuda
Muf Investments S.a.r.l. (5)	Luxembourg
Arthur J. Gallagher Chile Corredores de Reaseguros, S.A.	Chile
A J Gallagher (Norway) Holdings	Norway
Bergvall Marine A.S.	Norway

SCHEDULE 5.4(a)(i)-2

(to Note Purchase Agreement)

NAME	State or Other Jurisdiction of Incorporation
CGM Gallagher Group Ltd.	St. Lucia
Mecacem Insurance SPC Ltd.	Cayman
CGM Gallagher Insurance Brokers Ltd.	Barbados
CGM Gallagher Insurance Brokers Ja. Ltd.	Jamaica
CGM Gallagher Insurance Brokers St. Lucia Ltd.	St. Lucia
CGM Gallagher Insurance Brokers St. Vincent Ltd.	St. Vincent
CGM Gallagher Insurance Brokers St. Kitts & Nevis Ltd.	St. Kitts & Nevis
Carib RM Ltd. (St. Lucia) (6)	St. Lucia
Carib. RM Ltd. (Jamacia)	Jamaica
Carib. RM Ltd. (Barbados)	Barbados
Arthur J. Gallagher (Singapore) Pte. Ltd.	Singapore
Gallagher Holdings Two (UK) Limited	England
OIM Underwriting Limited	England
Contego Underwriting Ltd.	England
Zennor Limited	England
Risk & Reward Group (Holdings) Limited	England
Gallagher Risk & Reward Limited	England
Gallagher Holdings (UK) Limited	England
Heritage Group Limited (9)	Guernsey
Arthur J. Gallagher (UK) Limited	England
Strand Underwriting Limited	England
Risk Management Partners Ltd.	England
Alesco Risk Management Services, Ltd. (7)	England
Arthur J. Gallagher Asia Pty Limited	Hong Kong
Gallagher International Reinsurance Broking Limited	England
HLG Holdings Limited	England
Friary Intermediate Limited	England
Acumus Interco Limited	England
Arthur J. Gallagher Housing Limited	England
Acumus Limited	England
Igloo Insurance PCC Limited	Guernsey
Heath Lambert Limited	England
Gallagher Benefits Consulting Limited	England
Heath Lambert Overseas Limited	England
Lambert Fenchurch Overseas Limited	England
Risk Management Holdings	England
Fenchurch Trustees Limited	England
HL Corporate Services Limited	England
Heath Insurance Broking Limited	England
Gallagher Holdings Three (UK) Limited	England

SCHEDULE 5.4(a)(i)-3

(to Note Purchase Agreement)

NAME	State or Other Jurisdiction of Incorporation
Insurance Dialogue Limited (8)	England
E Red Limited	England
Blenheim Park Ltd.	England
Blenheim Park Services Ltd.	England
Property and Commercial Limited	England
Belmont Insurance Holdings Limited	England
Bishops Limited	England
Belmont Financial Management Limited	England
Belmont International Limited	England
Travelrisk Management Limited	England
Rio 587 Limited	England
Rio 588 Limited	England
Quillco 226 Limited	Scotland
Quillco 227 Limited	Scotland
Ink Underwriting Agencies Limited	England
Westinsure Group Limited	England
Giles Holdings Limited	Scotland
RA Rossborough Ltd (RARL)	Jersey
RA Rossborough (Insurance Brokers) Ltd (Jersey)	Jersey
Rossborough Insurance Services Ltd.	Jersey
Rossborough Insurance (IOM) Ltd.	Isle of Man
Rossborough Healthcare International Ltd	Guernsey
RA Rossborough Guernsey Ltd.	Guernsey
Rossborough (Cayman Island) Ltd.	Cayman Islands
Giles Insurance Brokers Limited	Scotland
Arthur J. Gallagher Australasia Holdings Pty Ltd.	Australia
Australis Group (Underwriting ) Pty Ltd.	Australia
Interpacific Underwriting Agencies Pty Ltd.	Australia
Aged Care Insurance Services	Australia
InsSync Group Pty Ltd.	Australia
SRS Underwriting Agency Pty Ltd.	Australia
Arthur J. Gallagher Reinsurance Australasia Pty Ltd.	Australia
Arthur J. Gallagher (Aus) Pty Ltd.	Australia
Specialised Broking Associates Pty Ltd.	Australia

(1)	15% of the Membership Interests of this subsidiary is owned by an unrelated party.
(2)	76% of the Common Stock of this subsidiary is owned by two third parties.
(3)	Arthur J. Gallagher & Co (Canada) Ltd is an equal partner in the Bermuda partnership.
(4)	The Partnership owns 80% of CGM Gallagher Group Ltd.

SCHEDULE 5.4(a)(i)-4

(to Note Purchase Agreement)

(5)	Holds 21.3% ownership in Casanueva Perez S.A.P. de C.V. (Grupo CP).
(6)	45% of this subsidiary is owned by the management group.
(7)	35% of this subsidiary is owned by the management group.
(8)	21.7% of this subsidiary is owned by the management group.
(9)	Legal Entity not owned as of December 20, 2013 but likely to be acquired prior to the closing.

SCHEDULE 5.4(a)(i)-5

(to Note Purchase Agreement)

SCHEDULE 5.4(a)(ii)

COMPANY’S AFFILIATES

None.

SCHEDULE 5.4(a)(ii)

(to Note Purchase Agreement)

SCHEDULE 5.4(a)(iii)

COMPANY’S DIRECTORS AND SENIOR OFFICERS

Directors:

J. Patrick Gallagher, Jr.

Sherry S. Barrat

William L. Bax

Frank E. English, Jr.

Elbert O. Hand

David S. Johnson

Kay W. McCurdy

Norman L. Rosenthal

James R. Wimmer

Senior Officers:

J. Patrick Gallagher, Jr., Chairman, President and Chief Executive Officer

Walter D. Bay, Vice President, General Counsel and Secretary

James W. Durkin, Jr., Vice President

James S. Gault, Vice President

Douglas K. Howell, Vice President and Chief Financial Officer

Scott R. Hudson, Vice President

Susan E. McGrath, Vice President and Chief Human Resources Officer

David E. McGurn, Jr., Vice President

SCHEDULE 5.4(a)(iii)

(to Note Purchase Agreement)

SCHEDULE 5.4(b)

LIENS ON SHARES

None.

SCHEDULE 5.4(b)

(to Note Purchase Agreement)

SCHEDULE 5.4(d)

RESTRICTIONS ON DIVIDENDS, ETC.

None.

SCHEDULE 5.4(d)

(to Note Purchase Agreement)

SCHEDULE 5.5

FINANCIAL STATEMENTS

1. The financial statements of the Company and its Subsidiaries contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

2. The financial statements of the Company and its Subsidiaries contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013.

3. The financial statements of the Company and its Subsidiaries contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013.

4. The financial statements of the Company and its Subsidiaries contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.

SCHEDULE 5.5

(to Note Purchase Agreement)

Schedule 5.15(a)

Existing Indebtedness

Description of Indebtedness	Obligor	Obligee	Principal Amount Outstanding at 9/30/2013	Collateral (if any)	Guarantor (if any)

$600 Million Multicurrency Credit Agreement dated as of September 19, 2013	Arthur J. Gallagher & Co. (the Parent Company) and 7 Subsidiaries (1)	Twelve Financial Institutions that are parties to the Credit Agreement	$135,500,000	Unsecured	None

$400 Million Private Placement Debt dated as of December 19, 2007	Arthur J. Gallagher & Co. (the Parent Company) and 7 Subsidiaries (1)	20 Noteholders named in the Amended and Restated Note Purchase Agreement	400,000,000	Unsecured	None

$150 Million Private Placement Debt dated as of November 30, 2009	Arthur J. Gallagher & Co. (the Parent Company) and 7 Subsidiaries (1)	5 Noteholders named in the Note Purchase Agreement	150,000,000	Unsecured	None

$125 Million Private Placement Debt dated as of February 10, 2011	Arthur J. Gallagher & Co. (the Parent Company) and 7 Subsidiaries (1)	5 Noteholders named in the Note Purchase Agreement	125,000,000	Unsecured	None

$50 Million Private Placement Debt dated as of July 10, 2012	Arthur J. Gallagher & Co. (the Parent Company) and 7 Subsidiaries (1)	5 Noteholders named in the Note Purchase Agreement	50,000,000	Unsecured	None

$200 Million Private Placement Debt dated as of June 14, 2013	Arthur J. Gallagher & Co. (the Parent Company) and 7 Subsidiaries (1)	3 Noteholders named in the Note Purchase Agreement	200,000,000	Unsecured	None

Accrued Interest on $400 M, $150 M, $125 M, $50 M and $200 M PP Debt and $600 M CA Debt	Arthur J. Gallagher & Co. (the Parent Company) and 7 Subsidiaries (1)	Noteholders named in the Note Purchase Agreements above	10,744,600	Unsecured	None

Total Credit Agreement and Private Placement Indebtedness			1,071,244,600

SCHEDULE 5.15(a)

(to Note Purchase Agreement)

Note Payable Agreement	AJG Financial Services, Inc. and AJG Coal, Inc.	Fuel Resource Management LLC	9,608,374	Secured	None

Note Payable Agreement	AJG Bollinger, Inc.	Robert F. McKenna	284,861	Unsecured	None

Accrued Liability on Book of Business Purchase	AJG Bollinger, Inc.	Acquired Bollinger, Inc. Earnouts	1,678,945	Unsecured	None

Accrued Liability on Book of Business Purchase	Arthur J. Gallagher Brokerage & Risk Management Services, LLC	Nittany Book Purchase Liability (Cash only)	30,768	Unsecured	None

Accrued Liability on Book of Business Purchase	Arthur J. Gallagher Brokerage & Risk Management Services, LLC	Charter Lakes Purchase Liability (Cash only)	1,012,339	Unsecured	None

Accrued Liability on Book of Business Purchase	Arthur J. Gallagher Brokerage & Risk Management Services, LLC	Fish Miller Book Purchase Liability (Cash only)	20,285	Unsecured	None

Accrued Liability on Book of Business Purchase	Arthur J. Gallagher Brokerage & Risk Management Services, LLC	Potter Holden Book Purchase Liability (50% in Cash only and 50% in Stock)	215,641	Unsecured	None

Accrued Liability	Arthur J. Gallagher Brokerage & Risk Management Services, LLC	Peerless Producer Loan - Capital Bauer Office	13,334	Unsecured	None

Accrued Liability on Book of Business Purchase	Arthur J. Gallagher Brokerage & Risk Management Services, LLC	Edward A. Goodman Book Purchase Liability (Cash only )	381,582	Unsecured	None

Accrued Liability on Book of Business Purchase	Arthur J. Gallagher Brokerage & Risk Management Services, LLC	Alvarez Group Book Purchase Liability (Cash only )	32,000	Unsecured	None

SCHEDULE 5.15(a)-2

(to Note Purchase Agreement)

Accrued Liability on Book of Business Purchase	Arthur J. Gallagher Brokerage & Risk Management Services, LLC	R Disselhorst Book Purchase Liability (Cash only)	259,196	Unsecured	None

Accrued Liability on Book of Business Purchase	Arthur J. Gallagher Brokerage & Risk Management Services, LLC	Bantle Book Purchase Liability (Cash only)	51,213	Unsecured	None

Accrued Liability on Book of Business Purchase	Arthur J. Gallagher Brokerage & Risk Management Services, LLC	Kathy Kebo Book Purchase Liability (Cash only)	37,714	Unsecured	None

Accrued Liability on Book of Business Purchase	Arthur J. Gallagher Brokerage & Risk Management Services, LLC	Bryan Grace Purchase ST Liability (Cash only)	41,500	Unsecured	None

Accrued Liability on Book of Business Purchase	Arthur J. Gallagher Brokerage & Risk Management Services, LLC	Hudkins & Kallfelz, Inc. Book Purchase Liability (Cash only)	61,911	Unsecured	None

Accrued Liability on Book of Business Purchase	Arthur J. Gallagher Brokerage & Risk Management Services, LLC	Marc Dunn Book Purchase Liability (Cash only)	187,104	Unsecured	None

Accrued Liability on Book of Business Purchase	Arthur J. Gallagher Brokerage & Risk Management Services, LLC	Michael Brown Book Purchase Liability (Cash only)	281,745	Unsecured	None

Accrued Liability on Book of Business Purchase	Arthur J. Gallagher Brokerage & Risk Management Services, LLC	Bryan Grace Purchase LT Liability (Cash only)	41,500	Unsecured	None

Accrued Liability on Book of Business Purchase	Arthur J. Gallagher Brokerage & Risk Management Services, LLC	Lumbermen Book Purchase Liability (Cash only)	50,596	Unsecured	None

Accrued Liability on Book of Business Purchase	Risk Placement Services, Inc.	Kay Stepenson Book Purchase Liability (Cash only)	305,120	Unsecured	None

SCHEDULE 5.15(a)-3

(to Note Purchase Agreement)

Accrued Liability on Book of Business Purchase	Risk Placement Services, Inc.	La Jolla Book Purchase Liability (Cash only)	38,875	Unsecured	None

Accrued Liability on Book of Business Purchase	Risk Placement Services, Inc.	Thomas Egan Book Purchase Liability (Cash only)	23,516	Unsecured	None

Accrued Liability on Book of Business Purchase	Risk Placement Services, Inc.	RPS Des Moines (Minneapolis) Purchase Liability (Cash only)	160,657	Unsecured	None

Accrued Liability on Book of Business Purchase	Arthur J. Gallagher & Co./Arthur J. Gallagher (UK) Limited	David Ross/Barclays Bank Loan Guarantee	N/A (guarantee)	Unsecured	None

Accrued Liability on Book of Business Purchase	Arthur J. Gallagher (UK) Limited	Purchase Liability for Policy Renewal Rights of FirstCity Partnership (Cash only)	1,932,594	Unsecured	None

Accrued Liability on Book of Business Purchase	Arthur J. Gallagher (UK) Limited	OIM Purchase Liability (Cash only) - Remaining Amt Owed to Management Group	3,413,680	Unsecured	None

Accrued Liability on Book of Business Purchase	Gallagher Holdings Two (UK) Limited	Contego Purchase Liability (Cash only)	5,548,579	Unsecured	None

Accrued Liability on Book of Business Purchase	Gallagher Holdings Two (UK) Limited	Blemheim Purchase Liability (Cash only)	2,286,224	Unsecured	None

Accrued Liability on Book of Business Purchase	Gallagher Holdings Two (UK) Limited	Paul Masters Book Purchase Liability (Cash only)	3,610	Unsecured	None

Accrued Liability on Book of Business Purchase	Arthur J. Gallagher (Singapore) Pte. Ltd.	ITI Solutions Purchase Liability (Cash only)	86,755	Unsecured	None

Accrued Liability on Book of Business Purchase	AJG Australia Group	Purchase Liability for SRS (Cash only)	6,024,355	Unsecured	None

Accrued Liability on Book of Business Purchase	Gallagher Bassett Services, Inc.	Aires Purchase Liability (Cash only)	814,629	Unsecured	None

SCHEDULE 5.15(a)-4

(to Note Purchase Agreement)

Accrued Liability on Book of Business Purchase	Gallagher Benefit Services, Inc.	Lillard Escrow Liability (Cash only)	50,297	Unsecured	None

Accrued Liability on Book of Business Purchase	Gallagher Benefit Services, Inc.	EBC Escrow Liability (Cash only)	25,148	Unsecured	None

Accrued Liability on Book of Business Purchase	Gallagher Benefit Services, Inc.	Brendis & Brendis Liability (Cash only)	50,000	Unsecured	None

Accrued Liability on Book of Business Purchase	Gallagher Benefit Services, Inc.	Francingues Escrow Liability (Cash)	50,000	Unsecured	None

Accrued Liability on Book of Business Purchase	Gallagher Benefit Services, Inc.	Boise WBS Escrow Liability (Cash)	100,602	Unsecured	None

Accrued Liability on Book of Business Purchase	Gallagher Benefit Services, Inc.	Gary Black Escrow Liability (Cash)	50,000	Unsecured	None

Accrued Liability on Book of Business Purchase	Gallagher Benefit Services, Inc.	Argus Escrow Liability (Cash)	250,000	Unsecured	None

Accrued Liability on Book of Business Purchase	Gallagher Benefit Services, Inc.	Corporate Benefit Advisors Escrow Liability (Cash)	100,000	Unsecured	None

Accrued Liability on Book of Business Purchase	Gallagher Benefit Services, Inc.	Eriksen Group Escrow Liability (Cash)	75,452	Unsecured	None

Accrued Liability on Book of Business Purchase	Gallagher Benefit Services, Inc.	Gardner & White Escrow Liability (Cash)	1,000,000	Unsecured	None

Accrued Liability on Book of Business Purchase	Gallagher Benefit Services, Inc.	Spellings & Humphries Escrow Liability (Cash)	50,000	Unsecured	None

Accrued Liability on Book of Business Purchase	Gallagher Benefit Services, Inc.	Hardman & Howell Escrow Liability (Cash)	100,401	Unsecured	None

SCHEDULE 5.15(a)-5

(to Note Purchase Agreement)

Accrued Liability on Book of Business Purchase	Gallagher Benefit Services, Inc.	IIS Escrow Liability (Cash)	100,000	Unsecured	None

Accrued Liability on Book of Business Purchase	Gallagher Benefit Services, Inc.	Advanced Benefit Advisors Escrow Liability (Cash)	100,000	Unsecured	None

Accrued Liability on Book of Business Purchase	Gallagher Benefit Services, Inc.	Garza Long Escrow Liability (Cash)	50,188	Unsecured	None

Accrued Liability on Book of Business Purchase	Gallagher Benefit Services, Inc.	Garza Long Escrow Liability (Cash)	50,250	Unsecured	None

Accrued Liability on Book of Business Purchase	Gallagher Benefit Services, Inc.	O’ Herron Purchase Liability (Cash only)	69,310	Unsecured	None

Accrued Liability on Book of Business Purchase	Gallagher Benefit Services, Inc.	Comp Analysis Purchase Liability (Cash only)	229,722	Unsecured	None

Accrued Liability on Book of Business Purchase	Gallagher Benefit Services, Inc.	Kristy Ventimiglia Book Purchase Liability (Cash only)	29,079	Unsecured	None

Accrued Liability on Book of Business Purchase	Gallagher Benefit Services, Inc.	Korshak & Rescue Book Purchase Liability (Cash only)	130,608	Unsecured	None

Accrued Liability on Book of Business Purchase	Gallagher Benefit Services, Inc.	Riley Book Purchase Liability (Cash only)	129,283	Unsecured	None

Total Other Indebtedness			37,719,542

Total Indebtedness			$1,108,964,142

SCHEDULE 5.15(a)-6

(to Note Purchase Agreement)

(1)	Co-obligors: Arthur J. Gallagher & Co.

            Arthur J. Gallagher & Co. (Illinois)

            Arthur J. Gallagher Brokerage & Risk Management Services, LLC

            Risk Placement Services, Inc.

            Gallagher Bassett Services, Inc.

            Gallagher Benefit Services, Inc.

            Arthur J. Gallagher Risk Management Services, Inc.

            Arthur J. Gallagher Service Company, LLC

SCHEDULE 5.15(a)-7

(to Note Purchase Agreement)

SCHEDULE 5.15(b)

LIENS

1. Amended and Restated Note Purchase Agreement, dated as of December 19, 2007, as amended by the First Amendment thereto dated October 18, 2013, among the Obligors and the Purchasers named therein.

2. Note Purchase Agreement, dated as of November 30, 2009, as amended by the First Amendment thereto dated October 18, 2013, among the Obligors and the Purchasers named therein.

3. Note Purchase Agreement, dated as of February 10, 2011, as amended by the First Amendment thereto dated October 18, 2013, among the Obligors and the Purchasers named therein.

4. Note Purchase Agreement, dated as of July 10, 2012, as amended by the First Amendment thereto dated October 18, 2013, among the Obligors and the Purchasers named therein.

5. Note Purchase Agreement, dated as of June 14, 2013, as amended by the First Amendment thereto dated October 18, 2013, among the Obligors and the Purchasers named therein.

SCHEDULE 5.15(b)

(to Note Purchase Agreement)

SCHEDULE 5.15(c)

RESTRICTIONS ON INDEBTEDNESS

1. Multicurrency Credit Agreement, dated as of September 19, 2013, among the Obligors, the Lenders from time to time party thereto, Bank of Montreal, as Administrative Agent, BMO Capital Markets, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citibank N.A., Barclays Bank PLC and J.P. Morgan Securities LLC, as Joint Lead Arrangers and Joint Book Runners, and U.S. Bank National Association, as Documentation Agent.

2. 6.26% Amended and Restated Senior Notes, Series A, due August 3, 2014

3. 6.44% Amended and Restated Senior Notes, Series B, due August 3, 2017

4. Amended and Restated Note Purchase Agreement, dated as of December 19, 2007, as amended by the First Amendment thereto dated October 18, 2013, among the Obligors and the Noteholders named therein.

5. 5.85% Senior Notes, Series C, due November 30, 2019

6. Note Purchase Agreement, dated as of November 30, 2009, as amended by the First Amendment thereto dated October 18, 2013, among the Obligors and the Purchasers named therein.

7. 5.18% Senior Notes, Series D, due February 10, 2021

8. 5.49% Senior Notes, Series E, due February 10, 2023

9. Note Purchase Agreement, dated as of February 10, 2011, as amended by the First Amendment thereto dated October 18, 2013, among the Obligors and the Purchasers named therein.

10. 3.99% Senior Notes, Series F, due July 10, 2020

11. Note Purchase Agreement, dated as of July 10, 2012, as amended by the First Amendment thereto dated October 18, 2013, among the Obligors and the Purchasers named therein.

12. 3.69% Senior Notes, Series G, due June 14, 2022

13. Note Purchase Agreement, dated as of June 14, 2013, as amended by the First Amendment thereto dated October 18, 2013, among the Obligors and the Purchasers named therein.

SCHEDULE 5.15(C)

(to Note Purchase Agreement)

FORM OF SENIOR NOTE, SERIES H

ARTHUR J. GALLAGHER & CO.

ARTHUR J. GALLAGHER & CO. (ILLINOIS)

ARTHUR J. GALLAGHER BROKERAGE & RISK MANAGEMENT SERVICES, LLC

RISK PLACEMENT SERVICES, INC.

GALLAGHER BASSETT SERVICES, INC.

GALLAGHER BENEFIT SERVICES, INC.

ARTHUR J. GALLAGHER RISK MANAGEMENT SERVICES, INC.

ARTHUR J. GALLAGHER SERVICE COMPANY, LLC

4.58% Senior Notes, Series H, due February 27, 2024

No. H-	February 27, 2014
$	[PPN]

FOR VALUE RECEIVED, the undersigned, Arthur J. Gallagher & Co., a Delaware corporation (the “Company”), Arthur J. Gallagher & Co. (Illinois), an Illinois corporation (“AJG Illinois”), Arthur J. Gallagher Brokerage & Risk Management Services, LLC, a Delaware limited liability company (“AJG Brokerage”), Risk Placement Services, Inc., an Illinois corporation (“RPS”), Gallagher Bassett Services, Inc., a Delaware corporation (“Gallagher Bassett”), Gallagher Benefit Services, Inc., a Delaware corporation (“Gallagher Benefit”), Arthur J. Gallagher Risk Management Services, Inc., an Illinois corporation (“Gallagher Risk”) and Arthur J. Gallagher Service Company, LLC, a Delaware limited liability company (“Gallagher Service”; the Company, AJG Illinois, AJG Brokerage, RPS, Gallagher Bassett, Gallagher Benefit, Gallagher Risk and Gallagher Service are each hereinafter individually referred to as an “Obligor” and collectively as the “Obligors”), jointly and severally, hereby promise to pay to                     , or registered assigns, the principal sum of                     DOLLARS (or so much thereof as shall not have been prepaid) on February 27, 2024 with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance hereof at the rate of (a) 4.58% per annum from the date hereof payable semi-annually on the 27th day of February and August in each year commencing with the February 27 or August 27 next succeeding the date hereof, until the principal shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of principal, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to 6.58% payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement dated as December 20, 2013 (as from time to time amended, the “Note Purchase Agreement”), among the Obligors and the Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance

EXHIBIT 1(a)

(to Note Purchase Agreement)

hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Section 6 of the Note Purchase Agreement and, in addition, in the case of a transferee, shall be deemed to represent that either (a) the transferee is not, and is not acting on behalf of, an employee benefit plan or plan subject to ERISA or Section 4975 of the Code, or (b) the transfer of the Note to, and the holding of the Note by, the transferee is exempt from the prohibited transaction provisions of ERISA and Section 4975 of the Code as a result of an applicable class or statutory prohibited transaction exemption. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount of the same series will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors and any Subsidiary Guarantor may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors and any Subsidiary Guarantor will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

Pursuant to Section 2.2 of the Note Purchase Agreement, an Obligor (other than the Company) and any Subsidiary Guarantor may from time to time be discharged and released from its obligations under the Note Purchase Agreement, this Note and any Joinder Agreement or the Subsidiary Guaranty to which such Subsidiary Guarantor is a party on the terms and with the effect specified in the Note Purchase Agreement.

E-1(a)-2

This Note shall be construed and enforced in accordance with, and the rights of the Obligors and the holder of this Note shall be governed by, the law of the State of Illinois, excluding choice-of-law principles of the law of such State that would permit application of the laws of a jurisdiction other than such State.

ARTHUR J. GALLAGHER & CO., a Delaware corporation

By
Name:
Title:

ARTHUR J. GALLAGHER & CO. (ILLINOIS), an Illinois corporation

By:
Name:
Title:

ARTHUR J. GALLAGHER BROKERAGE & RISK MANAGEMENT SERVICES, LLC, a Delaware limited liability company

By:
Name:
Title:

RISK PLACEMENT SERVICES, INC., an Illinois corporation

By:
Name:
Title:

E-1(a)-3

GALLAGHER BASSETT SERVICES, INC., a Delaware corporation

By:
Name:
Title:

GALLAGHER BENEFIT SERVICES, INC., a Delaware corporation

By:
Name:
Title:

ARTHUR J. GALLAGHER RISK MANAGEMENT SERVICES, INC., an Illinois corporation

By:
Name:
Title:

ARTHUR J. GALLAGHER SERVICE COMPANY, LLC, a Delaware limited liability company

By:
Name:
Title:

E-1(a)-4

FORM OF SENIOR NOTE, SERIES I

ARTHUR J. GALLAGHER & CO.

ARTHUR J. GALLAGHER & CO. (ILLINOIS)

ARTHUR J. GALLAGHER BROKERAGE & RISK MANAGEMENT SERVICES, LLC

RISK PLACEMENT SERVICES, INC.

GALLAGHER BASSETT SERVICES, INC.

GALLAGHER BENEFIT SERVICES, INC.

ARTHUR J. GALLAGHER RISK MANAGEMENT SERVICES, INC.

ARTHUR J. GALLAGHER SERVICE COMPANY, LLC

4.73% Senior Notes, Series I, due February 27, 2026

No. I-	February 27, 2014
$	[PPN]

FOR VALUE RECEIVED, the undersigned, Arthur J. Gallagher & Co., a Delaware corporation (the “Company”), Arthur J. Gallagher & Co. (Illinois), an Illinois corporation (“AJG Illinois”), Arthur J. Gallagher Brokerage & Risk Management Services, LLC, a Delaware limited liability company (“AJG Brokerage”), Risk Placement Services, Inc., an Illinois corporation (“RPS”), Gallagher Bassett Services, Inc., a Delaware corporation (“Gallagher Bassett”), Gallagher Benefit Services, Inc., a Delaware corporation (“Gallagher Benefit”), Arthur J. Gallagher Risk Management Services, Inc., an Illinois corporation (“Gallagher Risk”) and Arthur J. Gallagher Service Company, LLC, a Delaware limited liability company (“Gallagher Service”; the Company, AJG Illinois, AJG Brokerage, RPS, Gallagher Bassett, Gallagher Benefit, Gallagher Risk and Gallagher Service are each hereinafter individually referred to as an “Obligor” and collectively as the “Obligors”), jointly and severally, hereby promise to pay to                     , or registered assigns, the principal sum of                     DOLLARS (or so much thereof as shall not have been prepaid) on February 27, 2026 with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance hereof at the rate of (a) 4.73% per annum from the date hereof payable semi-annually on the 27th day of February and August in each year commencing with the February 27 or August 27 next succeeding the date hereof, until the principal shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of principal, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to 6.73% payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement dated as December 20, 2013 (as from time to time amended, the “Note Purchase Agreement”), among the Obligors and the Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance

EXHIBIT 1(b)

(to Note Purchase Agreement)

hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Section 6 of the Note Purchase Agreement and, in addition, in the case of a transferee, shall be deemed to represent that either (a) the transferee is not, and is not acting on behalf of, an employee benefit plan or plan subject to ERISA or Section 4975 of the Code, or (b) the transfer of the Note to, and the holding of the Note by, the transferee is exempt from the prohibited transaction provisions of ERISA and Section 4975 of the Code as a result of an applicable class or statutory prohibited transaction exemption. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount of the same series will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors and any Subsidiary Guarantor may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors and any Subsidiary Guarantor will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

Pursuant to Section 2.2 of the Note Purchase Agreement, an Obligor (other than the Company) and any Subsidiary Guarantor may from time to time be discharged and released from its obligations under the Note Purchase Agreement, this Note and any Joinder Agreement or the Subsidiary Guaranty to which such Subsidiary Guarantor is a party on the terms and with the effect specified in the Note Purchase Agreement.

E-1(b)-2

This Note shall be construed and enforced in accordance with, and the rights of the Obligors and the holder of this Note shall be governed by, the law of the State of Illinois, excluding choice-of-law principles of the law of such State that would permit application of the laws of a jurisdiction other than such State.

ARTHUR J. GALLAGHER & CO., a Delaware corporation

By
Name:
Title:

ARTHUR J. GALLAGHER & CO. (ILLINOIS), an Illinois corporation

By:
Name:
Title:

ARTHUR J. GALLAGHER BROKERAGE & RISK MANAGEMENT SERVICES, LLC, a Delaware limited liability company

By:
Name:
Title:

RISK PLACEMENT SERVICES, INC., an Illinois corporation

By:
Name:
Title:

E-1(b)-3

GALLAGHER BASSETT SERVICES, INC., a Delaware corporation

By:
Name:
Title:

GALLAGHER BENEFIT SERVICES, INC., a Delaware corporation

By:
Name:
Title:

ARTHUR J. GALLAGHER RISK MANAGEMENT SERVICES, INC., an Illinois corporation

By:
Name:
Title:

ARTHUR J. GALLAGHER SERVICE COMPANY, LLC, a Delaware limited liability company

By:
Name:
Title:

E-1(b)-4

FORM OF SENIOR NOTE, SERIES J

ARTHUR J. GALLAGHER & CO.

ARTHUR J. GALLAGHER & CO. (ILLINOIS)

ARTHUR J. GALLAGHER BROKERAGE & RISK MANAGEMENT SERVICES, LLC

RISK PLACEMENT SERVICES, INC.

GALLAGHER BASSETT SERVICES, INC.

GALLAGHER BENEFIT SERVICES, INC.

ARTHUR J. GALLAGHER RISK MANAGEMENT SERVICES, INC.

ARTHUR J. GALLAGHER SERVICE COMPANY, LLC

4.98% Senior Notes, Series J, due February 27, 2029

No. J-	February 27, 2014
$	[PPN]

FOR VALUE RECEIVED, the undersigned, Arthur J. Gallagher & Co., a Delaware corporation (the “Company”), Arthur J. Gallagher & Co. (Illinois), an Illinois corporation (“AJG Illinois”), Arthur J. Gallagher Brokerage & Risk Management Services, LLC, a Delaware limited liability company (“AJG Brokerage”), Risk Placement Services, Inc., an Illinois corporation (“RPS”), Gallagher Bassett Services, Inc., a Delaware corporation (“Gallagher Bassett”), Gallagher Benefit Services, Inc., a Delaware corporation (“Gallagher Benefit”), Arthur J. Gallagher Risk Management Services, Inc., an Illinois corporation (“Gallagher Risk”) and Arthur J. Gallagher Service Company, LLC, a Delaware limited liability company (“Gallagher Service”; the Company, AJG Illinois, AJG Brokerage, RPS, Gallagher Bassett, Gallagher Benefit, Gallagher Risk and Gallagher Service are each hereinafter individually referred to as an “Obligor” and collectively as the “Obligors”), jointly and severally, hereby promise to pay to                     , or registered assigns, the principal sum of                     DOLLARS (or so much thereof as shall not have been prepaid) on February 27, 2029 with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance hereof at the rate of (a) 4.98% per annum from the date hereof payable semi-annually on the 27th day of February and August in each year commencing with the February 27 or August 27 next succeeding the date hereof, until the principal shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of principal, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to 6.98% payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement dated as December 20, 2013 (as from time to time amended, the “Note Purchase Agreement”), among the Obligors and the Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance

EXHIBIT 1(c)

(to Note Purchase Agreement)

hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Section 6 of the Note Purchase Agreement and, in addition, in the case of a transferee, shall be deemed to represent that either (a) the transferee is not, and is not acting on behalf of, an employee benefit plan or plan subject to ERISA or Section 4975 of the Code, or (b) the transfer of the Note to, and the holding of the Note by, the transferee is exempt from the prohibited transaction provisions of ERISA and Section 4975 of the Code as a result of an applicable class or statutory prohibited transaction exemption. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount of the same series will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors and any Subsidiary Guarantor may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors and any Subsidiary Guarantor will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

Pursuant to Section 2.2 of the Note Purchase Agreement, an Obligor (other than the Company) and any Subsidiary Guarantor may from time to time be discharged and released from its obligations under the Note Purchase Agreement, this Note and any Joinder Agreement or the Subsidiary Guaranty to which such Subsidiary Guarantor is a party on the terms and with the effect specified in the Note Purchase Agreement.

E-1(c)-2

This Note shall be construed and enforced in accordance with, and the rights of the Obligors and the holder of this Note shall be governed by, the law of the State of Illinois, excluding choice-of-law principles of the law of such State that would permit application of the laws of a jurisdiction other than such State.

ARTHUR J. GALLAGHER & CO., a Delaware corporation

By
Name:
Title:

ARTHUR J. GALLAGHER & CO. (ILLINOIS), an Illinois corporation

By:
Name:
Title:

ARTHUR J. GALLAGHER BROKERAGE & RISK MANAGEMENT SERVICES, LLC, a Delaware limited liability company

By:
Name:
Title:

RISK PLACEMENT SERVICES, INC., an Illinois corporation

By:
Name:
Title:

E-1(c)-3

GALLAGHER BASSETT SERVICES, INC., a Delaware corporation

By:
Name:
Title:

GALLAGHER BENEFIT SERVICES, INC., a Delaware corporation

By:
Name:
Title:

ARTHUR J. GALLAGHER RISK MANAGEMENT SERVICES, INC., an Illinois corporation

By:
Name:
Title:

ARTHUR J. GALLAGHER SERVICE COMPANY, LLC, a Delaware limited liability company

By:
Name:
Title:

E-1(c)-4

FORM OF OPINION OF SPECIAL COUNSEL

FOR THE OBLIGORS

February 27, 2014

To the Purchasers Listed

on Schedule I hereto

Re: $325,000,000 aggregate principal amount of its 4.58% Senior Notes, Series H, due February 27, 2024, $175,000,000 aggregate principal amount of its 4.73% Senior Notes, Series I, due February 27, 2026 and $100,000,000 aggregate principal amount of its 4.98% Senior Notes, Series J, due February 27, 2029

Ladies and Gentlemen:

We have acted as counsel to (i) Arthur J. Gallagher & Co., a Delaware corporation (the “Company”), (ii) Arthur J. Gallagher & Co. (Illinois), an Illinois corporation (“AJG Illinois”), (iii) Arthur J. Gallagher Brokerage & Risk Management Services, LLC, a Delaware limited liability company (“AJG Brokerage”), (iv) Risk Placement Services, Inc., an Illinois corporation (“RPS”), (v) Gallagher Bassett Services, Inc., a Delaware corporation (“Gallagher Bassett”), (vi) Gallagher Benefit Services, Inc., a Delaware corporation (“Gallagher Benefit”), (vii) Arthur J. Gallagher Risk Management Services, Inc., an Illinois corporation (“Gallagher Risk”), and (viii) Arthur J. Gallagher Service Company, LLC, a Delaware limited liability company (“Gallagher Service”, and, collectively with the Company, AJG Illinois, AJG Brokerage, RPS, Gallagher Bassett, Gallagher Benefit and Gallagher Risk, the “Obligors”), in connection with the preparation, execution and delivery of that certain Note Purchase Agreement, dated as of the date hereof (the “Agreement”), among the Purchasers listed on Schedule I hereto (the “Purchasers”) and the Obligors, pursuant to which the Obligors are issuing to the Purchasers (i) $325,000,000 aggregate principal amount of its 4.58% Senior Notes, Series H, due February 27, 2024, (the “Series H Notes”), (ii) $175,000,000 aggregate principal amount of its 4.73% Senior Notes, Series I, due February 27, 2026 (the “Series I Notes”) and (iii) $100,000,000 aggregate principal amount of its 4.98% Senior Notes, Series J, due February 27, 2029, (the “Series J Notes”, together with the Series H Notes and the Series I Notes, the “Notes”). This opinion letter is being delivered to you at the request of the Obligors pursuant to Section 4.4(a) of the Agreement.

In connection with this opinion letter, we have examined originals, or copies certified or otherwise identified to our satisfaction, of:

(a)	the Agreement; and

(b)	the Notes being delivered to the Purchasers on the date hereof.

We also have examined originals, or copies of originals certified to our satisfaction, of such agreements, documents, certificates and other statements of government officials and other instruments, have examined such questions of law and have satisfied ourselves as to such matters

4.4(a)-1

of fact as we have considered relevant and necessary as a basis for this opinion letter. We have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals and the conformity with the original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission. As to facts relevant to the opinions expressed herein, we have relied, without independent investigation or verification, upon, and assumed the accuracy and completeness of, the representations and warranties made in the Agreement and upon certificates and oral and written statements of officers of the Obligors.

Based on and subject to the foregoing and the other limitations, qualifications, exceptions and assumptions set forth herein, this will advise you that in the opinion of the undersigned:

1. The Agreement constitutes a valid and binding obligation of each Obligor, enforceable against each Obligor in accordance with its terms.

2. The Notes, when delivered to and paid for by the Purchasers in accordance with the terms of the Agreement, will constitute valid and binding obligations of each Obligor, enforceable against each Obligor in accordance with their respective terms.

3. Assuming the accuracy of the representations and warranties and compliance with the agreements of the Obligors and the Purchasers in the Agreement, it is not necessary, in connection with the offer and sale of the Notes by the Obligors to the Purchasers in the manner contemplated by the Agreement, to register the Notes under the Securities Act of 1933, as amended, or to qualify an indenture under the Trust Indenture Act of 1939, as amended.

4. Based upon the Officer’s Certificate of the Company dated the date hereof and attached hereto, the issuance of the Notes in accordance with the provisions of and as contemplated by the Agreement does not violate Regulation U or X of the Board of Governors of the Federal Reserve System.

The foregoing opinions are subject to the following qualifications, exceptions, assumptions and limitations:

A. The foregoing opinions are limited to matters arising under the federal laws of the United States of America and the laws of the State of Illinois. We express no opinion as to the laws, rules or regulations of any other jurisdiction, or as to the municipal laws or the laws, rules or regulations of any local agencies or governmental authorities of or within the State of Illinois, or in each case as to any matters arising thereunder or relating thereto.

B. Our opinions in paragraph 1 and 2 above are subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights and remedies of creditors generally and to general principles of equity (whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief.

C. We express no opinion as to any provision of any instrument, agreement or other document regarding (i) severability of the provisions thereof or (ii) providing that the assertion or employment of any right or remedy shall not prevent the concurrent assertion or employment of any other right or remedy, or that every right and remedy shall be cumulative and in addition to every other right and remedy, or that any delay or omission to exercise any right or remedy shall not impair any right or remedy or constitute a waiver thereof.

E-4.4(a)-2

D. With respect to the Agreement and the Notes (collectively, the “Transaction Documents”), we have assumed, to the extent relevant to the opinions set forth herein, that (i) each party to such Transaction Document (if not a natural person) was duly formed or organized, as the case may be, and was at all relevant times and is validly existing and in good standing under the laws of its jurisdiction of formation or organization, as the case may be, and had at all relevant times and has the full right, power and authority to execute, deliver and perform its obligations under such Transaction Document, (ii) such Transaction Document has been duly authorized, executed and delivered by each party thereto, (iii) such Transaction Document was at all relevant times and is the valid, binding and enforceable agreement or obligation, as the case may be, of each party thereto in accordance with its terms, provided that we make no such assumption in this clause (iii) insofar as such matters relate to any of the Obligors and is expressly covered by our opinions in paragraph 1 or 2 above, and (iv) the terms and provisions of such Transaction Document do not, and the execution, delivery and performance thereof by each of the parties to such Transaction Document do not and will not, violate the respective organizational documents of any of the parties to such Transaction Document or any law, order or decree of any court, administrative agency or other governmental authority binding on any such party, or result in a breach of or cause a default under any contract, instrument or agreement to which each party to such Transaction Document is a party or by which any such party is bound.

This opinion letter is being rendered and delivered solely to and for the benefit of the persons to whom it is addressed in connection with the matters described above; accordingly, it may not be quoted or otherwise delivered to or relied upon by any other person or used for any other purpose without our prior written consent. Notwithstanding the preceding sentence: (i) you may make available a copy of this opinion letter to any federal or state regulatory authority having jurisdiction over you (as well as the National Association of Insurance Commissioners) or any prospective purchaser of the Notes that is an Institutional Investor (as defined in clause (c) of the definition thereof set forth in Schedule B to the Agreement), provided that such recipient shall not be entitled to rely on this opinion letter; and (ii) any Institutional Investor (as defined in clause (c) of the definition thereof set forth in Schedule B to the Agreement) who purchases a Note may rely on this opinion letter as of the date hereof (and any reliance after the date hereof shall not be deemed to be an updating or re-delivery of the opinions expressed in this opinion letter). We assume no obligation to notify you or any such Institutional Investor or to supplement this opinion letter to reflect any facts or circumstances which may hereafter come to our attention with respect to the opinions expressed herein, including any changes in applicable law which may hereafter occur.

Very truly yours,

E-4.4(a)-3

SCHEDULE I

[Purchaser information to be added.]

E-4.4(a)-4

FORM OF OPINION OF COUNSEL

FOR THE OBLIGORS

February 27, 2014

To the Purchasers Listed

on Schedule I hereto

Re: $325,000,000 aggregate principal amount of its 4.58% Senior Notes, Series H, due February 27, 2024, $175,000,000 aggregate principal amount of its 4.73% Senior Notes, Series I, due February 27, 2026 and $100,000,000 aggregate principal amount of its 4.98% Senior Notes, Series J, due February 27, 2029

Ladies and Gentlemen:

I am General Counsel of (i) Arthur J. Gallagher & Co., a Delaware corporation (the “Company”), (ii) Arthur J. Gallagher & Co. (Illinois), an Illinois corporation (“AJG Illinois”), (iii) Arthur J. Gallagher Brokerage & Risk Management Services, LLC, a Delaware limited liability company (“AJG Brokerage”), (iv) Risk Placement Services, Inc., an Illinois corporation (“RPS”), (v) Gallagher Bassett Services, Inc., a Delaware corporation (“Gallagher Bassett”), (vi) Gallagher Benefit Services, Inc., a Delaware corporation (“Gallagher Benefit”), (vii) Arthur J. Gallagher Risk Management Services, Inc., an Illinois corporation (“Gallagher Risk”), and (viii) Arthur J. Gallagher Service Company, LLC, a Delaware limited liability company (“Gallagher Service”, and, collectively with the Company, AJG Illinois, AJG Brokerage, RPS, Gallagher Bassett, Gallagher Benefit and Gallagher Risk, the “Obligors”), in connection with the preparation, execution and delivery of that certain Note Purchase Agreement, dated as of the date hereof (the “Agreement”), among the Purchasers listed on Schedule I hereto (the “Purchasers”) and the Obligors, pursuant to which the Obligors are issuing to the Purchasers (i) $325,000,000 aggregate principal amount of its 4.58% Senior Notes, Series H, due February 27, 2024, (the “Series H Notes”), (ii) $175,000,000 aggregate principal amount of its 4.73% Senior Notes, Series I, due February 27, 2026 (the “Series I Notes”) and (iii) $100,000,000 aggregate principal amount of its 4.98% Senior Notes, Series J, due February 27, 2029, (the “Series J Notes”, together with the Series H Notes and the Series I Notes, the “Notes”). This opinion letter is being delivered to you pursuant to Section 4.4(b) of the Agreement.

I have reviewed the following documents and all exhibits thereto for the purposes of rendering the opinions expressed herein:

a)	the Agreement; and

b)	the Notes being delivered to the Purchasers on the date hereof.

I have also examined originals, or copies of originals certified to my satisfaction, of such agreements, documents, certificates and other statements of government officials and other instruments, have examined such questions of law and have satisfied myself as to such matters of fact as I have deemed relevant and necessary as a basis for this opinion letter. I have assumed

EXHIBIT 4.4(b)

(to Note Purchase Agreement)

the authenticity of all documents submitted to me as originals, the conformity with the original documents of all documents submitted to me as certified or photostatic copies or by facsimile or other means of electronic transmission for my examination and the legal capacity of all natural persons.

Based on and subject to the foregoing and the other limitations, qualifications, exceptions and assumptions set forth herein, this will advise you that in the opinion of the undersigned:

1. The Company is validly existing as a corporation and is in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to execute and perform its obligations under the Agreement and to issue the Notes and has the corporate power and authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

2. Each Obligor other than the Company is validly existing as a corporation or limited liability company and is in good standing under the laws of its state of incorporation or formation. Each Obligor other than the Company has the corporate or limited liability company power and authority to execute and perform its obligations under the Agreement and has the corporate or limited liability company power and authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign corporation or limited liability company in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole. All of the issued and outstanding shares of capital stock or limited liability company interests of each Obligor other than the Company have been duly issued, are (in the case of shares of capital stock) fully paid and non-assessable and are owned by the Company, by one or more subsidiaries of the Company, or by the Company and one or more of its subsidiaries, free and clear of any lien, mortgage, pledge, charge, security interest or other encumbrance.

3. All necessary corporate or limited liability company action on the part of each Obligor has been taken to authorize the execution, delivery and performance of the Agreement by such Obligor, and the Agreement has been duly executed and delivered by each Obligor.

4. All necessary corporate or limited liability company action on the part of each Obligor has been taken to authorize the execution, delivery and performance of the Notes by such Obligor, and the Notes have been duly executed and delivered by each Obligor.

5. No consent, approval, authorization or other order of any federal regulatory body, federal administrative agency or other federal governmental body of the United States of America or any state regulatory body, state administrative agency or other state governmental body is required under Applicable Laws for the execution, delivery or performance of the Agreement or the Notes by the Obligors or the issuance and sale of the Notes to the Purchasers as contemplated by the Agreement. As used in this opinion letter, “Applicable

E-4.4(b)-2

Laws” means the General Corporation Law of the State of Delaware, the Limited Liability Company Act of the State of Delaware, those state laws of the State of Illinois and those federal laws of the United States of America which a lawyer in the relevant jurisdiction exercising customary diligence would reasonably recognize as being applicable to transactions of the type contemplated by the Agreement; provided, that the term “Applicable Laws” shall not include federal or state securities or blue sky laws (including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Trust Indenture Act of 1939, as amended, or the Investment Company Act of 1940, as amended, or in each case any rules or regulations thereunder).

6. The execution and delivery by each Obligor of the Agreement and the Notes do not, and the performance by each Obligor of the Agreement and the Notes (including the issuance and sale of the Notes) will not, (i) violate the certificate or articles of incorporation, certificate of formation, by-laws or limited liability company agreement, as applicable, of such Obligor, (ii) result in a violation by such Obligor of any of the terms and provisions of any Applicable Laws or (iii) result in any breach of, or constitute a default under, or result in the creation of any lien or encumbrance in respect of any property of such Obligor under, any agreement or other instrument known to me to which such Obligor is a party or by which such Obligor may be bound, including, without limitation, the agreements set forth in Schedule 5.15(c) to the Agreement.

7. No Obligor is an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended.

8. To my knowledge after due inquiry, except as disclosed in the Company’s reports, documents or other materials filed with the Securities and Exchange Commission, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which any Obligor is a party or to which any property of any Obligor is the subject which, individually or in the aggregate, would reasonably be expected to have a materially adverse effect on the business or assets of the Company and its subsidiaries taken as a whole or which would impair the ability of the Obligors to issue and deliver the Notes or to comply with the provisions of the Agreement or the Notes or which challenges the legal, valid and binding nature of the Agreement or the Notes; and to my knowledge, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others.

As to facts relevant to the opinions expressed herein, I have reviewed originals of each of the Agreement and the Notes (collectively, the “Relevant Documents”) and have relied, without independent investigation or verification, upon, and assumed the accuracy and completeness of, the representations and warranties made in the Agreement.

I am the Vice President, General Counsel and Secretary of the Company, and I am delivering this opinion letter only in such capacity.

This opinion letter is subject to the following qualifications:

(A) In rendering the opinions set forth in paragraphs 1 and 2 above with respect to the Obligors’ valid existence and good standing and license or qualification to transact business as a foreign corporation or limited liability company, as applicable, I have relied solely on certificates of government officials, in each case as of a recent date prior to the date hereof.

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(B) I express no opinion in paragraph 6(iii) above as to any breach of or default under any financial covenant or any provision requiring a mathematical, accounting or financial computation or determination.

(C) Any opinion herein which is expressed to be “to my knowledge” or “known to me” or is otherwise qualified by words of like import means that I have no actual knowledge of any facts or information contrary to such opinion. I have not undertaken any independent investigation, beyond that mentioned in paragraph 8 of this opinion letter, to determine the accuracy of any such facts or information, and no inference as to my knowledge of any matters bearing on the accuracy of any such facts or information should be drawn solely from the fact of my employment by the Company or the rendering of this opinion letter.

(D) This opinion letter is limited to matters arising under the General Corporation Law of the State of Delaware, the Limited Liability Company Act of the State of Delaware, the laws of the State of Illinois and the federal laws of the United States of America. I express no opinion as to the laws, rules or regulations of any other jurisdiction or, in the case of Delaware, any other Delaware laws, rules or regulations, or as to the municipal laws or the laws, rules or regulations of any local agencies or governmental authorities of or within the State of Illinois, or in each case as to any matters arising thereunder or relating thereto. I express no opinion as to matters relating to securities or blue sky laws of any jurisdiction.

This opinion letter is being rendered and delivered solely to and for the benefit of the persons to whom it is addressed in connection with the matters described above; accordingly, it may not be quoted or otherwise delivered to or relied upon by any other person or used for any other purpose without my prior written consent. Notwithstanding the preceding sentence: (i) you may make available a copy of this opinion letter to any federal or state regulatory authority having jurisdiction over you (as well as the National Association of Insurance Commissioners) or any prospective purchaser of the Notes that is an Institutional Investor (as defined in clause (c) of the definition thereof set forth in Schedule B to the Agreement), provided that such recipient shall not be entitled to rely on this opinion letter; and (ii) any Institutional Investor (as defined in clause (c) of the definition thereof set forth in Schedule B to the Agreement) who purchases a Note may rely on this opinion letter as of the date hereof (and any reliance after the date hereof shall not be deemed to be an updating or re-delivery of the opinions expressed in this opinion letter). I assume no obligation to notify you or any such Institutional Investor or to supplement this opinion letter to reflect any facts or circumstances which may hereafter come to my attention with respect to the opinions expressed herein, including any changes in applicable law which may hereafter occur.

Very truly yours,

Walter D. Bay
Vice President, General Counsel and Secretary

E-4.4(b)-4

SCHEDULE I

[Purchaser information to be added.]

E-4.4(b)-5

FORM OF OPINION OF COUNSEL

FOR THE PURCHASERS

The closing opinion of Schiff Hardin LLP, special counsel to the Purchasers, called for by Section 4.4(c) of the Agreement, shall be dated the date of the Closing and addressed to the Purchasers, shall be satisfactory in form and substance to the Purchasers and shall be to the effect that:

1. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware.

2. Each Obligor other than the Company is validly existing as a corporation or limited liability company and is in good standing under the laws of its state of incorporation or formation.

3. The Company and each other Obligor has the corporate or limited liability company power and authority to execute, deliver and perform its obligations under the Agreement. The execution, delivery and performance thereof by the Company and each other Obligor has been duly authorized by all necessary corporate or limited liability company action on the part of the Company and each other Obligor, as the case may be, and the Agreement and the Notes have been duly executed and delivered by the Company and each of the other Obligors.

4. The Agreement and the Notes constitute the legal, valid and binding obligations of the Company and each other Obligor enforceable against such Person in accordance with its terms.

5. In view of the circumstances surrounding the sale and delivery of the Notes and on the basis of the representations made by the Company and each other Obligor in Section 5.13 of the Agreement and by you in Section 6.1 of the Agreement, it is not necessary in connection with the offering, issuance and delivery of the Notes under the circumstance contemplated by the Agreement to register the Notes under the Securities Act or to qualify and indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended and now in effect.

The opinion of Schiff Hardin LLP shall also state that the opinions of Sidley Austin LLP and Walter D. Bay, General Counsel of the Company, are each satisfactory in scope and form to Schiff Hardin LLP and that, in their opinion, the Purchasers are justified in relying thereon.

In rendering the opinion set forth in paragraphs 1 and 2 above, Schiff Hardin LLP may rely, as to matters referred to in paragraphs 1 and 2, solely upon an examination of certificates of government officials, in each case as of a recent date prior to the date hereof. In rendering the opinion set forth in paragraph 3 above, Schiff Hardin LLP may rely upon the opinions of Sidley Austin LLP and Walter D. Bay, General Counsel of the Company. The opinion of Schiff Hardin LLP is limited to the General Corporation Law of the State of Delaware, the Limited Liability Company Act of the State of Delaware, the laws of the State of Illinois and the federal laws of the United States of America.

EXHIBIT 4.4(c)

(to Note Purchase Agreement)

With respect to matters of fact upon which such opinion is based, Schiff Hardin LLP may rely on appropriate certificates of public officials and officers of the Obligors and upon representations of the Obligors and the Purchasers delivered in connection with the issuance and sale of the Notes.

E-4.4(c)-2

FORM OF SUBSIDIARY GUARANTY

GUARANTY AGREEMENT

DATED AS OF              , 20

Re:	$325,000,000 aggregate principal amount of its 4.58% Senior Notes, Series H, due February 27, 2024
$175,000,000 aggregate principal amount of its 4.73% Senior Notes, Series I, due February 27, 2026

and

$100,000,000 aggregate principal amount of its 4.98% Senior Notes, Series J, due February 27, 2029

of

ARTHUR J. GALLAGHER & CO.

ARTHUR J. GALLAGHER & CO. (ILLINOIS)

ARTHUR J. GALLAGHER BROKERAGE & RISK MANAGEMENT SERVICES, LLC

RISK PLACEMENT SERVICES, INC.

GALLAGHER BASSETT SERVICES, INC.

GALLAGHER BENEFIT SERVICES, INC.

ARTHUR J. GALLAGHER RISK MANAGEMENT SERVICES, INC.

ARTHUR J. GALLAGHER SERVICE COMPANY, LLC

EXHIBIT 9.7(a)(i)

(to Note Purchase Agreement)

(Not a part of the Agreement)

E-9.7(a)(i)-i

GUARANTY AGREEMENT

Re: $325,000,000 aggregate principal amount of its 4.58% Senior Notes, Series H, due February 27, 2024, $175,000,000 aggregate principal amount of its 4.73% Senior Notes, Series I, due February 27, 2026 and $100,000,000 aggregate principal amount of its 4.98% Senior Notes, Series J, due February 27, 2029

This GUARANTY AGREEMENT dated as of             ,          (the or this “Guaranty”) is entered into on a joint and several basis by each of the undersigned (which parties are hereinafter referred to individually as a “Guarantor” and collectively as the “Guarantors”).

RECITALS

A. Each Guarantor is a Subsidiary (as defined in the hereinafter defined Note Purchase Agreement) of Arthur J. Gallagher & Co., a Delaware corporation (the “Company”).

B. For the purpose set forth in Section 5.14 thereof, the Company has entered into that certain Note Purchase Agreement dated as of December 20, 2013 (the “Note Purchase Agreement”) among the Company, Arthur J. Gallagher & Co. (Illinois), an Illinois corporation (“AJG Illinois”), Arthur J. Gallagher Brokerage & Risk Management Services, LLC, a Delaware limited liability company (“AJG Brokerage”), Risk Placement Services, Inc., an Illinois corporation (“RPS”), Gallagher Bassett Services, Inc., a Delaware corporation (“Gallagher Bassett”), Gallagher Benefit Services, Inc., a Delaware corporation (“Gallagher Benefit”), Arthur J. Gallagher Risk Management Services, Inc., an Illinois corporation (“Gallagher Risk”) and Arthur J. Gallagher Service Company, LLC, a Delaware limited liability company (“Gallagher Service”; the Company, AJG Illinois, AJG Brokerage, RPS, Gallagher Bassett, Gallagher Benefit, Gallagher Risk and Gallagher Service are each, together with any Subsidiary which is required to become an Obligor in compliance with the requirements of Section 9.7 of the Note Purchase Agreement, hereinafter individually referred to as an “Obligor” and collectively as the “Obligors”) and each of the purchasers named on Schedule A thereto (the “Initial Note Purchasers”; the Initial Note Purchasers, together with their successors, assigns or any other future holder of the Notes (as hereinafter defined), the “Holders”), providing for, inter alia, the issue and sale by the Obligors to the Initial Note Purchasers of (i) $325,000,000 aggregate principal amount of their 4.58% Senior Notes, Series H, due February 27, 2024, (the “Series H Notes”), (ii) $175,000,000 aggregate principal amount of their 4.73% Senior Notes, Series I, due February 27, 2026 (the “Series I Notes”) and (iii) $100,000,000 aggregate principal amount of their 4.98% Senior Notes, Series J, due February 27, 2029, (the “Series J Notes”, together with the Series H Notes and the Series I Notes, the “Notes”).

C. The Initial Note Purchasers have required as a condition to their purchase of the Notes that the Company cause each Subsidiary that after the date of Closing delivers a guaranty pursuant to the Bank Credit Agreement or any Existing Note Agreement to enter into this Guaranty, as security for the Notes. The Company owns 100% of the equity interests of the Guarantors.

EXHIBIT 9.7(a)(i)

D. Each of the Guarantors has derived substantial direct and indirect benefit from the sale of the Notes to the Initial Note Purchasers.

NOW, THEREFORE, as required by Section 9.7 of the Note Purchase Agreement and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, each Guarantor does hereby covenant and agree, jointly and severally, as follows:

SECTION 1.	Definitions.

Capitalized terms used herein shall have the meanings set forth in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

SECTION 2.	Guaranty of Notes and Note Purchase Agreement.

(a) Subject to the limitation set forth in Section 2(b) hereof, each Guarantor jointly and severally does hereby irrevocably, absolutely and unconditionally guarantee unto the Holders: (1) the full and prompt payment of the principal of, premium (including, without limitation, any Make-Whole Amount), if any, and interest on the Notes and any other amounts from time to time outstanding under the Note Purchase Agreement or the Notes, as and when such payments shall become due and payable whether by lapse of time, upon redemption or prepayment, by extension or by acceleration or declaration or otherwise (including (to the extent legally enforceable) interest due on overdue payments of principal, premium, if any, or interest at the rate set forth in the Notes and interest accruing at the then applicable rate provided in the Notes after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to an Obligor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) in Federal or other immediately available funds of the United States of America which at the time of payment or demand therefor shall be legal tender for the payment of public and private debts, (2) the full and prompt performance and observance by the Obligors of each and all of the obligations, covenants and agreements required to be performed or owed by the Obligors under the terms of the Notes and the Note Purchase Agreement and (3) the full and prompt payment, upon demand by any Holder, of all costs and expenses, legal or otherwise (including reasonable attorneys’ fees), if any, as shall have been expended or incurred in the protection or enforcement of any rights, privileges or liabilities in favor of the Holders under or in respect of the Notes, the Note Purchase Agreement or under this Guaranty or in any consultation or action in connection therewith or herewith and in each and every case irrespective of the validity, regularity, or enforcement of any of the Notes or Note Purchase Agreement or any of the terms thereof or any other like circumstance or circumstances.

(b) The liability of each Guarantor under this Guaranty shall not exceed an amount equal to a maximum amount as will, after giving effect to such maximum amount and all other liabilities of such Guarantor, contingent or otherwise, result in the obligations of such Guarantor hereunder not constituting a fraudulent transfer, obligation or conveyance.

SECTION 3.	Guaranty of Payment and Performance.

This is a guarantee of payment and performance and each Guarantor hereby waives, to the fullest extent permitted by law, any right to require that any action on or in respect of any

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Note or the Note Purchase Agreement be brought against an Obligor or any other Person or that resort be had to any direct or indirect security for the Notes or for this Guaranty or any other remedy. Any Holder may, at its option, proceed hereunder against any Guarantor in the first instance to collect monies when due, the payment of which is guaranteed hereby, without first proceeding against an Obligor or any other Person and without first resorting to any direct or indirect security for the Notes or for this Guaranty or any other remedy. The liability of each Guarantor hereunder shall in no way be affected or impaired by any acceptance by any Holder of any direct or indirect security for, or other guaranties of, any Indebtedness, liability or obligation of an Obligor or any other Person to any Holder or by any failure, delay, neglect or omission by any Holder to realize upon or protect any such guarantees, Indebtedness, liability or obligation or any notes or other instruments evidencing the same or any direct or indirect security therefor or by any approval, consent, waiver, or other action taken, or omitted to be taken by any such Holder.

The covenants and agreements on the part of the Guarantors herein contained shall take effect as joint and several covenants and agreements, and references to the Guarantors shall take effect as references to each of them and none of them shall be released from liability hereunder by reason of the guarantee ceasing to be binding as a continuing security on any other of them.

SECTION 4.	General Provisions Relating to the Guaranty.

(a) Each Guarantor hereby consents and agrees that any Holder or Holders from time to time, with or without any further notice to or assent from any other Guarantor may, without in any manner affecting the liability of any Guarantor under this Guaranty, and upon such terms and conditions as any such Holder or Holders may deem advisable:

(1) extend in whole or in part (by renewal or otherwise), modify, change, compromise, release or extend the duration of the time for the performance or payment of any Indebtedness, liability or obligation of any Obligor or of any other Person secondarily or otherwise liable for any Indebtedness, liability or obligations of such Obligor on the Notes, or waive any Default or Event of Default with respect thereto, or waive, modify, amend or change any provision of any other agreement or this Guaranty; or

(2) sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by, or for the benefit of, any such Holder as direct or indirect security for the payment or performance of any Indebtedness, liability or obligation of an Obligor or of any other Person secondarily or otherwise liable for any Indebtedness, liability or obligation of such Obligor on the Notes; or

(3) settle, adjust or compromise any claim of an Obligor against any other Person secondarily or otherwise liable for any Indebtedness, liability or obligation of such Obligor on the Notes.

Each Guarantor hereby ratifies and confirms any such extension, renewal, change, sale, release, waiver, surrender, exchange, modification, amendment, impairment, substitution,

E-9.7(a)(i)-3

settlement, adjustment or compromise and that the same shall be binding upon it, and hereby waives, to the fullest extent permitted by law, any and all defenses, counterclaims or offsets which it might or could have by reason thereof, it being understood that such Guarantor shall at all times be bound by this Guaranty and remain liable hereunder.

(b) Each Guarantor hereby waives, to the fullest extent permitted by law:

(1) notice of acceptance of this Guaranty by the Holders or of the creation, renewal or accrual of any liability of an Obligor, present or future, or of the reliance of such Holders upon this Guaranty (it being understood that every Indebtedness, liability and obligation described in Section 2 hereof shall conclusively be presumed to have been created, contracted or incurred in reliance upon the execution of this Guaranty);

(2) demand of payment by any Holder from an Obligor or any other Person indebted in any manner on or for any of the Indebtedness, liabilities or obligations hereby guaranteed; and

(3) presentment for the payment by any Holder or any other Person of the Notes or any other instrument, protest thereof and notice of its dishonor to any party thereto and to such Guarantor.

The obligations of each Guarantor under this Guaranty and the rights of any Holder to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination (other than by indefeasible payment in full in cash of the Notes and the obligations of the Obligors under the Note Purchase Agreement), whether by reason of any claim of any character whatsoever or otherwise and shall not be subject to any defense, set-off, counterclaim (other than any compulsory counterclaim), recoupment or termination whatsoever.

(c) The obligations of the Guarantors hereunder shall be binding upon the Guarantors and their successors and assigns, and shall remain in full force and effect until the entire principal, interest and premium, if any, on the Notes and all other sums due pursuant to Section 2 shall have been paid and such obligations shall not be affected, modified or impaired upon the happening from time to time of any event, including without limitation any of the following, whether or not with notice to or the consent of the Guarantors:

(1) the genuineness, validity, regularity or enforceability of the Notes, the Note Purchase Agreement or any other agreement or any of the terms of any thereof, the continuance of any obligation on the part of the Obligors, any other Guarantors or any other Person on or in respect of the Notes or under the Note Purchase Agreement or any other agreement or the power or authority or the lack of power or authority of the Obligors to issue the Notes or the Obligors to execute and deliver the Note Purchase Agreement or any other agreement or of any other Guarantors to execute and deliver this Guaranty or any other agreement or to perform any of its obligations hereunder or the existence or continuance of the Obligors or any other Person as a legal entity; or

E-9.7(a)(i)-4

(2) any default, failure or delay, willful or otherwise, in the performance by an Obligor, any other Guarantor or any other Person of any obligations of any kind or character whatsoever under the Notes, the Note Purchase Agreement, this Guaranty or any other agreement; or

(3) any creditors’ rights, bankruptcy, receivership or other insolvency proceeding of an Obligor, any other Guarantor or any other Person or in respect of the property of an Obligor, any other Guarantor or any other Person or any merger, consolidation, reorganization, dissolution, liquidation, the sale of all or substantially all of the assets of or winding up of an Obligor, any other Guarantor or any other Person; or

(4) impossibility or illegality of performance on the part of an Obligor, any other Guarantor or any other Person of its obligations under the Notes, the Note Purchase Agreement, this Guaranty or any other agreements; or

(5) in respect of an Obligor, any other Guarantors or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to an Obligor, any other Guarantors or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotion, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any Federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of an Obligor, any other Guarantors or any other Person and whether or not of the kind hereinbefore specified; or

(6) any attachment, claim, demand, charge, Lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, Indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against an Obligor, any Guarantor or any other Person or any claims, demands, charges or Liens of any nature, foreseen or unforeseen, incurred by an Obligor, any Guarantor or any other Person, or against any sums payable in respect of the Notes or under the Note Purchase Agreement or this Guaranty, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided; or

(7) any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by an Obligor, any Guarantor or any other Person of its respective obligations under or in respect of the Notes, the Note Purchase Agreement, this Guaranty or any other agreement; or

(8) the failure of any Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty; or

E-9.7(a)(i)-5

(9) any failure or lack of diligence in collection or protection, failure in presentment or demand for payment, protest, notice of protest, notice of default and of nonpayment, any failure to give notice to any Guarantor of failure of an Obligor, any Guarantor or any other Person to keep and perform any obligation, covenant or agreement under the terms of the Notes, the Note Purchase Agreement, this Guaranty or any other agreement or failure to resort for payment to an Obligor, any other Guarantor or to any other Person or to any other guaranty or to any property, security, Liens or other rights or remedies; or

(10) the acceptance of any additional security or other guaranty, the advance of additional money to an Obligor or any other Person, the renewal or extension of the Notes or amendments, modifications, consents or waivers with respect to the Notes, the Note Purchase Agreement or any other agreement, or the sale, release, substitution or exchange of any security for the Notes; or

(11) any merger or consolidation of an Obligor, any other Guarantor or any other Person into or with any other Person or any sale, lease, transfer or other disposition of any of the assets of an Obligor, any other Guarantor or any other Person to any other Person, or any change in the ownership of any shares of an Obligor, any other Guarantor or any other Person or any release of any other Guarantor; or

(12) any defense whatsoever that: (i) an Obligor or any other Person might have to the payment of the Notes (principal, premium, if any, or interest), other than indefeasible payment thereof in Federal or other immediately available funds, or (ii) an Obligor or any other Person might have to the performance or observance of any of the provisions of the Notes, the Note Purchase Agreement or any other agreement, whether through the satisfaction or purported satisfaction by an Obligor, any other Guarantor or any other Person of its debts due to any cause such as bankruptcy, insolvency, receivership, merger, consolidation, reorganization, dissolution, liquidation, winding-up or otherwise, other than the defense of indefeasible payment in full in cash of the Notes; or

(13) any act or failure to act with regard to the Notes, the Note Purchase Agreement, this Guaranty or any other agreement or anything which might vary the risk of any Guarantor or any other Person; or

(14) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Guarantor or any other Person in respect of the obligations of any Guarantor or other Person under this Guaranty or any other agreement, other than the defense of indefeasible payment in full in cash of the Notes;

provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Guaranty and the parties hereto that the obligations of each Guarantor shall be absolute and unconditional and shall not be discharged, impaired or varied except by the indefeasible payment in full in cash of the principal of, premium, if any, and interest on the Notes in accordance with their respective terms whenever the same shall become

E-9.7(a)(i)-6

due and payable as in the Notes provided and all other sums due and payable under the Note Purchase Agreement, at the place specified in and all in the manner and with the effect provided in the Notes and the Note Purchase Agreement, as each may be amended or modified from time to time. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, an Obligor shall default under or in respect of the terms of the Notes or the Note Purchase Agreement and that notwithstanding recovery hereunder for or in respect of any given default or defaults by an Obligor under the Notes or the Note Purchase Agreement, this Guaranty shall remain in full force and effect and shall apply to each and every subsequent default.

(d) All rights of any Holder may be transferred or assigned at any time and shall be considered to be transferred or assigned at any time or from time to time upon the transfer of such Note whether with or without the consent of or notice to the Guarantors under this Guaranty or to the Obligors.

(e) To the extent of any payments made under this Guaranty, the Guarantors shall be subrogated to the rights of the Holder or Holders upon whose Notes such payment was made, but each Guarantor covenants and agrees that such right of subrogation shall be junior and subordinate in right of payment to the prior indefeasible final payment in cash in full of all amounts due and owing by the Obligors with respect to the Notes and the Note Purchase Agreement and by the Guarantors under this Guaranty, and the Guarantors shall not take any action to enforce such right of subrogation, and the Guarantors shall not accept any payment in respect of such right of subrogation, until all amounts due and owing by the Obligors under or in respect of the Notes and the Note Purchase Agreement and all amounts due and owing by the Guarantors hereunder have indefeasibly been finally paid in cash in full. If any amount shall be paid to any Guarantor in violation of the preceding sentence at any time prior to the indefeasible payment in cash in full of the Notes and all other amounts payable under the Notes, the Note Purchase Agreement and this Guaranty, such amount shall be held in trust for the benefit of the Holders and shall forthwith be paid to the Holders to be credited and applied to the amounts due or to become due with respect to the Notes and all other amounts payable under the Note Purchase Agreement and this Guaranty, whether matured or unmatured. Each Guarantor acknowledges that it has received direct and indirect benefits from the financing arrangements contemplated by the Note Purchase Agreement and that the waiver set forth in this paragraph (e) is knowingly made as a result of the receipt of such benefits.

(f) To the extent of any payments made under this Guaranty, each Guarantor making such payment shall have a right of contribution from the other Guarantors, but such Guarantor covenants and agrees that such right of contribution shall be subordinate in right of payment to the rights of the Holders for which full payment has not been made or provided for and, to that end, such Guarantor agrees not to claim or enforce any such right of contribution unless and until all of the Notes and all other sums due and payable under the Note Purchase Agreement have been fully and irrevocably paid and discharged.

(g) Each Guarantor agrees that to the extent an Obligor, any other Guarantor or any other Person makes any payment on any Note, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, receiver, or any other Person

E-9.7(a)(i)-7

under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to the Guarantors’ obligations hereunder, as if said payment had not been made. The liability of the Guarantors hereunder shall not be reduced or discharged, in whole or in part, by any payment to any Holder from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity, or fraud asserted by any account debtor or by any other Person.

(h) No Holder shall be under any obligation: (1) to marshal any assets in favor of the Guarantors or in payment of any or all of the liabilities of any Obligor under or in respect of the Notes or the obligations of the Guarantors hereunder or (2) to pursue any other remedy that the Guarantors may or may not be able to pursue themselves and that may lighten the Guarantors’ burden, any right to which each Guarantor hereby expressly waives.

(i) The obligations of each Guarantor under this Guaranty rank pari passu in right of payment with all other Indebtedness of such Guarantor which is not secured or which is not expressly subordinated in right of payment to any other Indebtedness of such Guarantor.

(j) A Guarantor shall be automatically discharged and released from this Guaranty pursuant to and in accordance with the provisions of Section 2.2 of the Note Purchase Agreement.

SECTION 5.	Representations and Warranties of the Guarantors.

Each Guarantor represents and warrants to each Holder that:

(a) Such Guarantor is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on (1) the business, operations, affairs, financial condition, assets or properties of such Guarantor and its subsidiaries, taken as a whole, or (2) the ability of such Guarantor to perform its obligations under this Guaranty, or (3) the validity or enforceability of this Guaranty (herein in this Section 5, a “Material Adverse Effect”). Such Guarantor has the power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Guaranty and to perform the provisions hereof.

(b) This Guaranty has been duly authorized by all necessary action on the part of such Guarantor, and this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

E-9.7(a)(i)-8

(c) The execution, delivery and performance by such Guarantor of this Guaranty will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor or any of its subsidiaries under any material indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, charter document or by-law, or any other material agreement or instrument to which such Guarantor or any of its subsidiaries is bound or by which such Guarantor or any of its subsidiaries or any of their respective properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Guarantor or any of its subsidiaries or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the such Guarantor or any of its subsidiaries.

(d) No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Guarantor of this Guaranty.

(e) Such Guarantor is solvent, has capital not unreasonably small in relation to its business or any contemplated or undertaken transaction and has assets having a value both at fair valuation and at present fair salable value greater than the amount required to pay its debts as they become due and greater than the amount that will be required to pay its probable liability on its existing debts as they become absolute and matured. Such Guarantor does not intend to incur, or believe or should have believed that it will incur, debts beyond its ability to pay such debts as they become due. Such Guarantor will not be rendered insolvent by the execution and delivery of, and performance of its obligations under, this Guaranty. Such Guarantor does not intend to hinder, delay or defraud its creditors by or through the execution and delivery of, or performance of its obligations under, this Guaranty.

(f) The obligations of each Guarantor under this Guaranty rank at least pari passu in right of payment with all other unsecured senior Indebtedness (actual or contingent) of each Guarantor.

SECTION 6.	Guarantor Covenants.

From and after the date of issuance of the Notes by the Obligors and continuing so long as any amount remains unpaid thereon each Guarantor agrees to comply with the terms and provisions of Sections 9.1, 9.2, 9.3, 9.4, 9.5 and 9.8 of the Note Purchase Agreement, insofar as such provisions apply to such Guarantor, as if said Sections were set forth herein in full.

SECTION 7.	[Reserved].

SECTION 8.	Governing Law.

(a) THIS GUARANTY SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF ILLINOIS, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

E-9.7(a)(i)-9

(b) Each Guarantor irrevocably submits to the non-exclusive jurisdiction of any Illinois State or federal court sitting in Cook County, Illinois over any suit, action or proceeding arising out of or relating to this Guaranty. To the fullest extent permitted by applicable law, such Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(c) The parties hereto waive any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise, between them arising out of, connected with, related to or incidental to the relationship established between them in connection with this Guaranty, any financing agreement, any loan party document or any other instrument, document or agreement executed or delivered in connection herewith or the transactions related hereto. The parties hereto hereby agree and consent that any such claim, demand, action or cause of action shall be decided by court trial without a jury and that any of them may file an original counterpart or a copy of this Guaranty with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

SECTION 9.	[Reserved].

SECTION 10.	Amendments, Waivers and Consents.

(a) This Guaranty may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of each Guarantor and the Required Holders.

(b) The Guarantors will provide each Holder (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof. The Guarantors will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 10 to each Holder promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the Required Holders.

(c) The Obligors will not directly or indirectly pay or cause to be paid any remuneration, whether by way of fee or otherwise, or grant any security, to any Holder as consideration for or as an inducement to the entering into by any Holder of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each Holder even if such Holder did not consent to such waiver or amendment.

(d) Any amendment or waiver consented to as provided in this Section 10 applies equally to all Holders and is binding upon them and upon each future holder and upon the Guarantors. No such amendment or waiver will extend to or affect any obligation, covenant or agreement not expressly amended or waived or impair any right consequent thereon. No course

E-9.7(a)(i)-10

of dealing between the Guarantors and any Holder nor any delay in exercising any rights hereunder shall operate as a waiver of any rights of any Holder. As used herein, the term “this Guaranty” and references thereto shall mean this Guaranty as it may from time to time be amended or supplemented.

(e) Solely for the purpose of determining whether the Holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Guaranty, Notes directly or indirectly owned by any Guarantor, any Obligor or any of their respective subsidiaries or Affiliates shall be deemed not to be outstanding.

SECTION 11.	Notices.

All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(1) if to an Initial Note Purchaser or such Initial Note Purchaser’s nominee, to such Initial Note Purchaser or such Initial Note Purchaser’s nominee at the address specified for such communications in Schedule A to the Note Purchase Agreement, or at such other address as such Initial Note Purchaser or such Initial Note Purchaser’s nominee shall have specified to any Guarantor or the Company in writing,

(2) if to any other Holder, to such Holder at such address as such Holder shall have specified to any Guarantor or the Company in writing, or

(3) if to any Guarantor, to such Guarantor c/o the Company at its address set forth at the beginning of the Note Purchase Agreement to the attention of Treasurer, with a copy to the General Counsel, or at such other address as such Guarantor shall have specified to the Holders in writing.

Notices under this Section 11 will be deemed given only when actually received.

SECTION 12.	Miscellaneous.

(a) No remedy herein conferred upon or reserved to any Holder is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle any Holder to exercise any remedy reserved to it under the Guaranty, it shall not be necessary for such Holder to physically produce its Note in any proceedings instituted by it or to give any notice, other than such notice as may be herein expressly required.

E-9.7(a)(i)-11

(b) The Guarantors will pay all sums becoming due under this Guaranty by the method and at the address specified in the Note Purchase Agreement, or by such other method or at such other address as any Holder shall have from time to time specified to the Guarantors in writing for such purpose, without the presentation or surrender of this Guaranty or any Note.

(c) Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

(d) If the whole or any part of this Guaranty shall be now or hereafter become unenforceable against any one or more of the Guarantors for any reason whatsoever or if it is not executed by any one or more of the Guarantors, this Guaranty shall nevertheless be and remain fully binding upon and enforceable against each other Guarantor as if it had been made and delivered only by such other Guarantors.

(e) This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of each Holder and its successors and assigns so long as its Notes remain outstanding and unpaid.

(f) This Guaranty may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

SECTION 13.	Indemnity.

To the fullest extent of applicable law, each Guarantor shall indemnify and save each Holder harmless from and against any losses which may arise by virtue of any of the obligations hereby guaranteed being or becoming for any reason whatsoever in whole or in part void, voidable, contrary to law, invalid, ineffective or otherwise unenforceable by the Holder or any of them in accordance with its terms (all of the foregoing collectively, an “Indemnifiable Circumstance”). For greater certainty, these losses shall include without limitation all obligations hereby guaranteed which would have been payable by the Obligors but for the existence of an Indemnifiable Circumstance, net of any withholding or deduction of or on account of any tax; provided, however, that the extent of the Guarantor’s aggregate liability under this Section 13 shall not at any time exceed the amount (but for any Indemnifiable Circumstance) otherwise guaranteed pursuant to Section 2.

SECTION 14.	Termination.

This Guaranty shall automatically, without any action on the part of any party hereto, terminate and be void and of no further force and effect with respect to any Guarantor (or any successor thereto or assign thereof) if and when such Guarantor (or any successor thereto or assign thereof) is released from this Guaranty by reason of the express provisions of Section 2.2 of the Note Purchase Agreement or is otherwise released from this Guaranty in accordance with the terms of the Note Purchase Agreement.

E-9.7(a)(i)-12

IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed by an authorized representative as of this      day of             ,         .

[GUARANTOR], a(n) [corporation]

By:
Name:
Title:

E-9.7(a)(i)-13

Accepted and Agreed:

ARTHUR J. GALLAGHER & CO., a Delaware corporation

By:
Name:
Title:

ARTHUR J. GALLAGHER & CO. (ILLINOIS), an Illinois corporation

By:
Name:
Title:

ARTHUR J. GALLAGHER BROKERAGE & RISK MANAGEMENT SERVICES, LLC, a Delaware limited liability company

By:
Name:
Title:

E-9.7(a)(i)-14

RISK PLACEMENT SERVICES, INC., an Illinois corporation

By:
Name:
Title:

E-9.7(a)(i)-15

GALLAGHER BASSETT SERVICES, INC., a Delaware corporation

By:
Name:
Title:

GALLAGHER BENEFIT SERVICES, INC., a Delaware corporation

By:
Name:
Title:

ARTHUR J. GALLAGHER RISK MANAGEMENT SERVICES, INC., an Illinois corporation

By:
Name:
Title:

E-9.7(a)(i)-16

ARTHUR J. GALLAGHER SERVICE COMPANY, LLC, a Delaware limited liability company

By:
Name:
Title:

E-9.7(a)(i)-17

FORM OF JOINDER AGREEMENT

JOINDER AGREEMENT

THIS JOINDER AGREEMENT, dated as of [            ], is made by [                    ], a [                    ] (the “New Obligor”) in favor of the holders of the Notes (as defined in the hereinafter defined Note Purchase Agreement) under the Note Purchase Agreement (as hereinafter defined).

RECITALS

A. Arthur J. Gallagher & Co., a Delaware corporation (the “Company”), Arthur J. Gallagher & Co. (Illinois), an Illinois corporation (“AJG Illinois”), Arthur J. Gallagher Brokerage & Risk Management Services, LLC, a Delaware limited liability company (“AJG Brokerage”), Risk Placement Services, Inc., an Illinois corporation (“RPS”), Gallagher Bassett Services, Inc., a Delaware corporation (“Gallagher Bassett”), Gallagher Benefit Services, Inc., a Delaware corporation (“Gallagher Benefit”), Arthur J. Gallagher Risk Management Services, Inc., an Illinois corporation (“Gallagher Risk”) and Arthur J. Gallagher Service Company, LLC, a Delaware limited liability company (“Gallagher Service”; the Company, AJG Illinois, AJG Brokerage, RPS, Gallagher Bassett, Gallagher Benefit, Gallagher Risk and Gallagher Service are each hereinafter individually referred to as an “Existing Obligor”, collectively as the “Existing Obligors”) are parties to that certain Note Purchase Agreement dated as of December 20, 2013 (as amended, the “Note Purchase Agreement”) with the Purchasers named therein.

B. Without in any manner affecting the Existing Obligors’ joint and several liability under the Note Purchase Agreement, the New Obligor desires to become an obligor under the Note Purchase Agreement and the Notes.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein and in the Note Purchase Agreement, and other valuable consideration, the receipt of which is hereby acknowledged, each undersigned hereby consents and agrees as follows:

1. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Note Purchase Agreement.

2. Without in any manner affecting the Existing Obligors’ joint and several liability under the Note Purchase Agreement and the Notes, the New Obligor hereby assumes and agrees to perform all of the terms, restrictions, obligations and conditions of an “Obligor” under the Note Purchase Agreement and the Notes, and, by execution of this Joinder Agreement, is hereby designated an “Obligor” for purposes of, and agrees to be bound by, each and all terms of the Note Purchase Agreement and the Notes. Without limiting the generality of the forgoing, the New Obligor hereby (a) expressly agrees that it is jointly and severally liable for and assumes all obligations of an Obligor under the Note Purchase Agreement, the Notes and all other related documents to which any Existing Obligor is a party, and (b) agrees to perform for the holders’ benefit and be bound by the terms and covenants applicable to an Obligor under the Note Purchase Agreement, the Notes and all other related documents to which any Existing Obligor is a party.

EXHIBIT 9.7(a)(ii)

(to Note Purchase Agreement)

3. The undersigned is the duly elected                      of the New Obligor, a Subsidiary of the Company, and is duly authorized to execute and deliver this Joinder Agreement to each of you. The execution by the undersigned of this Joinder Agreement shall evidence its consent to and acknowledgment and approval of the terms set forth herein and in the Note Purchase Agreement and by such execution the New Obligor shall be deemed to have made in favor of the holders the representations and warranties set forth in Section 5 of the Note Purchase Agreement.

4. Upon execution of this Joinder Agreement, the Note Purchase Agreement and the Notes shall be deemed to be amended as set forth above. Except as amended herein, the terms and provisions of the Note Purchase Agreement and the Notes are hereby ratified, confirmed and approved in all respects.

5. Any and all notices, requests, certificates and other instruments (including the Notes) may refer to the Note Purchase Agreement and the Notes without making specific reference to this Joinder Agreement, but nevertheless all such references shall be deemed to include this Joinder Agreement unless the context shall otherwise require.

6. This Joinder Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Joinder Agreement by signing any such counterpart.

[The next page is the signature page.]

E-9.7(a)(ii)-2

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed as of the date and year first above written.

[NEW OBLIGOR]

By:
Name:
Title:

E-9.7(a)(ii)-3

REAFFIRMATION

Each of the undersigned consents to the terms of this Joinder Agreement and reaffirms, ratifies and confirms in all respects each and every obligation and covenant made by it in the Note Purchase Agreement and the Notes executed by each of the undersigned in favor of the holders and that the Note Purchase Agreement and the Notes remain the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with their terms.

ARTHUR J. GALLAGHER & CO., a Delaware corporation

By:
Name:
Title:

ARTHUR J. GALLAGHER & CO. (ILLINOIS), an Illinois corporation

By:
Name:
Title:

ARTHUR J. GALLAGHER BROKERAGE & RISK MANAGEMENT SERVICES, LLC, a Delaware limited liability company

By:
Name:
Title:

RISK PLACEMENT SERVICES, INC., an Illinois corporation

By:
Name:
Title:

E-9.7(a)(ii)-4

GALLAGHER BASSETT SERVICES, INC., a Delaware corporation

By:
Name:
Title:

GALLAGHER BENEFIT SERVICES, INC., a Delaware corporation

By:
Name:
Title:

ARTHUR J. GALLAGHER RISK MANAGEMENT SERVICES, INC., an Illinois corporation

By:
Name:
Title:

ARTHUR J. GALLAGHER SERVICE COMPANY, LLC, a Delaware limited liability company

By:
Name:
Title:

E-9.7(a)(ii)-5